 As filed with the Securities and Exchange Commission on December 29, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE
              SECURITIES ACT OF 1933                           [_]

            Registration No. 333-03715

            Pre-Effective Amendment No.
                                       ---                     [_]

            Post-Effective Amendment No.  7
                                         ---                   [X]

            REGISTRATION STATEMENT UNDER THE
              INVESTMENT COMPANY ACT OF 1940
                                                               [_]

            Registration No. 811-07619

            Amendment No. 9                                    [X]
                         ---

                            NUVEEN INVESTMENT TRUST
        (Exact Name of Registrant as Specified in Declaration of Trust)

    333 West Wacker Drive, Chicago,                      60606
                Illinois                               (Zip Code)
    (Address of Principal Executive
                Offices)

       Registrant's Telephone Number, Including Area Code: (312) 917-7700

                                                       Copies to:
Gifford R. Zimmerman-Vice President and            Eric F. Fess, Esq.
          Assistant Secretary                      Chapman and Cutler
         333 West Wacker Drive                   111 West Monroe Street
        Chicago, Illinois 60606                 Chicago, Illinois 60603
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[_] immediately upon filing         [_]  on (date) pursuant to paragraph
    pursuant to paragraph (b)            (a)(1)

[_] on (date) pursuant              [_]  75 days after filing pursuant to
    to paragraph (b)                     paragraph (a)(2)

[X] 60 days after filing pursuant   [_]  on (date) pursuant to paragraph
    to paragraph (a)(1)                  (a)(2) of Rule 485.

If appropriate, check the following box:

[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.



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--------------------------------------------------------------------------------

                                    CONTENTS

                                       OF

                      POST-EFFECTIVE AMENDMENT NO. 7

    The Registration Statement comprises the following papers and contents:

                 The Facing Sheet

                 Part A-Prospectus for the Nuveen Balanced Municipal and Stock Fund.

                 Part B-Statement of Additional Information;--Copy of Annual Reports to Shareholders (the Financial Statements from which are incorporated by reference into the Statement of Addi-tional Information)

                 Part C-Other Information

                 Signatures

                 Index to Exhibits

                 Exhibits

The prospectus for Nuveen Growth and Income Stock Fund, Nuveen Balanced Stock and Bond Fund, and the Nuveen Balanced Municipal and Stock Fund are not af-fected by and therefore not included in this Post-Effective Amendment No. 7. This Post-Effective Amendment is being submitted in order to delay the effec-tiveness of Post-Effective Amendment No. 6 to the Registrant's Form N-1A which relates exclusively to the Nuveen Balanced California Municipal and Stock Fund.

NUVEEN
Balanced California
Municipal and Stock Fund



[PHOTO OF COUPLE APPEARS HERE]





Prospectus
     ,1997

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INVESTING IN NUVEEN MUTUAL FUNDS
Since our founding in 1898, John Nuveen & Co. has been synonymous with invest-ments that withstand the test of time. Today, we offer a range of equity and fixed-income mutual funds designed to suit the unique circumstances and finan-cial planning needs of mature investors. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

Value-investing -- purchasing the securities of established, well-known compa-nies at an attractive price -- is the cornerstone of Nuveen's investment philosophy. That's why we've enlisted Institutional Capital Corporation (ICAP) as the equity portfolio manager for the Nuveen Balanced California Municipal and Stock Fund. ICAP, like Nuveen, is a conservative, research-driven invest-ment manager that invests for value. With this fund, Nuveen and ICAP seek to help you build capital and grow tax-free income, helping offset the effects of inflation.

This prospectus describes in detail the investment objectives, policies and risks of the Nuveen Balanced California Municipal and Stock Fund. We invite you to discuss the contents with your financial adviser, or you may call us at 800-621-7227 for additional information.

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NUVEEN BALANCED CALIFORNIA MUNICIPAL AND STOCK FUND

Prospectus
        , 1997

The NUVEEN BALANCED CALIFORNIA MUNICIPAL AND STOCK FUND (the "Fund") is a mutual fund that seeks to provide over time an attractive after-tax total return through a combination of income exempt from regular federal and Cali-fornia state income taxes, and long-term capital appreciation, and preservation of capital in adverse markets. The Fund pursues this objective by investing in a diversified portfolio of securities consisting of investment grade quality municipal obligations exempt from regular federal and California state income taxes and U.S. dollar denominated equity securities of companies with market capitalizations of at least $500 million. The Fund is designed to offer you a tax-conscious investment strategy that reduces taxable distributions and offers a balance between after-tax total returns and capital preservation.

The Fund offers you Flexible Purchase Options, which provide the flexibility to purchase Fund shares in the same manner you typically make other mutual fund investments. You may choose from one of four alternative classes of Fund shares (Classes A, B, C and R), each with a different combination of sales charges, ongoing fees, eligibility requirements, and other features. Your financial adviser will be able to assist you in determining which share class is best for you. See "Flexible Purchase Options," "How to Buy Fund Shares" and "Summary of Fund Expenses."

The Fund is a series of The Nuveen Investment Trust (the "Trust"). This Prospectus contains information you should know before investing in the Fund. Please retain it for future reference. You can find more detailed information about the Fund in the Statement of Additional Information dated August 1, 1996,
as amended February 1, 1997 and [       ], 1997, and as amended from time to
time. For a free copy of this Statement, write to the Nuveen Mutual Funds, 333 West Wacker Drive, Chicago, IL 60606, or call Nuveen toll-free at 800-621-7227. The Statement has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risks, including possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------

     CONTENTS
   3 SUMMARY OF FUND EXPENSES


   4 SUMMARY INFORMATION ABOUT THE FUND
      4 INVESTMENT OBJECTIVE
      4 HOW THE FUND PURSUES ITS OBJECTIVE
      4 THE BENEFITS OF BALANCING STOCKS
        WITH MUNICIPAL BONDS
      6 HOW TO DETERMINE IF THE FUND IS
        RIGHT FOR YOU
      6 FUND FEATURES AND BENEFITS
      7 RISKS AND SPECIAL CONSIDERATIONS
      7 WHO IS RESPONSIBLE FOR THE
        OPERATION OF THE FUND?
   7 ADDITIONAL INFORMATION ABOUT THE
     FUND'S INVESTMENTS
  11 FLEXIBLE PURCHASE OPTIONS
  12 HOW TO BUY FUND SHARES
  17 DISTRIBUTION AND SERVICE PLAN
  17 HOW TO REDEEM FUND SHARES
  19 MANAGEMENT OF THE FUND
  20 HOW THE FUND SHOWS PERFORMANCE
  20 DISTRIBUTIONS AND TAXES
  20 TAX MATTERS
  21 NET ASSET VALUE
  22 GENERAL INFORMATION



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                                                                          PAGE 2

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SUMMARY OF FUND EXPENSES

The purpose of the tables below is to help you understand all expenses and fees that you would bear directly or indirectly as a Fund shareholder. The percent-ages shown are estimated for the current fiscal year. Actual fees and expenses may be greater or less than those shown. An example of how the expenses work follows these tables.

--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION
EXPENSES (AS A PERCENT
OF OFFERING PRICE)(1)                       CLASS A  CLASS B CLASS C CLASS R(2)
-------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases   5.25%(3) None    None    None
Maximum Sales Charge Imposed on Reinvested
Dividends                                   None     None    None    None
Exchange Fees                               None     None    None    None
Deferred Sales Charge (as a percentage of
lesser of purchase price or redemption
proceeds)                                   None(4)  5%(5)   1%(6)   None

--------------------------------------------------------------------------------

----------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (AS A PERCENT OF
AVERAGE DAILY NET ASSETS)        CLASS A CLASS B CLASS C CLASS R
----------------------------------------------------------------
Management Fees                     .75%    .75%    .75%    .75%
Rule 12b-1 Fees(7)                  .25%   1.00%   1.00%    None
Other Operating Expenses (after
reimbursement)(8)                   .10%    .10%    .10%    .10%
----------------------------------------------------------------
Total Expenses                     1.10%   1.85%   1.85%    .85%

--------------------------------------------------------------------------------

(1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their mate-rials for details.

(2) Class R Shares are available for purchase only under certain limited circumstances, or by specified classes of investors. See "How to Buy Fund Shares--Class R Shares."

(3) Reduced sales charges apply to purchases of $50,000 or more. See "How to Buy Fund Shares--Class A Shares."

(4) Certain Class A purchases at net asset value of $1 million or more may be subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase. See "How to Buy Fund Shares--Class A Shares."

(5) Class B Shares redeemed within six years of purchase are subject to a contingent deferred sales charge of 5% during the first year, 4% during the second and third years, 3% during the fourth year, 2% during the fifth year, and 1% during the sixth year.

(6) Class C Shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(7) Class A, Class B and Class C Shares are subject to an annual service fee of .25% of the average daily net assets to compensate Authorized Dealers for ongoing account services. In addition, Class B and Class C Shares are subject to annual distribution fees of .75% of the average daily net assets to reim-burse Nuveen for costs in connection with the sale of Fund shares. See "Distri-bution and Service Plan." Long-term holders of Class B and Class C Shares may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Rules of Fair Practice.

(8) The investment adviser has agreed to waive fees and reimburse expenses through July 31, 1998 in order to prevent Total Expenses (excluding any distri-bution or service fees and extraordinary expenses) from exceeding .85% of the average daily net asset value of any class of Fund shares. Absent reimburse-ment, "Other Operating Expenses" are estimated to be .25%.

EXAMPLE*

For the Fund, you would pay the following expenses on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return and (2) redemp-tion at the end of each time period:

--------------------------------------------------------------------------------

                                      1 YEAR                                                     3 YEARS
--------------------------------------------------------------------------------------------------------
Class A                               $63                                                        $86
Class B**                             $58                                                        $90
Class C***                            $19                                                        $58
Class R                               $ 9                                                        $27
--------------------------------------------------------------------------------------------------------

*This example does not represent past or future expenses, which may be greater or less than those shown. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in this example. This example assumes that the percentage amounts listed under Annual Operating Expenses remain the same in each of the periods. For additional information about the Fund's fees and expenses, see "Distribution and Service Plan" and "Management of the Fund."

**Assumes that the shareholder redeemed on the first day of the next year and the contingent deferred sales charge was applied as follows: 1 year (4%) and 3 years (3%). If instead the shareholder had redeemed on the last day of the prior year, the expenses would have been as follows: 1 year $68 and 3 years $100. See "How to Buy Fund Shares--Class B Shares."

***Assumes that the shareholder redeemed on the first day of the second year and the contingent deferred sales charge was not applicable for any of the periods shown. If instead the shareholder had redeemed on the last day of the first year, the expenses in the first year would have been $29. See "How to Buy Fund Shares--Class C Shares."


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY INFORMATION ABOUT THE FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Fund seeks to provide over time an attractive after-tax total return through a combination of capital appreciation and income exempt from regular federal and California state income taxes and capital preservation in adverse markets. The investment objective may not be changed without shareholder approval. There is no assurance that this objective will be realized.

--------------------------------------------------------------------------------
HOW THE FUND PURSUES ITS OBJECTIVE
The Fund invests in a conservative mix of municipal bonds which pay interest exempt from federal and California state income taxes (the "California Munic-ipal Obligations") and equities. The Fund will seek capital growth primarily through its equity investments. The Fund invests in California Municipal Obli-gations in order to reduce risk and preserve capital, and to provide monthly current income exempt from regular federal and California state income taxes. Dividends earned on the Fund's equity investments are distributed annually and are taxable as ordinary income. Please see "Additional Information About the Fund's Investments" for a more detailed discussion.

The Fund's equity portfolio manager, Institutional Capital Corporation ("ICAP"), pursues a value-oriented approach to select equity securities for the equity portion of the Fund's investment portfolio. Equity securities are initially screened using proprietary valuation models on the basis of each security's relative price-earnings ratio and earnings stability. ICAP then conducts extensive company research on the securities that pass this initial screen in order to identify those securities with a clear company-specific or thematic catalyst which ICAP believes will trigger significant price apprecia-tion over a defined nine to eighteen month period. The most attractive 40-45 securities identified are purchased by ICAP for the Fund's investment portfo-lio. ICAP then monitors the performance of its investments closely; if an investment underperforms expectations and ICAP's expectations of the invest-ment's future performance potential no longer meet its original purchase crite-ria, ICAP will quickly replace the security in order to prevent continued underperformance.

The Fund's municipal portfolio manager, Nuveen Institutional Advisory Corp. ("NIAC"), pursues a value-oriented approach to select California Municipal Obligations for the fixed-income portion of the Fund's investment portfolio. The Fund invests only in investment-grade quality municipal securities, and diversifies across different industry sectors in order to further reduce risk. The Fund seeks to moderate its exposure to interest rates by purchasing munic-ipal securities having a broad range of effective maturities in order to create and maintain a diversified portfolio with intermediate characteristics. In so doing, the Fund seeks to prudently balance over economic cycles the Fund's exposure to interest rates and its ability to provide stable current income exempt from regular federal and California state income taxes.

NIAC selects municipal securities on the basis of its evaluation of each bond's relative value in terms of current yield, price, credit quality and future prospects. When making investment decisions, NIAC utilizes the resources of Nuveen's award-winning research team of more than 30 professionals dedicated to following the municipal markets. On a daily basis, Nuveen's research analysts prepare credit reviews of individual municipal securities available for purchase, monitor the continued creditworthiness of the Fund's current munic-ipal portfolio, and analyze economic, political and demographic trends affecting the municipal markets. By emphasizing fundamental research and continuous monitoring of investments, NIAC seeks to identify those municipal securities that over time offer the best value consistent with the Fund's investment objective.

Over time, the Fund may gradually shift the mix of its investment portfolio in order to emphasize capital appreciation in favorable markets and capital pres-ervation in adverse markets. The Fund will shift its asset mix within defined ranges for each investment category in response to changing market conditions, and will rebalance when necessary in order to prevent the portfolio's invest-ment mix from moving outside these defined ranges under normal market condi-tions.

--------------------------------------------------------------------------------
THE BENEFITS OF BALANCING STOCKS WITH MUNICIPAL BONDS

Through a tax-conscious, balanced strategy the Fund seeks to provide the growth potential of stocks with less risk than an all-stock fund, as well as the bene-fits of stable current income exempt from regular federal and California state income taxes. The benefits of balancing stocks with municipal bonds in an investment portfolio can be seen in the chart below, which represents the returns and risk of a hypothetical balanced investment portfolio.

BALANCING STOCKS WITH MUNICIPAL BONDS 1/80 -- 12/96

                          [LOGO CHART APPEARS HERE]

Stock returns are represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), a widely-recognized, unmanaged index of common stock


--------------------------------------------------------------------------------
prices. S&P 500 returns assume reinvestment of all dividends paid by the stocks included in the index, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index. Municipal bond returns are represented by the Lehman 10-Year Municipal Bond Index (the "Lehman 10-Year Index"), an unmanaged index of fixed-rate, investment grade municipal bonds with maturities from 8 to 12 years that reflect the overall municipal bond marketplace. Lehman 10-Year Index returns are available beginning in January 1980 and assume reinvestment of all coupon income on the bonds included in the index. For purposes of calculating after-tax returns, portfolio turnover in each asset class was assumed to equal the projected portfolio turnover rates of those classes in the Fund. Ordinary income was taxed at the highest marginal tax rate of 39.6% and realized capital gains were taxed at the long-term individual rate of 28%. All returns used in the chart above are quarterly returns.

The foregoing example depicts the performance of unmanaged indices and does not depict the performance of the Fund or of any investment product managed by NIAC or ICAP. There can be no assurance that the return and risk characteristics of the municipal and equity markets in the future will resemble those in the past; nor can there be assurance that the Fund's future performance will be compa-rable to that of those indices.

The Fund's balanced portfolio of California Municipal Obligations and stocks is designed to build capital and grow tax-free income over time. The following chart illustrates that, over the past twenty years, a hypothetical $10,000 investment in municipal bonds and stocks made on April 1, 1977 with gains compounded would have grown to over $29,100--an increase of 192%. Over the same period, annual tax-free income would have increased by 158%. By compounding both income and gains, annual tax-free income would have increased even further through the power of tax-free compounding--by 543%.

                      Growing Capital Fuels Income Growth

                         [LOGO BAR CHART APPEARS HERE]


                                               4/77           3/97
Capital Growth
  Initial Investment                           $10,000
  With Gains Reinvested                                       $29,156  192%
  With Gains and Income Reinvested                            $73,855  639%


                                                Year 1        Year 20
Tax-Free Income
  Initial Income                                $255
  With Gains Reinvested                                       $658    +158%
  With Gains and Income Reinvested                            $1,640  +543%

The performance illustrations above and on the following page are based upon a hypothetical $10,000 investment in a fixed 60%/40% mix of municipal bonds and stocks. Municipal bond returns reflect the returns on the Lehman 10-Year Index. Stock returns reflect the returns on the ICAP Equity Only Composite, a composite of the private accounts managed by ICAP with investment objectives, policies and strategies substantially similar to that used by ICAP in managing the equity portion of the Fund's investment portfolio. Performance results take into account sales charges and projected Class A operating expenses as summa-rized in the Summary of Fund Expenses, but do not reflect the taxes a share-holder would incur on income or capital gain distributions with an actual fund investment. The foregoing example depicts the performance of an unmanaged index in combination with the performance of the ICAP Equity Only Composite and should not be interpreted as indicative of the Fund's future performance. Further, the historical relationship between municipal bonds and stocks may be different in the future, and there can be no assurance that actual Fund perfor-mance will be comparable to the hypothetical performance results shown.

Diversification is a time-tested strategy that can help protect an investment over time. Because the prices of stocks and bonds often move in different directions as market conditions change, a balanced investment of municipal bonds and stocks can help reduce risk and preserve the capital which is a source of future income.

Over the past 20 years, there have been four periods in which the stock market declined by more than 10% and there have been four periods in which the bond market declined by more than 5%. The following charts show that during these drops in either the stock or bond markets, an investment in the hypothetical balanced portfolio of municipal bonds and stocks would have provided signifi-cantly greater capital protection than a portfolio of stocks or bonds alone.

                         [LOGO BAR CHART APPEARS HERE]

                    Preserving Capital When Stocks Decline

                       Stocks     60% Muni/40% ICAP
1/77 - 3/78            -11.75%          2.08%
4/81 - 6/82            -13.47%         -2.21%
10/87 - 12/87          -22.63%         -3.97%
7/90 - 9/90            -13.78%         -4.80%

--------------------------------------------------------------------------------

                         [LOGO BAR CHART APPEARS HERE]

                     Preserving Capital When Bonds Decline

                        Bonds     60% Muni/40% ICAP
1/80 - 3/80            -14.08%         -11.71%
7/80 - 12/81           -21.39%          -7.38%
4/87 - 9/87             -5.88%           2.90%
1/94 - 4/94             -7.38%          -4.22%

Stock returns are represented by the S&P 500. Municipal bond returns are represented by the Lehman 10-Year Index. The historical relationship between the performance of municipal bonds and stocks may be different in the future. The foregoing illustrations are not intended to predict future Fund perfor-mance.


-------------------------------------------------------------------------------
HOW TO DETERMINE IF THE FUND IS RIGHT FOR YOU

WHO SHOULD INVEST

The Fund may be a suitable investment if:

 . you are a tax-conscious investor seeking to reduce the impact of taxes on your investment returns

 . you are seeking the growth potential of stocks but are concerned about the higher risks of mutual funds investing only in stocks

 . you are seeking the growth potential of stocks yet also desire capital pres-ervation and current tax-free income

 . you are looking for a balanced approach to achieving your financial goals in a single investment

 . you have a long-term investment horizon

WHO SHOULD NOT INVEST

The Fund may not be a suitable investment if:

 . you are looking for a balanced mutual fund for a tax-deferred account

 . you are unwilling to accept some fluctuations in share price

 . you have a short-term investment horizon

-------------------------------------------------------------------------------
FUND FEATURES AND BENEFITS

LOW MINIMUM INVESTMENT

You can start your investment with a low initial purchase of $3,000 ($1,000 for an Individual Retirement Account) in a particular share class. Additional investments can be made for as little as $50. Exceptions to these minimums are made for participants in the Fund's automatic deposit, group purchase or rein-vestment programs. See "How to Buy Fund Shares" for more details.

FLEXIBLE PURCHASE OPTIONS

The Fund offers four classes of shares--Classes A, B, C and R. Each class offers a different combination of sales charges, ongoing fees, eligibility requirements and other features. This permits you and your financial adviser to choose the share class which best meets your investment needs. You and your adviser will want to consider:

 . the amount of your current investment

 . current holdings in the Fund

 . length of time you expect to hold the shares

 . timing and amount of any future Fund investments

 . other relevant information

See "Flexible Purchase Options," "How to Buy Fund Shares" and "How to Redeem Fund Shares" for further discussion of the Fund's flexible purchase options.

EXCHANGE PRIVILEGE

Shares of the Fund may be quickly and easily exchanged by telephone, without a sales charge, for shares of the same or equivalent class of any other Nuveen Mutual Fund or for shares of certain Nuveen money market funds.

DIVIDEND REINVESTMENT

All income dividends or capital gains paid with respect to each class of shares will be reinvested automatically into additional shares of the same class without a sales charge, unless you elect to receive them in cash.

INVESTMENT OF NUVEEN UNIT TRUST DISTRIBUTIONS

Distributions from any Nuveen Unit Trust may be used to buy Class A Shares of the Fund without a sales charge.

AUTOMATIC DEPOSIT AND WITHDRAWAL PLANS

The Fund offers a number of options to help you manage additions to, and with-drawals from, your account. These include automatic deposit, direct deposit and payroll deduction plans for adding to your account on a regular basis. If you need periodic withdrawals, and own shares totaling $10,000 or more, you can arrange to have $50 or more sent directly from your account monthly or quarterly.

ELECTRONIC FUND TRANSFERS

Nuveen's Fund Direct lets you link your Fund account to your account at a bank or other financial institution. You may use Fund Direct to transfer money electronically between accounts, to purchase shares by phone, to invest through an automatic deposit plan, or to send payments directly to your bank account.


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                                                                         PAGE 6

TELEPHONE REDEMPTION

You may establish free telephone redemption privileges for your account.

EASY LIQUIDITY

You may redeem all or some of your Fund shares on any business day at the then net asset value. Class B and Class C Shares, as well as certain Class A purchases of $1 million or more at net asset value, may be subject to a contin-gent deferred sales charge upon redemption. See "How to Redeem Fund Shares."

--------------------------------------------------------------------------------
RISKS AND SPECIAL CONSIDERATIONS

You should consider certain other factors about the Fund before investing. The value and market risk of the Fund's investment portfolio will tend to vary with changes in its asset allocations among investment classes and changes in the municipal and equity markets. The Fund's investments in municipal bonds will be subject to interest rate and credit risk. In general, the market value of the Fund's investments in municipal bonds will increase when interest rates decline and decrease when interest rates rise. Credit risk is the risk that an issuer of a municipal bond is unable to meet its obligation to make interest and prin-cipal payments. In general, lower rated municipal bonds are perceived to carry a greater degree of risk in the issuer's ability to make interest and principal payments. Municipal bonds with longer maturities (durations) or lower ratings generally provide higher current income, but are subject to greater price fluc-tuations due to changes in market conditions than bonds with shorter maturities or higher ratings, respectively. Because the fixed income portion of the Fund's investment portfolio is primarily invested in municipal bonds from California, the Fund bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in the state and therefore the value of the Fund's investment portfolio. In addition, the Fund's investments in stocks will be subject to equity market risk, i.e. the risk that equity prices could decline over short or even extended periods. The equity markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. Although the prices of fixed-income and equity securities often rise and fall at different times so that a fall in price of one will be offset by a rise in, or at least buffered by price stability in, the other, prices in the two markets often move in tandem. Accordingly, the Fund should be considered a long-term investment, designed to provide the best results when held for a multi-year period. The Fund may not be suitable if you have a short-term investment horizon. In addition, investments by the Fund in American Depository Receipts ("ADRs") of foreign companies involve opportunities and risks not typically associated with investing in U.S. companies. There are also special risks associated with options and futures transactions. See "Additional Information About the Fund's Investments."

--------------------------------------------------------------------------------
WHO IS RESPONSIBLE FOR THE OPERATION OF THE FUND?

The following organizations work together to provide the services and features offered by the Fund:

--------------------------------------------------------------------------------

ORGANIZATION              FUNCTION                        DUTIES
-------------------------------------------------------------------------------------
John Nuveen & Co.         Fund Sponsor and                Sponsors and manages
Incorporated              Principal                       the offering of Fund shares
("Nuveen")                Underwriter
Nuveen                    Fund Manager;                   Manages the Fund's
Institutional             Municipal                       municipal portfolio,
Advisory Corp.            Portfolio Manager               oversees the Fund's
("NIAC")                                                  equity portfolio manager,
                                                          manages the Fund's
                                                          business affairs and
                                                          provides day-to-day
                                                          administrative services to
                                                          the Fund
Institutional             Equity Portfolio                Manages the Fund's
Capital                   Manager                         equity investment
Corporation                                               portfolio
("ICAP")
Shareholder               Transfer Agent;                 Maintains shareholder
Services, Inc.            Shareholder                     accounts, handles share
("SSI")                   Services Agent;                 redemptions and exchanges
                          Dividend                        and dividend
                          Paying Agent                    payments
The Chase                 Custodian                       Maintains custody of
Manhattan                                                 the Fund's investments
Bank ("Chase")                                            and provides certain
                                                          accounting services to the
                                                          Fund
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

HOW THE FUND DIVERSIFIES ITS INVESTMENT PORTFOLIO

The Fund's investment portfolio will be invested in a diversified portfolio of Equity Securities and California Municipal Obligations. The Fund's target investment mix is 60% California Municipal Obligations, 35% Equity Securities and 5% cash equivalents, reflecting the Fund's anticipated average allocation of its investment portfolio over a full market cycle. The Fund may gradually shift the allocation of the investment portfolio in order to emphasize capital appreciation in favorable market environments and capital preservation in adverse market environments. The Fund will shift its investment mix within defined ranges for each asset category based upon each category's relative risk and reward characteristics. The Fund will also rebalance its investment port-folio when necessary in order to prevent the Fund's investment mix from moving outside defined ranges for each asset category under normal market conditions. The table below summarizes the Fund's target investment mix and the allowable range for each asset category.

--------------------------------------------------------------------------------

                                                    TARGET                     ALLOWABLE
ASSET CATEGORY                              INVESTMENT MIX                         RANGE
----------------------------------------------------------------------------------------
Equity Securities                                      35%                       30%-50%
California Municipal Obligations                       60%                       50%-70%
Cash Equivalents                                        5%                        0%-10%
----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The Fund's Board of Trustees from time to time may also adjust the Fund's target investment mix and the allowable range for each asset category if, after consultation with NIAC and ICAP, the Board determines that such a change is in the best interests of shareholders, provided, however, that the minimum allowable allocation for California Municipal Obligations may not be set below 50%.

During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments, as described below under "Temporary Invest-ments." During such periods, which may occur at a time when the Fund would otherwise rebalance its investment mix, the proportion of the Fund's assets invested in an asset category may fall outside the allowable range for that asset category.

HOW THE FUND SELECTS INVESTMENTS

As equity portfolio manager, ICAP selects equity securities on the basis of its evaluation of each security's relative value in terms of projected rela-tive price-earnings ratios and earnings stability. When making investment decisions, ICAP develops an economic framework (including an interest rate, inflation, and business cycle outlook) and analyzes strategic economic and/or industry themes to identify appropriate investments. ICAP uses a variety of proprietary research techniques and computer models to search for equity secu-rities believed to possess the best relative value based on proprietary price- /earnings projections and an analysis of earnings stability. Furthermore, a clear catalyst must exist, either stock-specific, industry or economic, which ICAP believes will trigger significant price appreciation within a definable period. In order to enhance its internal research, ICAP also utilizes a wide variety of external sources for investment information including recognized strategists, economists, technical and fundamental analysts, corporate execu-tives, and industry sources.

For each investment, ICAP establishes an upside price target and a downside risk potential. This strategy allows for continuous monitoring of fundamental conditions and stock price performance. Although ICAP typically expects the investment potential of each investment to be realized over a nine to eighteen month time period, it is not unusual for equities to be held for a longer period if justified by their potential future performance. Investments that underperform expectations are reviewed intensively. If the risk/reward profile of a particular investment becomes unattractive or the reasons for owning the security no longer appear valid, the investment typically is sold expedi-tiously to avoid continued underperformance.

The Fund's municipal portfolio manager, Nuveen Institutional Advisory Corp. ("NIAC"), pursues a value-oriented approach for selecting municipal securities for the Fund's investment portfolio. The Fund invests only in investment-grade quality California Municipal Obligations, and diversifies across different industry sectors in order to further reduce risk. The Fund seeks to moderate its exposure to interest rates by purchasing California Municipal Obligations having a range of effective remaining maturities in order to create and main-tain a diversified portfolio with overall performance characteristics similar to an otherwise comparable portfolio of intermediate-term municipal securi-ties. In so doing, the Fund seeks to prudently balance over economic cycles the Fund's exposure to interest rates and its ability to provide stable current income exempt from regular federal and California state income taxes.

The Fund will invest substantially all (in excess of 80%) of its assets allo-cated to municipal investments in a portfolio of California Municipal Obliga-tions with effective remaining maturities of no more than 15 years. The Fund will actively manage the effective remaining maturities of the California Municipal Obligations in the Fund's investment portfolio, and will adjust its holdings of California Municipal Obligations in response to prevailing market conditions in order to preserve the portfolio's intermediate characteristics and insure that at all times substantially all of the California Municipal Obligations in which the Fund invests continue to have a remaining effective maturity of no more than 15 years.

The Fund's foregoing policy of investing in California Municipal Obligations with effective remaining maturities of no more than 15 years will not limit the stated or nominal maturities of the California Municipal Obligations in which the Fund invests. The effective remaining maturity of a California Municipal Obligation may be shorter than its stated maturity as a result of the coupon, the actual or expected payment schedule, or other terms or condi-tions of an issue that cause the security to trade and therefore have the risk of price fluctuation similar to an otherwise comparable, but shorter-maturity, security. For example, a California Municipal Obligation with an above-market coupon having a stated maturity of 25 years and a par call in 12 years will have volatility characteristics similar to an otherwise comparable 12-year California Municipal Obligation; a housing revenue California Municipal Obli-gation with a stated maturity of 30 years structured to have an expected matu-rity of five years will have volatility characteristics similar to a five-year California Municipal Obligation; and a 20-year California Municipal Obligation advance refunded to a premium call in ten years will have volatility charac-teristics similar to a ten-year California Municipal Obligation.

NIAC selects municipal securities on the basis of its evaluation of each bond's relative value in terms of current yield, price, credit quality and future prospects. When making investment decisions, NIAC utilizes the resources of Nuveen's award-winning research team of more than 30 profes-sionals dedicated to following the municipal markets. On a daily basis, Nuveen's research analysts prepare credit reviews of individual municipal securities available for purchase, monitor the continued creditworthiness of the Fund's current municipal portfolio, and analyze economic, political and demographic trends affecting the municipal markets. By emphasizing fundamental research and continuous monitoring of investments, NIAC seeks to identify those municipal securities that over time offer the best value consistent with the Fund's investment objective.

The Fund focuses its municipal investments in California Municipal Obligations that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase, or are unrated but judged to be investment grade by NIAC. Bond ratings are furnished by Standard & Poor's Corporation ("S&P"), Fitch Investors Services ("Fitch"), and Moody's Investors Services ("Moody's"). Bond ratings represent the opinions of the rating agen-cies; they are not absolute standards of quality. Bonds rated in the lowest investment grade category may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weak-ened capacity to make principal and


-------------------------------------------------------------------------------
interest payments than is the case with higher grade bonds. A general descrip-tion of ratings is set forth in the Statement of Additional Information.

If suitable municipal bonds from California are not available at attractive prices and yields, the Fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, Cali-fornia state and local income taxes. The Fund may not invest more than 20% of their net assets in these territorial municipal bonds.

EQUITY SECURITIES

Under normal market conditions, the Fund will invest the assets allocated to equity investments primarily in U.S. dollar denominated equity securities of companies with market capitalizations of at least $500 million ("Equity Securi-ties"). Equity Securities include, but are not limited to, common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; secu-rities convertible into common or preferred stocks, such as convertible bonds and debentures; and other securities with equity characteristics.

Convertible bonds and debentures must be rated Baa or higher by Moody's or BBB or higher by S&P, Duff & Phelps, Inc. ("D&P") or Fitch. Bonds rated Baa or BBB, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated bonds. A general description of ratings may be found in the Statement of Additional Information.

In addition, the Fund may invest indirectly in equity securities of foreign issuers through investments in American Depository Receipts ("ADRs"), described later in this section.

CALIFORNIA MUNICIPAL OBLIGATIONS

California Municipal Obligations are municipal bonds from California that pay interest that is exempt from regular federal and California state income taxes. As noted above, California Municipal Obligations may include debt obligations issued by certain possessions and territories of the United States. California Municipal Obligations are issued to obtain funds for various public purposes. These purposes include the construction and maintenance of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which California Municipal Obligations may be issued include the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. Certain industrial development, private activity and pollution control bonds also may be included within the term California Municipal Obligations if the interest paid thereon qualifies as exempt from regular federal and California state income taxes. The two principal classifications of California Municipal Obliga-tions are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds (e.g., industrial development bonds) are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.

California Municipal Obligations may also include participations in lease obli-gations or installment purchase contract obligations (collectively, "lease obligations") of municipal authorities or entities. Certain "non-appropriation" lease obligations may present special risks because the municipality's obliga-tion to make future lease or installment payments depends on money being appro-priated each year for this purpose. The Fund will seek to minimize these risks by only investing in those lease obligations where the issuer has a strong incentive to continue making appropriations until maturity. See "Investment Policies and Techniques--Investment in Municipal Obligations" in the Statement of Additional Information for further information about lease obligations.

California Municipal Obligations in which the Fund will invest bear interest that, in the opinion of bond counsel to the issuer, is exempt from federal and California state income taxes, although such interest may be subject to the federal alternative minimum tax.

The yields on California Municipal Obligations are dependent on a variety of factors, including the condition of the financial markets in general and the municipal bond market in particular and the size, maturity and rating of a particular issue. The market value of California Municipal Obligations will vary inversely with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

TEMPORARY INVESTMENTS

During certain temporary periods, in order to keep cash on hand fully invested or as a defensive measure in response to prevailing market conditions, the Fund may invest without limitation in cash equivalent and short-term fixed income securities ("temporary investments"). Temporary investments are high quality, short-term securities that are either exempt from regular federal or California income taxes or are taxable. The Fund intends to invest in taxable temporary investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields.

Tax-exempt temporary investments include municipal securities maturing in three years or less from the date of issuance such as tax-exempt notes (including bond anticipation notes, tax anticipation notes, and revenue anticipation notes) and municipal commercial paper. Taxable temporary investments in which the Fund may invest include: U.S. Government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of inter-est; certificates of deposit issued by U.S. banks with assets of at least $1 billion; commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less; and repurchase agreements entered into only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers acceptances.

A repurchase agreement is a contract under which the Fund would acquire a secu-rity for a relatively short period, and the seller would agree to buy back such security at a fixed price and time. Repurchase agreements could involve certain risks in the event of the default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the under-


--------------------------------------------------------------------------------
lying securities. See the Statement of Additional Information under "Invest-ment Policies and Techniques--Short-Term Taxable Fixed Income Securities and Short-Term Tax-Exempt Fixed Income Securities" for additional information.

WHEN-ISSUED SECURITIES

In order to lock in a fixed price on a security it intends to purchase, the Fund may invest without limitation in securities purchased on a when-issued or delayed delivery basis ("When-Issued Securities"). Although the payment and terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund will segregate and maintain cash, cash equivalents, U.S. government securities, or other high-quality, liquid debt securities in an amount at least equal to the amount of outstanding commitments for When-Issued Securities at all times. Such securi-ties involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

AMERICAN DEPOSITORY RECEIPTS ("ADRS")

ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars. The Fund may invest up to 20% of its net assets in ADRs or other instruments denominated in U.S. dollars that permit indirect investment in foreign securi-ties. ADRs do not eliminate all the risk inherent in investing in foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period.

Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments, including currency risks. The value of a foreign security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.

Some ADRs may not be sponsored by the issuer. ADRs are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

CERTAIN INVESTMENT STRATEGIES AND LIMITATIONS

The Fund may engage in options and futures transactions, which are sometimes referred to as derivative transactions. The Fund's options and futures trans-actions may include instruments such as stock index options and futures contracts. Such transactions may be used for several reasons, including hedging unrealized portfolio gains. The Fund will only engage in futures and options transactions that, pursuant to regulations promulgated by the Commodity Futures Trading Commission (the "CFTC"), constitute bona fide hedging or other permissible risk management transactions and will not enter into such transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of the Fund's total assets. In addition, the Fund will not enter into options and futures transactions if more than 30% of the Fund's net assets would be committed to such instruments.

The ability of the Fund to benefit from options and futures is largely depen-dent upon NIAC's or ICAP's ability to correctly use such instruments, which may involve skills different from those associated with managing securities generally. The Fund could lose money on a futures transaction or an option could expire worthless, in addition to the Fund suffering a loss on the value of its portfolio assets. For a further discussion of options and futures transactions, please see the Statement of Additional Information.

The Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured continuously by collateral at least equal to the value of the securities lent by "marking to market" daily. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. The Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

The Fund may invest up to 15% of its net assets in illiquid securities, which include, but are not limited to, restricted securities (securities the dispo-sition of which is restricted under the federal securities laws); securities which may be resold pursuant to Rule 144A under the Securities Act of 1933 but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days.

PORTFOLIO TURNOVER

Under normal market conditions, the Fund expects annual portfolio turnover for the municipal portion of the portfolio to be significantly less than 75%, as the Fund will attempt to achieve its municipal investment objectives by prudent selection of California Municipal Obligations with a view to holding them for investment. However, the rate of municipal turnover will not be a limiting factor if it is desirable to sell or purchase California Municipal Obligations.

The Fund anticipates that its annual equity portfolio turnover rate will be between 100% and 125% under normal market conditions, and will generally not exceed 150%. A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within one year.

In addition to the foregoing, the Fund may be required to purchase or sell California Municipal Obligations and


-------------------------------------------------------------------------------

Equity Securities pursuant to a required reallocation of assets as described under "How the Fund Diversifies its Investment Portfolio" and the anticipated portfolio turnover rates set forth above are made without regard to such a required reallocation of assets.

OTHER INVESTMENT POLICIES AND RESTRICTIONS

The Fund will not invest more than 5% of its net assets in warrants and trans-actions in short sales against the box. The Fund also will not have more than 25% of its assets invested in any one industry sector, such as electric utili-ties or health care. In addition, the Fund has adopted several restrictions on the investments and other activities of the Fund that may not be changed without shareholder approval. For example, the Fund may not:

 . With respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

 . Borrow money, except that the Fund may borrow money from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might other-wise require the untimely disposition of securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in the value of assets will not be considered a violation.

Except as specifically noted above or in the Statement of Additional Informa-tion, the Fund's investment policies are not fundamental and may be changed without shareholder approval. For a more complete description of investment restrictions that may be changed without a shareholder vote, see the Statement of Additional Information.

--------------------------------------------------------------------------------
FLEXIBLE PURCHASE OPTIONS

The Fund has adopted Flexible Purchase Options that offers you four alternative classes of Fund shares (Classes A, B, C and R), each with a different combina-tion of sales charges, ongoing fees, eligibility requirements, and other features. The Fund's Flexible Purchase Options are designed to permit you and your financial adviser to choose the method of purchasing shares that you believe is most beneficial given the amount of your investment, any current holdings of Fund shares, the length of time you expect to hold your investment and other relevant circumstances. A summary of the four classes of Fund shares is set forth below:

--------------------------------------------------------------------------------

                                       CONTINGENT
                                       DEFERRED                                     ANNUAL
                                       SALES                 ANNUAL 12B-1           12B-1
              UP-FRONT SALES           CHARGE                DISTRIBUTION           SERVICE
              CHARGE                   "CDSC"                FEE                    FEE
-------------------------------------------------------------------------------------------
Class A       5.25%(1)                 None(2)               None                   .25%
Class B       None                     5%(3)                 .75%(4)                .25%
Class C       None                     1%(5)                 .75%                   .25%
Class R       None                     None                  None                   None
-------------------------------------------------------------------------------------------

(1) Maximum up-front sales charge, which is reduced for purchases of $50,000 or more. Up-front sales charge may be reduced or waived for certain purchases.

(2) Certain Class A purchases at net asset value of $1 million or more may be subject to a 1% CDSC if redeemed within 18 months of purchase.

(3) CDSC in the first year. CDSC declines to 0% after six years.

(4) Class B Shares convert to Class A Shares after eight years, which reduces the ongoing expenses borne by an investor.

(5) CDSC is applicable to shares redeemed within 12 months of purchase.

For more information regarding features of each class, see "How to Buy Fund Shares," "How to Redeem Fund Shares" and "Distribution and Service Plan" below.

When you purchase Class A Shares, you will normally pay an up-front sales charge. As a result, you will have less money invested initially and you will own fewer Class A Shares than you would in the absence of an up-front sales charge. Alternatively, when you purchase Class B or Class C Shares, you will not pay an up-front sales charge and all of your monies will be fully invested at the time of purchase. However, Class B and Class C Shares are subject to an annual distribution fee, which constitutes an asset-based sales charge whose purpose is the same as an up-front sales charge. In addition, Class B Shares when redeemed are subject to a CDSC, which will vary depending on the length of time you owned your shares. Class B Shares automatically convert to Class A Shares eight years after purchase in order to limit the distribution fees you pay over the life of your investment. Class C Shares are subject to a CDSC of 1% if redeemed within 12 months of purchase. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indef-initely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years. Class A, Class B and Class C Shares are subject to annual service fees, which are iden-tical in amount and are used to compensate Authorized Dealers for providing you with ongoing account services. You may qualify for a reduced sales charge or a sales charge waiver on a purchase of Class A Shares, as described under "How the Class A Sales Charge May Be Reduced or Waived." Class R Shares are avail-able for purchase at a price equal to their net asset value, but only under certain circumstances or for certain categories of investors, as described below under "How to Buy Fund Shares--Class R Shares."

In deciding whether to purchase Class A, Class B, Class C or Class R Shares, you should consider all relevant factors, including the dollar amount of your purchase, any current holdings of Fund shares, the length of time you expect to hold the shares and whether a CDSC would apply, the amount of any applicable up-front sales charge, the amount of any applicable distribution or service fees that may be incurred while you own the shares, whether or not you will be reinvesting income or capital gain distributions in additional shares, whether or not you meet applicable eligibility requirements or qualify for a sales charge waiver or reduction, and the relative level of services that your finan-cial adviser may provide to different classes. Authorized Dealers and other persons distributing the Fund's shares may receive different compensation for selling different classes of shares.

Each class of shares represents an interest in the same portfolio of invest-ments. Each class of shares is identical in all


--------------------------------------------------------------------------------
respects except that each class has its own sales charge structure, each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. In addition, Class B Shares are subject to a conversion feature. As a result of the differences in the expenses borne by each class of shares, and differences in the purchase and redemption activity for each class, net income per share, dividends per share and net asset value per share will vary among the Fund's classes of shares.

Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Dealers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attain-ment of minimum sales levels. Furthermore, Nuveen may from time to time provide additional promotional support and make additional reallowances only to certain Authorized Dealers who sell or are expected to sell certain minimum amounts of the Fund or other Nuveen Mutual Funds and Nuveen Unit Trusts during specified time periods. Promotional support may include providing sales liter-ature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and adver-tising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Unit Trusts.

Such reimbursement will be based on the number of its financial advisers who have sold Nuveen Fund shares and Nuveen Unit Trust units during the prior calendar year according to an established schedule. Any such support or reim-bursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale. The staff of the Securities and Exchange Commission takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act of 1933, as amended.

-------------------------------------------------------------------------------
HOW TO BUY FUND SHARES

CLASS A SHARES

You may purchase Class A Shares at a public offering price equal to the appli-cable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth below. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below under "How the Class A Sales Charge May Be Reduced or Waived." Class A Shares are also subject to an annual service fee of .25%. See "Flexible Purchase Options" and "Distribution and Service Plan."

The up-front sales charge schedule for Class A Shares is as follows:

-------------------------------------------------------------------------------

                                                SALES CHARGE
                           SALES CHARGE              AS % OF         REALLOWANCE AS
                         AS % OF PUBLIC           NET AMOUNT            % OF PUBLIC
AMOUNT OF PURCHASE       OFFERING PRICE             INVESTED         OFFERING PRICE
------------------------------------------------------------------------------------
Less than $50,000                 5.25%                5.54%                  5.00%
$50,000 but less
than $100,000                     4.25%                4.44%                  4.00%
$100,000 but less
than $250,000                     3.50%                3.63%                  3.25%
$250,000 but less
than $500,000                     2.75%                2.83%                  2.50%
$500,000 but less
than $1,000,000                   2.00%                2.04%                  1.75%
$1,000,000 and over               0.00%                0.00%                  0.00%*
------------------------------------------------------------------------------------

*Authorized Dealers are eligible to receive a commission from Nuveen as discussed below.

The Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown above to Authorized Dealers. See "Flexible Purchase Options" for more information about reallowances and other compensation to Authorized Dealers.

Certain commercial banks may make Class A Shares of the Fund available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connection with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to register as securities dealers in certain states.

Class A purchases of $1 million or more are sold at net asset value without an up-front sales charge. Nuveen pays Authorized Dealers of record on such Class A Share purchases a sales commission equal to the sum of 1.00% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5.0 million amount of the purchase. If such shares are redeemed within 18 months of purchase, a CDSC of 1% of the lower of the purchase price or the redemption proceeds may be imposed upon the redemption. Shares purchased by investors investing $1 million or more who have made arrangements with Nuveen and whose dealer of record waived the commission are not subject to the CDSC.

HOW THE CLASS A SALES CHARGE MAY BE REDUCED OR WAIVED

There are several ways to reduce or eliminate the up-front sales charge:

 . cumulative discount;

 . letter of intent;

 . purchases with monies representing distributions from Nuveen-sponsored Unit
  Trusts;

 . group purchase programs;

 . reinvestment of redemption proceeds from non-affiliated funds; and

 . special sales charge waivers for certain categories of investors.

You may qualify for a reduced sales charge as shown above on a purchase of Class A Shares if the amount of your


-------------------------------------------------------------------------------
purchase, when added to the value that day of all of your prior purchases of shares of the Fund or of another Nuveen Mutual Fund, or units of a Nuveen Unit Trust, on which an up-front sales charge or ongoing distribution fee is imposed, falls within the amounts stated in the table. You or your financial adviser need to notify Nuveen or SSI of any cumulative discount level you have achieved at the time you purchase your shares.

You may qualify for a reduced sales charge on a purchase of Class A Shares if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown above. In order to take advantage of this option, you need to complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to SSI a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase over that period. You cannot count Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, a Nuveen Unit Trust or otherwise, towards completion of your Letter of Intent program.

By establishing a Letter of Intent, you agree that your first purchase of Class A Shares following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares repre-senting 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts that would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial adviser need to notify Nuveen or SSI whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

You may purchase Class A Shares without an up-front sales charge if you are investing distributions from a Nuveen Unit Trust. There is no initial or subse-quent minimum investment requirement for such purchases.

If you are a member of a qualified group, you may purchase Class A Shares of the Fund or of another Nuveen Mutual Fund at the reduced sales charge appli-cable to the group's purchases taken as a whole. A "qualified group" is one which has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

Under any group purchase program, the minimum monthly investment in Class A Shares of any particular fund or portfolio by each participant is $50, and the minimum initial investment in Class A Shares of any particular fund or port-folio for each participant in the program is $3,000. No certificates will be issued for any participant's account. All dividends and other distributions by the Fund will be reinvested in additional Class A Shares of the Fund. No participant may utilize a systematic withdrawal program.

To establish a group purchase program, both the group itself and each partici-pant must fill out special application materials, which the group administrator may obtain from the group's financial adviser by checking the applicable box on the enclosed Application Form or by calling SSI toll-free at 800-621-7227. See the Statement of Additional Information for more complete information about "qualified groups" and group purchase programs.

You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through an Authorized Dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more regis-tered investment companies not affiliated with Nuveen. You need to provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge upon the redemption of the shares of the other investment company.

Class A Shares of the Fund may be purchased at net asset value without a sales charge and in any amount by officers, trustees and former trustees of the Trust; bona fide, full-time and retired employees of Nuveen or ICAP, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members (as defined below); any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members; officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members; bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity; investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and clients of investment advisers, financial planners or other financial interme-diaries that charge periodic or asset-based fees for their services.


--------------------------------------------------------------------------------

For further details about these special categories and their eligibility requirements, please consult your financial adviser or the Statement of Addi-tional Information, or call Nuveen at 800-621-7227.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund. You or your financial adviser need to notify Nuveen or SSI whenever you make a purchase of Class A Shares that you wish to be covered under these special sales charge waivers. All of the above categories of investors are also eligible to purchase Class R Shares, as described below under "Class R Shares." Finally, Class A Shares may be issued at net asset value without a sales charge in connection with the acquisition by the Fund of another investment company.

GENERAL

In determining the amount of your purchases of Class A Shares that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust estate or fidu-ciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

The reduced sales charge programs may be modified or discontinued by the Fund at any time.

FOR MORE INFORMATION ABOUT THE PURCHASE OF CLASS A SHARES OR REDUCED SALES CHARGE PROGRAMS, OR TO OBTAIN THE REQUIRED APPLICATION FORMS, CALL NUVEEN TOLL-FREE AT 800-621-7227.

CLASS B SHARES

You may purchase Class B Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your purchase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial advice and other account services.

You may be subject to a CDSC if you redeem your Class B shares within a speci-fied period after purchase, as shown in the table below. See "Flexible Purchase Options" and "Distribution and Service Plan." Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of
 .25%.

If redeemed prior to the end of the sixth year after purchase, Class B Shares may be subject to a CDSC, as set forth below:

-------------------------------------------------------------------------------

YEARS SINCE PURCHASE                                                      CDSC
------------------------------------------------------------------------------
0-1                                                                         5%
1-2                                                                         4%
2-3                                                                         4%
3-4                                                                         3%
4-5                                                                         2%
5-6                                                                         1%
------------------------------------------------------------------------------

Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption. For more information regarding the imposition of the CDSC, see "How to Redeem Fund Shares--Class B Shares," below.

Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a share-holder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conver-sion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

CLASS C SHARES

You may purchase Class C Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class C Shares. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with ongoing financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which repre-sents a sales commission of .75% plus an advance on the first year's annual service fee of .25%. See "Flexible Purchase Options" and "Distribution and Service Plan."

Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of


-------------------------------------------------------------------------------
the purchase price or redemption proceeds. See "How to Redeem Fund Shares-- Class C Shares."

CLASS R SHARES

If you are making an initial purchase of $1 million or more of Fund Shares in a single transaction, you may purchase Class R Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge or ongoing distribution or service fees. You also may purchase Class R Shares subject only to the Fund's minimum investment requirement of $3,000 if you are within the following specified categories of investors who are eligible to purchase Class A Shares at net asset value without an up-front sales charge: officers, trustees and former trustees of the Fund; bona fide, full-time and retired employees of Nuveen or ICAP, any parent company of Nuveen, and subsidi-aries thereof, or their immediate family members; any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members; officers and directors of bank holding companies that make Fund shares available directly or through subsidi-aries or bank affiliates or their immediate family members; and bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity; investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer spon-sored mutual fund purchase program; and clients of investment advisers, finan-cial planners or other financial intermediaries that charge periodic or asset-based fees for their services. For further details about these special catego-ries and their eligibility requirements, please consult your financial adviser or the Statement of Additional Information, or call Nuveen at 800-621-7227.

If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

INITIAL AND SUBSEQUENT PURCHASE OF SHARES

You may buy Fund shares through Authorized Dealers or by calling or directing your financial adviser to call Nuveen toll-free at 800-843-6765. You may pay for your purchase by Federal Reserve draft or by check made payable to "Nuveen Balanced California Municipal and Stock Fund, Class [A], [B], [C], [R]," deliv-ered to the financial adviser through whom the investment is to be made for forwarding to the Fund's shareholder services agent, SSI. When making your initial investment, you must also furnish the information necessary to estab-lish your Fund account by completing and enclosing with your payment the attached Application Form. After your initial investment, you may make subse-quent purchases at any time by forwarding to your financial adviser or SSI a check in the amount of your purchase made payable to "Nuveen Balanced Cali-fornia Municipal and Stock Fund, Class [A], [B], [C], [R]," and indicating on the check your account number. All payments need to be in U.S. dollars and should be sent directly to SSI at its address listed on the back cover of this Prospectus. A check drawn on a foreign bank or payable other than to the order of the Fund generally will not be acceptable. You may also wire Federal Funds directly to SSI, but you may be charged a fee for this. For instructions on how to make Fund purchases by wire transfer, call Nuveen toll-free at 800-621-7227.

PURCHASE PRICE

The price at which you purchase a class of Fund shares is based on the next calculation of the net asset value for that share class after the order is placed. The net asset value per share of each share class is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for business. See "Net Asset Value," below for a description of how net asset value is calculated.

MINIMUM INVESTMENT REQUIREMENTS

Generally, your first purchase of any class of the Fund's shares needs to be for $3,000 or more ($1,000 or more for an Individual Retirement Account). The minimum initial investment amount may be lower for accounts opened through fee-based programs for which the program sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account. Additional purchases may be in amounts of $50 or more. These minimums may be changed at any time by the Fund. There are exceptions to these minimums for shareholders who qualify under one or more of the Fund's automatic investment, group purchase or reinvestment programs.

SYSTEMATIC INVESTMENT PROGRAMS

The Fund offers you several opportunities to capture the benefits of "dollar cost averaging" through systematic investment programs. In a regularly followed dollar cost averaging program, you would purchase more shares when Fund share prices are lower and fewer shares when Fund share prices are higher, so that the average price paid for Fund shares is less than the average price of the Fund shares over the same time period. Dollar cost averaging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to continue investing in declining as well as rising markets before deciding to invest in this way. The Fund offers two different types of systematic investment programs:

Once you have established a Fund account, you may make regular investments in an amount of $25 or more each month by authorizing SSI to draw preauthorized checks on your bank account. There is no obligation to continue payments and you may terminate your participation at any time at your discretion. No charge in addition to the applicable sales charge is made in connection with this Plan, and there is no cost to the Fund. To obtain an application form for the Automatic Deposit Plan, check the applicable box on the enclosed Application Form or call Nuveen toll-free at 800-621-7227.


--------------------------------------------------------------------------------

Once you have established a Fund account, you may, with your employer's consent, make regular investments in Fund shares of $25 or more per pay period by authorizing your employer to deduct this amount automatically from your paycheck. There is no obligation to continue payments and you may terminate your participation at any time at your discretion. No charge in addition to the applicable sales charge is made for this Plan, and there is no cost to the Fund. To obtain an application form for the Payroll Direct Deposit Plan, check the applicable box on the enclosed Application Form or call Nuveen toll-free at 800-621-7227.

OTHER SHAREHOLDER PROGRAMS

You may exchange shares of a class of the Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of the Fund at net asset value without a sales charge. Exchanges of shares from any Nuveen money market fund will be made into Class A Shares, Class B Shares, Class C Shares or Class R Shares (if eligible) of the Fund at the public offering price. If, however, a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a sales charge was paid), the exchange of shares from a Nuveen money market fund will be made into shares of the Fund at net asset value. Class A Shares, Class C Shares or Class R Shares may be exchanged for shares of any Nuveen money market fund, but Class B Shares may not be exchanged for shares of a Nuveen money market fund.

If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment require-ment of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be accept-able to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the enclosed Application Form or by calling Nuveen toll-free at 800-621-7227 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time upon prior written notice to shareholders of the Fund.

The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law.

If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privi-lege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appro-priate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

You can use Fund Direct to link your Fund account to your account at a bank or other financial institution. Fund Direct enables you to transfer money elec-tronically between these accounts and perform a variety of account transac-tions. These include purchasing shares by telephone, investing through an Auto-matic Deposit Plan, and sending dividends, distributions, redemption payments or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details, or call SSI at 800-621-7227 for more information.

Fund Direct privileges may be requested via an Application you obtain by calling 800-621-7227. Fund Direct privileges will apply to each shareholder listed in the registration on your account as well as to your Authorized Dealer representative of record unless and until SSI receives written instructions terminating or changing those privileges. After you establish Fund Direct for your account, any change of bank account information must be made by signature-guaranteed instructions to SSI signed by all shareholders who own the account.

Purchases may be made by telephone only after your account has been estab-lished. To purchase shares in amounts up to $250,000 through a telephone repre-sentative, call SSI at 800-621-7227. The purchase payment will be debited from your bank account.

FOR MORE INFORMATION ABOUT THESE PURCHASE OPTIONS AND TO OBTAIN THE APPLICATION FORMS REQUIRED FOR SOME OF THEM, CALL NUVEEN TOLL-FREE AT 800-621-7227.


--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

If you choose to invest in the Fund, an account will be opened and maintained for you by SSI, the Fund's shareholder services agent. Share certificates will be issued to you only upon written request to SSI, and no certificates will be issued for fractional shares. The Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements. A change in registration or transfer of shares held in the name of your finan-cial adviser's firm can only be made by an order in good form from the finan-cial adviser acting on your behalf.

Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use SSI's sub-accounting system to mini-mize their internal recordkeeping requirements. An Authorized Dealer or other investor requesting shareholder servicing or accounting other than the master account or sub-accounting service offered by SSI will be required to enter into a separate agreement with another agent for these services for a fee that will depend upon the level of services to be provided.

Subject to the rules and regulations of the Securities and Exchange Commis-sion, the Fund reserves the right to suspend the continuous offering of its shares at any time, but no suspension shall affect your right of redemption as described below.

-------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B and Class C Shares will be subject to an annual distribution fee and Class A, Class B and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

The distribution fee applicable to Class B and Class C Shares under the Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of such Shares. The distribution fee primarily reimburses Nuveen for providing compensation to Authorized Dealers, including Nuveen, either at the time of sale or on an ongoing basis. The other expenses for which Nuveen may be reimbursed include, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connec-tion with the sale of such Shares, certain other expenses associated with the distribution of such Shares, and any other distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A, Class B and Class C Shares under the Plan will be paid to Nuveen to compensate Authorized Dealers, including Nuveen, in connection with the provision of ongoing account services to share-holders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal serv-ices to shareholders.

The Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. The Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .25 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. The Fund may spend up to .75 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to
 .25 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

-------------------------------------------------------------------------------
HOW TO REDEEM FUND SHARES

You may redeem your Fund shares at any time for cash at the net asset value next computed after the redemption instructions and any required documents and certificates are received in proper form, as described below. There is no charge for the redemption of Class R Shares.

CLASS A SHARES

Class A Shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A purchases of $1 million or more at net asset value, where the dealer of record has not waived the sales commission, a CDSC of 1% is imposed on any redemptions within 18 months of purchase.

CLASS B SHARES

Class B Shares redeemed within 6 years of purchase may be subject to a CDSC. The level of the CDSC is determined by how long you have owned your shares, as described under "How to Buy Fund Shares--Class B Shares," above.

CLASS C SHARES

Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemptions of Class C Shares within 12 months of purchase.

OPERATION OF THE CDSC

In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, or that represent an increase in the value of a Fund account due to capital appreciation, and then will redeem shares held for the longest period, unless you specify another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or money market fund. Your holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC you pay. The CDSC may be waived under certain special circumstances, as described in the Statement of Additional Information.


-------------------------------------------------------------------------------

You may redeem shares by sending a written request for redemption directly to the Fund, c/o Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330, accompanied by duly endorsed certificates, if issued. Requests for redemption and share certificates, if issued, must be signed by each share-holder and, if the redemption proceeds exceed $50,000 or are payable other than to the shareholder of record at the address of record (which address may not have changed in the preceding 60 days), the signature must be guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You will receive payment based on the net asset value per share next determined after receipt by the Fund of a properly executed redemption request in proper form. A check for the redemption proceeds will be mailed to you within seven days after receipt of your redemp-tion request. For accounts registered in the name of a broker-dealer, payment will be forwarded within three business days. However, if any shares to be redeemed were purchased by check within 15 days prior to the date the redemp-tion request is received, the Fund will not mail the redemption proceeds until the check received for the purchase of shares has cleared, which may take up to 15 days.

If you have authorized telephone redemption and your account address has not changed within the last 60 days, you can redeem shares that are held in non-certificate form and that are worth $50,000 or less by calling Nuveen at 800-621-7227. While you or anyone authorized by you may make telephone redemption requests, redemption checks will be issued only in the name of the shareholder of record and will be mailed to the address of record. If your telephone request is received prior to 4:00 p.m. eastern time, the redemption check will normally be mailed the next business day. For requests received after 4:00 p.m. eastern time, the redemption will be effected at 4:00 p.m. eastern time the following business day and the check will normally be mailed on the second business day after the request.

If you have authorized electronic fund redemption or established Fund Direct privileges, you can take advantage of the following expedited redemption procedures to redeem shares held in non-certificate form that are worth at least $1,000. You may make electronic fund redemption requests through a phone representative or Fund Direct redemption requests by calling Nuveen at 800-621-7227. If a redemption request is received by 4:00 p.m. eastern time, the redemption will be made as of 4:00 p.m. that day. If the redemption request is received after 4:00 p.m. eastern time, the redemption will be made as of 4:00 p.m. the following business day. Proceeds of electronic fund redemptions will normally be wired on the second business day following the redemption, but may be delayed one additional business day if the Federal Reserve Bank of Boston or the Federal Reserve Bank of New York is closed on the day redemption proceeds would ordinarily be wired. The Fund reserves the right to charge a fee for electronic fund redemption. Proceeds of redemptions through Fund Direct will normally be wired to your Fund Direct bank account on the second or third business day after the redemption.

Before you may redeem shares electronically by phone or through Fund Direct, you need to complete the telephone redemption authorization section of the enclosed Application Form or the Fund Direct Application Form and return it to Nuveen or SSI. If you did not authorize telephone redemption when you opened your account, you may obtain a telephone redemption authorization form by writing the Fund or by calling Nuveen toll-free at 800-621-7227. Proceeds from electronic share redemptions will be transferred by Federal Reserve wire only to the commercial bank account specified by the shareholder on the Application Form. You need to send a written request to Nuveen or SSI in order to estab-lish multiple accounts, or to change the account or accounts designated to receive redemption proceeds. These requests must be signed by each account owner with signatures guaranteed by a member of an approved Medallion Guar-antee Program or in such other manner as may be acceptable to the Fund. Further documentation may be required from corporations, executors, trustees or personal representatives.

For the convenience of shareholders, the Fund has authorized Nuveen as its agent to accept orders from financial advisers by wire or telephone for the redemption of Fund shares. The redemption price is the first net asset value of the appropriate share class determined following receipt of an order placed by the financial adviser. The Fund makes payment for the redeemed shares to the securities representatives who placed the order promptly upon presentation of required documents with signatures guaranteed as described above. Neither the Fund nor Nuveen charges any redemption fees other than any CDSC as described above. However, your financial adviser may charge you for serving as agent in the redemption of shares.

The Fund reserves the right to refuse telephone redemptions and, at its option, may limit the timing, amount or frequency of these redemptions. Tele-phone redemption procedures may be modified or terminated at any time, on 30 days' notice, by the Fund. The Fund, SSI and Nuveen will not be liable for following telephone instructions reasonably believed to be genuine. The Fund employs procedures reasonably designed to confirm that telephone instructions are genuine. These procedures include recording all telephone instructions and requiring up to three forms of identification prior to acting upon a caller's instructions. If the Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent telephone instructions.

If you own Fund shares currently worth at least $10,000, you may establish an Automatic Withdrawal Plan by completing an application form for the Plan. You may obtain an application form by checking the applicable box on the enclosed Application Form or by calling Nuveen toll-free at 800-621-7227.

The Plan permits you to request periodic withdrawals on a monthly, quarterly, semi-annual or annual basis in an amount of $50 or more. Depending upon the size of the withdrawals requested under the Plan and fluctuations in the net asset value of Fund shares, these withdrawals may reduce or even exhaust your account.

The purchase of Class A Shares, other than through reinvestment, while you are participating in the Automatic Withdrawal Plan with respect to Class A Shares will usually be disadvantageous because you will be paying a sales charge on any Class A Shares you purchase at the same time you are redeeming shares. Similarly, use of the Automatic Withdrawal Plan for Class B Shares held for less


-------------------------------------------------------------------------------
than six years or Class C Shares held for less than 12 months may be disadvan-tageous because the newly-purchased Class B or Class C Shares will be subject to the CDSC.

The Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund shareholders.

The Fund may, from time to time, establish a minimum total investment for Fund shareholders, and the Fund reserves the right to redeem your shares if your investment is less than the minimum after giving you at least 30 days' notice. If any minimum total investment is established, and if your account is below the minimum, you will be allowed 30 days following the notice in which to purchase sufficient shares to meet the minimum. So long as the Fund continues to offer shares at net asset value to holders of Nuveen Unit Trusts who are investing their Nuveen Unit Trust distributions, no minimum total investment will be established for the Fund.

-------------------------------------------------------------------------------
MANAGEMENT OF THE FUND

The management of the Fund, including general supervision of the duties performed for the Fund by NIAC under the Management Agreement, is the respon-sibility of the Board of Trustees of the Trust.

Overall management of the Fund is the responsibility of NIAC, which is located at 333 West Wacker Drive, Chicago, Illinois 60606. NIAC oversees the manage-ment of the Fund's investment portfolio, manages the Fund's business affairs and provides certain day-to-day administrative services to the Fund. NIAC has entered into a Sub-Advisory Agreement with ICAP under which ICAP manages the Fund's equity investments.

NIAC manages the Fund's municipal investments and is responsible for the peri-odic rebalancing of the Fund's investment portfolio in order to achieve the Fund's target investment mix. The day to day management of the Fund's munic-
ipal portfolio is the responsibility of [                 ]. NIAC places
orders for the purchase and sale of California Municipal Obligations and is responsible for selecting the broker-dealers who execute the portfolio trans-actions. Consistent with the Fund's investment objective, NIAC's day-to-day management of the Fund's California Municipal Obligations is characterized by an emphasis on value investing, a process which involves the search for Cali-fornia Municipal Obligations with favorable characteristics that, in NIAC's judgment, have not yet been recognized in the marketplace. The process of searching for such undervalued or underrated securities is an ongoing one that draws upon the resources of the portfolio managers of the various Nuveen funds and senior management of NIAC. All portfolio management decisions are subject to weekly review by NIAC's management and to quarterly review by the Board of Trustees.

NIAC is a wholly-owned subsidiary of Nuveen, which has sponsored or under-written more than $60 billion of investment company securities. Nuveen, the principal underwriter of the Fund's shares, is sponsor of the Nuveen Tax-Free Unit Trust, a registered unit investment trust. It is also the principal underwriter for the Nuveen Mutual Funds, and served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,000,000 individuals have invested to date in Nuveen investment products. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 80% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

For the fund management services and facilities furnished by NIAC, the Fund has agreed to pay an annual management fee as follows:

-------------------------------------------------------------------------------

AVERAGE DAILY NET ASSET VALUE                              FUND MANAGEMENT FEE
------------------------------------------------------------------------------
For the first $125 million                                         .7500 of 1%
For the next $125 million                                          .7375 of 1%
For the next $250 million                                          .7250 of 1%
For the next $500 million                                          .7125 of 1%
For the next $1 billion                                            .7000 of 1%
For assets over $2 billion                                         .6750 of 1%
------------------------------------------------------------------------------

All fees and expenses are accrued daily and deducted before payment of divi-dends to investors. In addition to the Fund management fee paid to NIAC and the distribution and service fees paid to Nuveen, the Fund is responsible for its own expenses that are not covered under such agreements, including, without limitation: custodial, transfer agent, accounting and legal fees; interest charges; brokerage commissions; organizational expenses; and extraor-dinary expenses. The Fund also pays a portion of the Nuveen Investment Trust's general administrative expenses allocated in proportion to the net assets of each Fund. In order to prevent total operating expenses (excluding any distri-bution or service fees and extraordinary expenses) from exceeding .85 of 1% of the average daily net asset value of any class of shares of the Fund for the year ended July 31, 1998, NIAC has agreed to waive all or a portion of its management fees or reimburse certain expenses of the Fund.

ICAP was founded in 1970 and is located at 225 West Wacker Drive, Suite 2400, Chicago, IL 60606. Under the Sub-Advisory Agreement, NIAC pays ICAP a port-folio management fee on a specified proportion of the Fund's average daily net asset value, such proportion to be equal to the Fund's target investment mix with respect to Equity Securities. The portfolio management fee is paid at an annual rate as set forth below, and is determined by reference to the average daily market value of the equity assets of all Nuveen-sponsored investment products for which ICAP is designated as portfolio manager:

------------------------------------------------------------------------------
PORTION OF NUVEEN AVERAGE DAILY                                      PORTFOLIO
NET ASSETS MANAGED BY ICAP                                      MANAGEMENT FEE
------------------------------------------------------------------------------
For the first $500 million                                           .35 of 1%
For the next $500 million                                            .30 of 1%
For assets over $1 billion                                           .25 of 1%
------------------------------------------------------------------------------


-------------------------------------------------------------------------------

The investment decisions made with respect to the Fund's equity investments are made through a team approach, with all of the ICAP investment profes-sionals contributing to the process. ICAP currently maintains a staff of 12 investment professionals. Each of the investment officers and other investment professionals of ICAP has developed an expertise in at least one functional investment area, including equity research, strategy, fixed income analysis, quantitative research, technical research, and trading. A key element in the decision making process is a formal investment committee meeting generally held each business day and attended by all the investment professionals. These meetings also provide for the ongoing review of ICAP's investment positions. Pertinent information from outside sources is shared and incorporated into the investment outlook. The investment strategy, asset sectors, and individual security holdings are reviewed to verify their continued appropriateness. Investment recommendations are presented to the committee for decisions.

ICAP provides continuous advice and recommendations concerning the assets of the Fund allocated to Equity Securities, and is responsible for selecting the broker-dealers who execute the portfolio's transactions. In executing such transactions, ICAP seeks to obtain the best net results for the Fund. ICAP also serves as investment adviser to the ICAP Funds, Inc. and to pension and profit-sharing plans, and other institutional and private investors. As of August 1, 1997, ICAP had approximately $8 billion under management. Mr. Robert
H. Lyon, President of ICAP, owns shares representing 51% of the voting rights of ICAP. In addition, The John Nuveen Company owns preferred shares of ICAP, which are convertible after several years into a 20% common stock interest of ICAP.

-------------------------------------------------------------------------------
HOW THE FUND SHOWS PERFORMANCE

The Fund may quote its yield or total return in reports to shareholders, sales literature and advertisements. The Fund may also from time to time compare its investment results to various passive indices or other mutual funds with similar investment objectives. Comparative performance information may include data from Lipper Analytical Services, Inc., Morningstar, Inc. and other industry publications. See the Statement of Additional Information for a more detailed discussion.

All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of the Fund and are not necessarily representative of the future performance of the Fund.

-------------------------------------------------------------------------------
DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

The Fund will pay monthly tax-exempt income dividends to shareholders at a level rate that reflects the past and projected net tax-exempt income of the Fund and that results, over time, in the distribution of substantially all of the Fund's net tax-exempt income. To maintain a more stable monthly distribu-tion, the Fund may from time to time distribute less than the entire amount of net tax-exempt income earned in a particular period. This undistributed net tax-exempt income would be available to supplement future distributions, which might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses. As a result, the tax-exempt income distributions paid by the Fund for any particular monthly period may be more or less than the amount of net tax-exempt income actually earned by the Fund during such period. Undistributed net tax-exempt income is included in the Fund's net asset value and, correspondingly, distributions from previously undistributed net tax-exempt income are deducted from the Fund's net asset value. It is not expected that this dividend policy will impact the management of the Fund's portfolio.

Net ordinary taxable income, including dividends received on the Fund's equity investments, and net realized capital gains, if any, will be paid annually.

When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the payment. ANY DISTRIBUTION OF ORDINARY TAXABLE INCOME AND CAPITAL GAIN WILL BE SUBJECT TO FEDERAL INCOME TAX, EVEN IF THE DISTRIBUTION OCCURS SHORTLY AFTER A PURCHASE OF FUND SHARES. All dividends or capital gains distributions will automatically be reinvested in additional shares of the same class of the Fund at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains, or both, be paid in cash. The election to receive dividends or reinvest them may be changed by writing to: Nuveen Funds, c/o Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330. Such notice needs to be received at least 5 days prior to the record date of any dividend or capital gain distribution.

-------------------------------------------------------------------------------
TAX MATTERS

FEDERAL INCOME TAX MATTERS

The Fund intends to operate as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code, and therefore will not be liable for federal income taxes to the extent earnings are distributed on a timely basis. The fixed income portion of the Fund's investment portfolio is primarily invested in municipal bonds from California or in municipal bonds whose income is otherwise exempt from regular federal and state income taxes. The Fund intends to satisfy conditions so that the interest from the Cali-fornia Municipal Obligations will be exempt from regular federal and Cali-fornia state income taxes when distributed to the Shareholders of the Fund. All or a portion of these tax-exempt dividends, however, may be subject to the federal alternative minimum tax as set forth below.


-------------------------------------------------------------------------------

Each year the Fund intends to distribute substantially all of its net tax-exempt income from California Municipal Obligations, any ordinary taxable income, including dividends from Equity Securities, recognized market discount and net realized short-term capital gains, and net realized long-term capital gains, if any.

For federal income tax purposes, all dividends paid by the Fund that are derived from taxable net investment income and net short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to tax deferral. Distributions paid by the Fund from net long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gain. The capital gain holding period for this purpose is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund. For non-corporate taxpayers, however, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum marginal rate of 28%. On August 5, 1997, the President signed the Taxpayer Relief Act of 1997 (the "1997 Act"). The 1997 Act reduces the maximum stated marginal tax rate for capital gains for certain investments held for more than 18 months to 20 percent (10 percent in the case of certain taxpayers in the lowest tax bracket).

Federal tax law imposes an alternative minimum tax with respect to both corpo-rations and individuals based on certain items of tax preference. Interest on certain California Municipal Obligations is included as an item of tax prefer-ence in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund receives income from California Municipal Obligations treated as a tax preference item for purposes of the federal alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal and California state income taxes, will be taxable to holders of Shares to the extent that their tax liability is deter-mined under the alternative minimum tax. In addition, for corporations, alter-native minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. The Fund will annually supply Shareholders with a report indicating the percentage of Fund income attributable to California Municipal Obligations that is treated as a tax preference item for purposes of the federal alternative minimum tax.

Shareholders will be required to disclose on their federal income tax returns the amount of tax-exempt interest earned during the year, including exempt-interest dividends from the Fund.

Under certain circumstances, a corporate shareholder may be entitled to the dividends received deduction with respect to such shareholder's taxable divi-dends which are attributable to dividends received by the Fund on its Equity Securities.

More specific state tax information can be found below in the Appendix. In addition, a more detailed summary of the provisions of the Code and regula-tions thereunder presently in effect as they directly govern the taxation of the Fund and its Shareholders appears in the Statement of Additional Informa-tion. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transac-tions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning Federal income tax matters.

GENERAL

If you do not furnish the Fund with your correct social security number or employer identification number, the Fund is required by federal law to with-hold federal income tax from your distributions and redemption proceeds at a rate of 31%.

This section is not intended to be a full discussion of federal and state income tax laws and the effect of such laws on you. A more detailed summary appears in the Stateent of Additional Information. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

-------------------------------------------------------------------------------
NET ASSET VALUE

The Fund's net asset value per share is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for business. The Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value for a class of Fund shares is computed by calculating the total value of the class' portion of the Fund's portfolio investments and other assets, subtracting any liabilities or other debts, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such secu-rities are primarily traded; however, securities traded on a national securi-ties exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Municipal obligations are valued by a pricing service approved and supervised by the Fund's Board of Trustees. When securi-ties for which price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from securities dealers; and general market conditions. The pricing service may employ elec-tronic data processing techniques and/or a matrix system to determine valua-tions. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security. Regardless of the method employed to value a particular security, all valuations are subject to review by the officers of the Fund under the general supervision of the Board of Trustees.


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
GENERAL INFORMATION

The Custodian of the assets of the Fund is The Chase Manhattan Bank ("Chase"), 4 New York Plaza, New York, New York 10004-2413. Chase also provides certain accounting services to the Fund. The Fund's transfer, shareholder services and dividend paying agent, Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

The Fund is a series of the Nuveen Investment Trust ("Trust"). The Trust is an open-end diversified management investment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on May 6, 1996. The Board of Trustees is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, there are four series authorized and outstand-ing, each of which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares of the same Fund, as described above. The Board of Trustees has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Trust have the right to call a special meeting to remove Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, share-holders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obliga-tions of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

APPENDIX


-------------------------------------------------------------------------------
SPECIAL STATE CONSIDERATIONS

Because the Fund primarily purchases municipal bonds from California, the Fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in the state and therefore the value of the Fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the Fund. The discussion includes general state tax information related to an investment in Fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

CALIFORNIA
California's economy, the largest in the nation, is undergoing steady growth following a recession from mid-1990 to late 1993 in which the construction, manufacturing and financial services industries were adversely affected, job losses were severe, and substantial, broad-based revenue shortfalls affected both the state and local governments. All the recession job losses had been replaced by mid-1996, and new jobs are being created at a rate of 400,000 per year. The state's unemployment rate was 6.2% in mid-1997 and average personal income was $23,764 in 1996, and growing at over 6% per year. California's general obligation bonds are rated A1 by Moody's and A+ by Standard and Poor's.

The taxing authority of California's governmental entities is limited due to the adoption of "Proposition 13" and other amendments to the California Constitution. Proposition 13, adopted by voters in 1978, limits to 1% of full cash value the rate of ad valorem property taxes on real property and gener-ally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). The state and local governments are also subject to annual "appropriations limits" imposed by Article XIIIB of the California Constitution, which limits the state and local governments from spending the proceeds of tax revenues, regu-latory licenses, user charges or other fees beyond imposed appropriations limits which are adjusted annually to reflect changes in cost of living and population.

On November 5, 1996, California voters approved Proposition 218 which added Articles XIIIC and XIIID to the California Constitution, imposing certain vote requirements and other limitations on the imposition of new or increased and in some cases existing taxes, assessments and property-related fees and charges. Proposition 218 also extends the initiative power to include the reduction or repeal of any local taxes, assessments, fees and charges.


-------------------------------------------------------------------------------

At this time it is not clear exactly how Proposition 218 will be interpreted by a court. The complex and ambiguous nature of the foregoing limitations makes it impossible to fully determine their impact on California Municipal Obligations or the ability of the state and local governments to pay debt service on California Municipal Obligations.

California is estimated to end its 1996-97 fiscal year with a general fund budget reserve of approximately $408 million. As a result of the improved revenues, the state's cash position has substantially recovered, with no external borrowing over the end of the fiscal year. On August 11, 1997, the Legislature adopted Fiscal Year 1997-98 Budget Act, containing almost $53 billion in General Fund expenditures.

California's finances have dramatically improved since 1994 and the economy is much more diversified than it was in the 1980's. However, should the financial condition of California deteriorate again, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

Tax Treatment.
The Fund's regular monthly dividends will not be subject to California personal income taxes to the extent they are paid out of income earned on California municipal obligations or U.S. government securities. You will be subject to California personal income taxes, however, to the extent the Fund distributes any taxable income or realized capital gains, or if you sell or exchange shares of the Fund and realize capital gain on the transaction.

The treatment of corporate shareholders of the Fund differs from that described above. Corporate shareholders should refer to the Statement of Addi-tional Information for more detailed information.


-------------------------------------------------------------------------------

                         Nuveen Family of Mutual Funds

           Nuveen's family of funds offers a range of funds designed to help you reach your financial goals. The funds below are grouped by investment objective.

           GROWTH AND INCOME FUNDS

           Growth and Income Stock Fund
           Balanced Stock and Bond Fund
           Balanced Municipal and Stock Fund
           Balanced California Municipal and Stock Fund

           MUNICIPAL BOND FUNDS

           National Funds

           Long-Term
           Insured Long-Term
           Intermediate-Term
           Limited-Term

           State Funds

           Alabama                     Michigan
           Arizona                     Missouri
           California/1/               New Jersey/2/
           Colorado                    New Mexico
           Connecticut                 New York/1/
           Florida/2/                  North Carolina
           Georgia                     Ohio
           Kansas                      Pennsylvania
           Kentucky/3/                 South Carolina
           Louisiana                   Tennessee
           Maryland                    Virginia
           Massachusetts/1/            Wisconsin

           Notes
           1. Long-term and insured long-term portfolios.
           2. Long-term and intermediate-term portfolios.
           3. Long-term and limited-term portfolios.


LOGO
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
(800) 621-7227                                                 EBAL-PR-BMSF 6/97

Statement of Additional Information
October 31, 1997, as updated November 17, 1997
Nuveen Investment Trust
333 West Wacker Drive
Chicago, Illinois 60606

NUVEEN GROWTH AND INCOME STOCK FUND
NUVEEN BALANCED STOCK AND BOND FUND
NUVEEN BALANCED MUNICIPAL AND STOCK FUND
NUVEEN BALANCED CALIFORNIA MUNICIPAL AND STOCK FUND

This Statement of Additional Information is not a prospectus. A prospectus may be obtained from certain securities representatives, banks and other financial institutions that have entered into sales agreements with John Nuveen & Co. In-corporated, or from the Fund, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 800-621-7227. This State-ment of Additional Information relates to, and should be read in conjunction with, as to each Fund the Prospectus for that Fund. The Prospectus for the Funds (other than the Nuveen Balanced California Municipal and Stock Fund) is dated October 31, 1997, and the Prospectus for the Nuveen Balanced California Municipal and Stock Fund is not yet effective.

Table of Contents                                                         Page
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General Information                                                        B-2
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Investment Policies and Restrictions                                       B-2
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Investment Policies and Techniques                                         B-5
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Management                                                                B-31
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Fund Manager and Portfolio Manager                                        B-38
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Portfolio Transactions                                                    B-39
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Net Asset Value                                                           B-41
------------------------------------------------------------------------------
Tax Matters                                                               B-42
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Performance Information                                                   B-49
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Additional Information on the Purchase and Redemption of Fund Shares and
 Shareholder Programs                                                     B-55
------------------------------------------------------------------------------
Distribution and Service Plans                                            B-71
------------------------------------------------------------------------------
Independent Public Accountants and Custodian                              B-73
------------------------------------------------------------------------------
Financial Statements                                                      B-73
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General Trust Information                                                 B-73
------------------------------------------------------------------------------
Appendix A--Ratings of Investments                                         A-1
------------------------------------------------------------------------------

The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports. The Annual Reports accompany this Statement of Additional Information.

                              GENERAL INFORMATION

Nuveen Growth and Income Stock Fund ("Growth/Income Fund"), Nuveen Balanced Stock and Bond Fund ("Stock/Bond Fund"), Nuveen Balanced Municipal and Stock Fund ("Muni/Stock Fund") and Nuveen Balanced California Municipal and Stock Fund ("California Muni/Stock Fund,") (individually a "Fund" and collectively the "Funds") are series of the Nuveen Investment Trust (the "Trust"), an open-end diversified management series investment company. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Currently, four series of the Trust are authorized and outstanding.

Certain matters under the Investment Company Act of 1940 which must be submit-ted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each se-ries affected by such matter.

                    INVESTMENT POLICIES AND RESTRICTIONS

INVESTMENT RESTRICTIONS
The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus for that Fund. A Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund:

(1) With respect to 75% of its total assets, purchase the securities of any is-suer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that is-suer.

(2) Borrow money, except that the Fund may (i) borrow money from banks for tem-porary or emergency purposes (but not for leverage or the purchase of invest-ments) and (ii) engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing (such as, investing in When-Issued Securities or certain futures and options), provided that the combina-tion of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings). This limitation shall not apply to the California Muni/Stock Fund. Instead, the California Muni/Stock Fund shall not borrow money except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding (i) 10% of the value of its total assets at the time of borrowing or (ii) one-third of the value of the Fund's total as-sets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities.

(3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Se-curities Act of 1933 in connection with the purchase and sale of portfolio se-curities.

(4) Make loans to other persons, except through (i) the purchase of debt secu-rities permissible under the Fund's investment policies, (ii) repurchase agree-ments, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(5) Purchase or sell physical commodities unless acquired as a result of owner-ship of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative in-struments, or from investing in securities or other instruments backed by phys-ical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from pur-chasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the Investment Company Act of 1940.

(8) Purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers whose prin-cipal business activities are in the same industry (except that this restric-tion shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof and, in the case of the Muni/Stock Fund and the California Muni/Stock Fund, to Municipal Obligations and California Municipal Obligations (as applicable), other than those Munici-pal Obligations and California Municipal Obligations backed only by the assets and revenues of non-governmental users).

If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the invest-ment or the total assets will not constitute a violation of that restriction.

For the purpose of applying the limitation set forth in restriction (1) above to Municipal Obligations or California Municipal Obligations (collectively, "Municipal Securities"), an issuer shall be deemed the sole issuer of a secu-rity when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the as-sets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a Municipal Security is insured by bond insurance, it shall not be considered a security that is issued or guaran-teed by the insurer; instead, the issuer of such Municipal Security will be de-termined in accordance with the principles set forth above. The foregoing re-strictions do not limit the percentage of the assets of the Muni/Stock Fund or the California Muni/Stock Fund that may be invested in Municipal Obligations or California Municipal Obligations, respectively, insured by any given insurer.

The foregoing fundamental investment policies, together with the investment ob-jective of each of the Growth/Income Fund, the Stock/Bond Fund, the Muni/Stock Fund, and California Muni/Stock Fund and certain other policies specifically identified in the prospectus, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Invest-ment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. A Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain se-curities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing se-curities on margin.

(3) Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment. This limita-tion, shall not apply to the California Muni/Bond Fund. With respect to this Fund, the Fund may not pledge, mortgage or hypothecate its assets, except that, to secure permissible borrowings described above, it may pledge securities hav-ing a market value at the time of pledge not exceeding 10% of the value of such Fund's total assets.

(4) Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions there-
of) if, as a result, more than 5% of its net assets would be invested in the securities of issuers that, including predecessors or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to securities of pooled investment vehicles or mortgage or as-set-backed securities. This limitation does not apply to the California Muni/Stock Fund.

(5) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law.

(6) Enter into futures contracts or related options if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premi-ums on futures contracts and related options.

(7) Invest in direct interests in oil, gas or other mineral exploration pro-grams or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(8) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its invest-ments at a time when it may be disadvantageous to do so.

(9) Each Fund may not invest in illiquid securities if, as a result of such in-vestment, more than 15% of the Fund's net assets would be invested in illiquid securities.

                    INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds' investment objectives, policies, and techniques that are described in the Prospectus for each Fund.

INVESTMENT IN MUNICIPAL OBLIGATIONS

Portfolio Investments
Except to the extent the Muni/Stock Fund and the California Muni/Stock Fund in-vest in temporary investments as described below, all of the Muni/Stock Fund's investments in Municipal Obligations and the California Muni/Stock Fund's in-vestments in California Municipal Obligations will be comprised of tax-exempt Municipal Obligations or California Municipal Obligations, as the case may be, that are either (1) rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard & Poor's Ratings Group ("S&P") or in the case of the California Muni/Bond Fund, by Fitch Investors Service, Inc. ("Fitch") or (2) unrated but which, in the opinion of the NIAC, have credit characteristics equivalent to, and will be of comparable quality to, Municipal Obligations or California Mu-nicipal Obligations, as the case may be, so rated; provided, however, that not more than 20% of the Muni/Stock Fund's investments in Municipal Obligations or the California Muni/Stock Fund's investments in California Municipal Obliga-tions, may be in such unrated bonds. The foregoing policies are fundamental policies of the Muni/Stock Fund but are non-fundamental policies of the Cali-fornia Muni/Stock Fund. Municipal Securities rated Baa or BBB are considered "investment grade" securities; Municipal Securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well, while Municipal Securities rated BBB are regarded as having an adequate capacity to pay principal and in-terest. Municipal Securities rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. A general description of Moody's, S&P's and Fitch's ratings is set forth in Appendix A hereto.

The ratings of Moody's, S&P and Fitch represent their opinions as to the qual-ity of the Municipal Securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Conse-quently, Municipal Securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

The foregoing policies as to rating of investments in securities will apply only at the time of the purchase of a security, and the Fund will not be re-quired to dispose of securities in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

The municipal portfolio manager of the Muni/Stock Fund and the California Muni/Stock Fund pursues a value oriented approach for selecting municipal se-curities by seeking to identify underrated or undervalued Municipal Securities (i.e., Municipal Obligations with respect to the Muni/Stock Fund and Califor-nia Municipal Obligations with respect to the California Muni/Stock Fund). Un-derrated Municipal Securities are those whose ratings do not, in Nuveen Insti-tutional Advisory Corp.'s ("NIAC") opinion, reflect their true value. Such Mu-nicipal Securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal Securities that are undervalued or that rep-resent undervalued municipal market sectors are Municipal Securities that, in NIAC's opinion, are worth more than the value assigned to them in the market-place. Municipal Securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal is-
suer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Munici-pal Securities of the market sector for reasons that do not apply to the par-ticular Municipal Securities that are considered undervalued. The Muni/Stock Fund's investment in underrated or undervalued Municipal Obligations and the California Muni/Stock Fund's investment in underrated or undervalued Califor-nia Municipal Obligations, will be based on NIAC's belief that their prices should ultimately reflect their true value.

The Funds have not established any limit on the percentage of their respective portfolio of investments in Municipal Securities that may be invested in Mu-nicipal Obligations or California Municipal Obligations, as the case may be, subject to the alternative minimum tax provisions of Federal tax law. Conse-quently, a substantial portion of the current income produced by the Funds may be includable in alternative minimum taxable income. Special considerations apply to corporate investors. See "Tax Matters."

Also included within the general category of Municipal Obligations described in the Muni/Stock Fund Prospectus and California Municipal Obligations in the California Muni/Stock Fund Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obliga-tion. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repos-session of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. The Muni/Stock Fund will seek to minimize these risks by not investing more than 20% of the assets allocated to investments in Municipal Obligations in Municipal Lease Obligations that contain "non-appropriation" clauses, and by only investing in those "non-appropriation" Municipal Lease Obligations where
(1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) appro-priate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appro-priated, (3) the lease obligor has maintained good market acceptability in the past, and (4) the investment is of a size that will be attractive to institu-tional investors. The California Muni/Stock Fund will seek to minimize the special risks associated with "non-appropriation" lease obligations by invest-ing only in those non-appropriation leases where NIAC has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity.

During temporary defensive periods (e.g., times when, in NIAC's opinion, the ability of a Fund to meet its long-term investment objectives and preserve the asset value of a Fund may be adversely affected by significant adverse market, economic, political, or other circumstances), and in order to keep cash on hand fully invested, a Fund may invest any percentage of its assets in tempo-rary investments. Temporary investments may be either tax-exempt or taxable. To the extent the Muni/Stock Fund and the California Muni/Stock Fund invest in taxable temporary investments, the Funds will not at such times be in a posi-tion to achieve that portion of the Funds' investment objective of seeking in-come exempt from federal income tax (or federal and California state income taxes in the case of the California Muni/Stock Fund). For further information, see "Short-Term Investments" below.

Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obliga-tions of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations or California Municipal Obligations may be materially affected.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL OBLIGATIONS

As described in the California Muni/Stock Fund Prospectus, except to the extent the Fund invests in temporary investments, the Fund will invest sub-stantially all of its assets allocated to the fixed income portion of its portfolio in California Municipal Obligations. The Fund is therefore suscepti-ble to political, economic or regulatory factors affecting issuers of Califor-nia Municipal Obligations.

These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accu-racy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

During the early 1990s, California experienced significant financial difficul-ties, which reduced its credit standing, but the state's finances have improved since 1994. The ratings of certain related debt of other issuers for which Cal-ifornia has an outstanding lease purchase, guarantee or other contractual obli-gation (such as for state-insured hospital beds) are generally linked directly to California's rating. Should the financial condition of California deterio-rate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

Economic Overview
California's economy is the largest among the 50 states and one of the largest in the world. The State's population of more than 32 million represents over 12% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annu-ally in 1994 and 1995, but rose to 1.9% in 1996. During the early 1990s, net population growth in the State was due to births and foreign immigration.

Total personal income in the State, at an estimated $810 billion in 1996, ac-counts for almost 13% of all personal income in the nation. Total employment is over 14 million, the majority of which is in the service, trade and manufactur-ing sectors.

From mid-1990 to late 1993, the State suffered a recession with the worst eco-nomic, fiscal and budget conditions since the 1930s. Construction, manufactur-ing (especially aerospace), and financial services, among others, were all se-verely affected, particularly in Southern California. Job losses were the worst of any post-war recession. Employment levels stabilized by late 1993 and steady job growth has occurred since early 1994. Pre-recession job levels are expected to be reached in 1996. Unemployment, while remaining higher than the national average, has come down substantially from its 10% peak to 6.5% in spring, 1997. Economic indicators show a steady and strong recovery underway in California since the start of 1994, particularly in export-related industries, services, electronics, entertainment and tourism, although the residential housing sector has been weaker than in prior recoveries. Any delay or reversal of the recovery may create new shortfalls in State revenues.

Constitutional Limitations on Taxes, Other Charges and Appropriations Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of Cali-fornia local governments and districts are limited by Article XIIIA of the Cal-ifornia Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemp-tions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This sys-tem has resulted in widely varying amounts of tax on similarly situated prop-erties. Several lawsuits have been filed challenging the acquisition-based as-sessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad va-lorem property taxes above the 1% limit; it also requires voters of any gov-ernment unit to give two-thirds approval to levy any "special tax." Court de-cisions, however, allowed a non-voter approved levy of "general taxes" which were not dedicated to a specific use.

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitu-tion, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote, and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

Article XIIID contains several new provisions making it generally more diffi-cult for local agencies to levy and maintain "assessments" for municipal serv-ices and programs. Article XIIID also contains several new provisions affect-ing "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to require-ments prohibiting, among other things, fees and charges which generate reve-nues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property relat-ed" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limita-tions on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, re-duce or prohibit the future imposition or increase of any local tax, assess-ment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The interpretation and application of Proposition 218 will ultimately be de-termined by the courts with respect to a number of matters, and it is not pos-sible at this time to predict with certainty the outcome of such determina-tions. Proposition 218 is generally viewed as restricting the fiscal flexibil-ity of local governments, and for this reason, some ratings of California cit-ies and counties have been, and others may be, reduced.

Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Con-stitution, enacted by the voters in 1979 and significantly amended by Proposi-tions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regu-latory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond pro-ceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for cer-tain capital outlay projects, (4) appropriations by the State of post-1989 in-creases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibili-ties between government units. The definitions for such adjustments were lib-eralized in 1990 to follow more closely growth in the State's economy.

"Excess" revenues are measured over a two-year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. During Fiscal Year ("FY") 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been un-der the State limit. State appropriations were $6.7 billion under the limit for FY 1996-97.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC, and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California

Municipal Obligations or on the ability of the State or local governments to pay debt service on such California Municipal Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with re-spect to the ultimate scope, impact or constitutionality of these Articles, or the impact of any such determinations upon State agencies or local govern-ments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obliga-tions.

Obligations of the State of California
Under the California Constitution, debt service on outstanding general obliga-tion bonds is the second charge to the General Fund after support of the pub-lic school system and public institutions of higher education. As of August 1, 1997, the State had outstanding approximately $17.8 billion of long-term gen-eral obligation bonds, plus $1.008 billion of general obligation commercial paper which will be refunded by long-term bonds in the future, and $6.2 bil-lion of lease-purchase debt supported by the State General Fund. The State also had about $10.0 billion of authorized and unissued general obligation bonds and lease-purchase debt. In FY 1996-97, debt service on general obliga-tion bonds and lease-purchase debt was approximately 5.0% of General Fund rev-enues.

Recent Financial Results
The principal sources of General Fund revenues in 1995-96 were the California personal income tax (45% of total revenues), the sales tax (34%), bank and corporation taxes (13%), and the gross premium tax on insurance (2%). The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), de-rived from General Fund revenues, as a reserve to meet cash needs of the Gen-eral Fund, but which is required to be replenished as soon as sufficient reve-nues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Because of the recession and an accumulated budget deficit, no reserve was budgeted from 1992-93 to 1995-96.

General. Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Prop-osition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).

Starting in mid-1990, the State has faced adverse economic, fiscal and budget conditions. The 1990-1994 economic recession seriously affected State tax rev-enues. It also caused increased expenditures for health and welfare programs. The State is also facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and correc-tions) growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will be exacerbated in coming years by the expected need to substantially increase capital and operating funds for corrections as a result of a "Three Strikes" law enacted in 1994.

Recent Budgets. As a result of the recession and the above factors, among oth-ers, the State experienced substantial revenue shortfalls, and greater than anticipated social service costs in the early 1990s. The State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak at June 30, 1993. The Legislature and Governor agreed on a number of different steps to respond to the adverse financial conditions and produce Budget Acts in the years 1991-92 to 1995-96 (although not all actions were taken in each year):

  .  significant cuts in health and welfare program expenditures;

  . transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;

  . transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools;

  . reduction in growth of support for higher education programs, coupled with increases in student fees;

  . revenue increases (particularly in the 1992-93 Fiscal Year budget), most of which were for a short duration;

  . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare serv-ices to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and

  . various one-time adjustments and accounting changes (some of which have been challenged in court).

The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of posi-tive financial results with revenues equaling or exceeding expenditures start-ing in FY 1992-93. As a result, the accumulated budget deficit of $2.8 billion was eliminated by June 30, 1997 when the State showed a positive balance of about $408 million on a budgetary basis in the SFEU.

A consequence of the accumulated budget deficits in the early 1990s together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its on-going obligations. The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. For a two-month period in the summer of 1992, pending adoption of the annual Budget Act, the State was forced to issue registered warrants (IOUs) to some of its suppliers, employees, and other creditors. The last of these deficit notes was repaid in April, 1996.

The 1995-96 and 1996-97 Budget Acts reflected significantly improved financial conditions, as the State's economy recovered and tax revenues soared above pro-jections. In both years, revenues were some $2 billion higher than initially estimated. Most of the additional revenues were allocated to school funding, as required by Proposition 98, and to make up shortfalls in federal aid for health and welfare costs and costs of illegal aliens. The budgets for both these years showed strong increases in funding for K-14 public education, including imple-mentation of initiatives to reduce class sizes for lower elemen-tary grades to not more than 20 pupils. Higher education funding also in-creased. Spending for health and welfare programs was kept in check, as previ-ously-implemented cuts in benefit levels were retained.

The final results for FY 1996-97 showed General Fund revenues of $49.2 billion and expenditures of $48.9 billion. The improved revenues allowed the repayment of the last of the recession-induced budget deficits; the SFEU had a balance of $408 million on a budgetary basis ($281 million on a cash basis) as of June 30, 1997, the first significant positive balance in the decade. In 1996-97, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes which matured on June 30, 1997, and did not require any external borrowing over the end of the fiscal year.

Fiscal Year 1997-98 Budget. With continued strong economic recovery and surging tax receipts, the State entered the 1997-98 Fiscal Year in the strongest finan-cial position in the decade. However, in May 1997, the California Supreme Court ruled that the State had acted illegally in 1993 and 1994 by using a deferral of payments to the Public Employees Retirement Fund to help balance earlier budgets. In response to this court decision, the Governor ordered an immediate repayment to the Retirement Fund of about $1.235 billion, which was made in late July, 1997, and substantially "used up" the expected additional revenues for the fiscal year.

On August 18, 1997, the Governor signed the 1997-98 Budget Act. The Budget Act assumes General Fund revenues and transfers of $52.5 billion, and contains ex-penditures of $52.8 billion. As a result, the budget reserve (SFEU) is reduced to an estimated $112 million at June 30, 1998. The Budget Act also contains $14.4 billion of Special Fund expenditures. Following enactment of the Budget Act, the State plans to carry out its normal annual cash flow borrowing, total-ing $3.0 billion to mature June 30, 1998.

The 1997-98 Budget Act provides another year of rapidly increasing funding for K-14 public education. Total General Fund support will reach $5,150 per pupil, more than 20% higher than the recession-period levels which were in effect as late as FY 1993-94. The $1.75 billion in new funding will be spent on class size reduction and other initiatives, as well as fully funding growth and cost of living increases. Support for higher education units in the State also in-creased by about 6 percent. Because of the pension payment, most other State programs were funded at levels consistent with prior years, and several initiatives had to be dropped. These included additional assistance to local governments, state employee raises, and funding of a bond bank.

Part of the 1997-98 Budget Act was completion of State welfare reform legisla-tion to implement the new federal law passed in 1996. The new State program, called "CalWORKs," to become effective January 1, 1998, will emphasize programs to bring aid recipients into the workforce. As required by federal law, new time limits will be placed on receipt of welfare aid. Grant levels for 1997-98 remain at the reduced, prior years' levels.

Although, as noted, the 1997-98 Budget Act projects a budget reserve in the SFEU of $112 million on June 30, 1998, the General Fund balance on that date also reflects $1.25 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from school entitlements. The 1997-98 Budget Act contained a $200 million appropriation from the General Fund toward this settlement.

Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a grow-ing population with many immigrants. These factors which limit State spending growth assurances that, if economic conditions weaken, or other factors inter-cede, the State will not experience budget gaps in the future.

Bond Rating
The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. In 1996, Fitch and Standard & Poor's raised their ratings of California's general obligation bonds, which as of April 1997 were assigned ratings of "A+" from Standard & Poor's, "A1" from Moody's and "A+" from Fitch.

There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations is-sued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings
The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the state's recent budget compromises. The matters covered by these lawsuits include reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

Other Issuers of California Municipal Obligations
Obligations of Other Issuers. There are a number of state agencies, instrumen-talities and political subdivisions of the State that issue Municipal Obliga-tions, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State reve-nues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school dis-tricts, the 1992-

93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Propo-sition 13 "bailout" aid. Local governments have in return received greater rev-enues and greater flexibility to operate health and welfare programs. While the Governor initially proposed to grant new aid to local governments from the State's improved fiscal condition in 1997-98, the decision to repay the State pension fund eliminated these moneys.

To the extent the State should be constrained by its Article XIIIB appropria-tions limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. At least one rural county (Butte) publicly announced that it might enter bankruptcy proceedings in August 1990, although such plans were put off after the Governor approved legislation to provide additional funds for the county. Other counties have also indicated that their budgetary condition is extremely grave. Los Angeles County, the largest in the State, was forced to make significant cuts in services and per-sonnel, particularly in the health care system, in order to balance its budget in FY 1995-96 and FY 1996-97. Los Angeles County's debt was downgraded by Moody's and S&P in the summer of 1995. Orange County, which emerged from Fed-eral Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.

Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or state-wide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slow-down in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be devel-oped within a few years after issuance. In the event of such reduction or slow-down, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes secur-ing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. More-over, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or tax-es, except from amounts, if any, in a reserve fund established for the bonds.

California Long-Term Lease Obligations. Based on a series of court decisions, certain California long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebted-ness" requiring voter approval. Such leases, however, are subject to "abate-ment" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the fa-cility before the end of the period during which lease payments have been capi-talized and uninsured casualty losses to the facility (e.g., due to earth-quake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Litigation is brought from time to time which challenges the constitutionality of such lease arrangements.

Other Considerations
The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Secu-rities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on ad valorem property taxes may particularly affect "tax alloca-tion" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

Proposition 87, approved by California voters in 1988, requires that all reve-nues produced by a tax rate increase go directly to the taxing entity which in-creased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the abil-ity of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legisla-tion will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an inter-ruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensa-tory financial assistance could be constrained by the inability of (i) an is-suer to have obtained earthquake insurance coverage; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their re-spective budget limitations.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Short-Term Taxable Fixed Income Securities
The Growth/Income Fund may invest up to 35% of its total assets, and for tempo-rary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets, in cash equivalents and short-term taxable fixed income secu-rities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch, or A- or higher by Duff & Phelps, Inc. ("D&P") and having a maturity of one year or less. The Stock/Bond Fund may invest up to 20% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets, in cash equivalents and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch, or A- or higher by D&P and hav-ing a maturity of one year or less. The Muni/Stock Fund and the California Muni/Stock Fund may invest up to 10% of their total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of their respective total assets in cash equivalents and short-term taxable fixed income securities, although the Funds intend to invest in taxable temporary invest-ments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Short-term taxable fixed income se-curities are defined to include, without limitation, the following:

(1) Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either is-sued or guaranteed by the U.S. Treasury or by U.S. government agencies or in-strumentalities. U.S. government agency securities include securities issued by
(a) the Federal Housing Administration, Farmers Home Administration, Export-Im-port Bank of the United States, Small Business Administration, and the Govern-ment National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obliga-tions of the agency or instrumentality; and (d) the Student Loan Marketing As-sociation, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agen-cies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and in-strumentalities do not guarantee the market value of their securities, and con-sequently, the value of such securities may fluctuate. The Muni/Stock Fund and the California Muni/Stock Fund may only invest in government securities with maturities of less than one year or that have a variable or floating rate of interest.

(2) Each Fund may invest in certificates of deposit issued against funds depos-ited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally ne-gotiable. If such certificates of deposit are non-negotiable, they will be con-sidered illiquid securities and be subject to the Fund's 15% restriction on in-vestments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully in-sured. The Muni/Stock Fund and the California Muni/Stock Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in as-sets.

(3) The Growth/Income Fund and the Stock/Bond Fund may invest in bankers' ac-ceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, uncondi-tionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a spe-cific maturity.

(4) Each Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the securi-ty, it simultaneously agrees to resell and redeliver the security to the sell-er, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and re-flects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agen-cies or instrumentalities; certificates of deposit; or bankers acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repur-chase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the under-lying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the col-lateral could be delayed or impaired because of certain provisions of the bank-ruptcy laws.

(5) The Growth/Income Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corpo-rations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continu-ously monitor the corporation's ability to meet all of its financial obliga-tions, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Growth/Income Fund and the Stock/Bond Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or higher by Moody's, Duff 2 or higher by D&P or Fitch 2 or higher by Fitch. The Muni/Stock Fund and the California Muni/Stock Fund may only invest in commercial paper, corporate notes, corporate bonds or corporate debentures that are rated within the highest grade by Moody's or S&P and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities
The Muni/Stock Fund and the California Muni/Stock Fund may invest up to 10% of their total assets and during certain temporary periods, in order to keep cash on hand fully invested or as a defensive measure in response to prevailing market conditions, up to 100% of their respective total assets as "temporary investments" in cash equivalent and short-term fixed income securities that are either taxable or tax-exempt. The short-term taxable fixed income securi-ties are described above. Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed in-come securities are defined to include, without limitation, the following:

Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for pro-jects that will eventually be funded through the sale of long-term debt obli-gations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to fi-nance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in de-linquencies, could adversely affect the issuer's ability to meet its obliga-tions on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obliga-tions of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when re-ceived, be used to meet other obligations could affect the ability of the is-suer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for spe-cific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available there-from. Maturities of municipal paper generally will be shorter than the maturi-ties of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain Municipal Obligations and California Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the ma-jor portion of the tax-exempt note market, other types of notes are occasion-ally available in the marketplace and the Funds may invest in such other types of notes to the extent permitted under their respective investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

EQUITY SECURITIES

Under normal market conditions, the Funds will invest the assets allocated to equity investments primarily in equity securities of domestic companies with market capitalizations of at least $500 million ("Equity Securities"). Equity Securities include, but are not limited to, common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks, such as convertible bonds and debentures, and other securities with equity characteristics. The Growth/Income Fund, under normal market conditions, will invest at least 65% of its total assets in Eq-uity Securities which do not include warrants or rights to purchase common stock. Through its investment strategy the Growth/Income Fund seeks to provide higher returns over time than the S&P 500 with an equal or lower level of risk.

Convertible bonds and debentures must be rated Baa or higher by Moody's or BBB or higher by S&P, D&P or Fitch. Bonds rated Baa or BBB, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated bonds.

In addition, the Funds may invest in dollar-denominated equity securities of foreign issuers, including American Depository Receipts ("ADRs") as described in "Foreign Securities" below.

HEDGING STRATEGIES

General Description of Hedging Strategies
Each Fund may engage in hedging activities. NIAC or Institutional Capital Cor-poration ("ICAP") may cause a Fund to utilize a variety of financial instru-ments, including options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge the Fund's holdings.

Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging instruments on stock indices, in contrast, gener-ally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. The use of hedging instru-ments is subject to applicable regulations of the Securities and Exchange Com-mission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions
The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section
4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for a Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations. A Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of a Fund's total assets. In addition, a Fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit. Various ex-changes and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to in-crease the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions
Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered invest-ment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount pre-scribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permis-sible assets, and will be marked-to-market daily.

Stock Index Options
Each Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write cov-ered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by de-livery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stock in-cluded in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite In-dex or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

A Fund's use of stock index options is subject to certain risks. Successful use by the Funds of options on stock indexes will be subject to the ability of ICAP to correctly predict movements in the directions of the stock market. This re-quires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securi-ties will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its se-curities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a

Fund in purchasing an option will be lost as a result of unanticipated move-ments in prices of the securities comprising the stock index on which the op-tion is based.

Certain Considerations Regarding Options
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securi-ties in order to satisfy its obligation under the option to deliver such secu-rities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

Federal Income Tax Treatment of Options
Certain option transactions have special federal income tax results for the Funds. Expiration of a call option written by a Fund will result in short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

If a Fund writes options, or purchases puts that are subject to the loss defer-ral rules of Section 1092 of the Internal Revenue Code of 1986, as amended (the "Code"), any losses on such options transactions, to the extent they do not ex-ceed the unrecognized gains on the securities covering the options, may be sub-ject to deferral until the securities covering the options have been sold.

In the case of transactions involving "nonequity options," as defined in Code
Section 1256, the Funds will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the CFTC of a contract market for a contract based on such group of stocks or indexes. For example, options involving stock indexes such as the S&P 500 Index would be "nonequity options" within the meaning of Code Section 1256.

Futures Contracts
Each Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the ef-fective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the CEA. Each Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Funds will not enter into Futures Contracts which are pro-hibited under the CEA and will, to the extent required by regulatory authori-ties, enter only into Futures Contracts that are traded on national futures ex-changes and are standardized as to maturity date and underlying financial in-strument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Ex-change. Futures exchanges and trading are regulated under the CEA by the CFTC.

An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transac-tion costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with re-spect to a particular Futures Contract at a particular time. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by each Fund with its cus-todian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's perfor-mance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, each Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an ex-tremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a pur-chase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would pre-sumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit estab-lishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and sub-jecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Funds seek to close out a Futures position. The Funds would continue to be re-quired to meet margin requirements until the position is closed, possibly re-sulting in a decline in the Funds' net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active second-ary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, in-cluding, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures
Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expira-tion, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Funds may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Funds use put and call options on se-curities or indexes. The purchase of put options on Futures Contracts is analo-gous to the purchase of puts on securities or indexes so as to hedge the Funds' securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon ex-ercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a par-tial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in Futures Contracts, each Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts writ-ten by it. Such margin deposits will vary depending on the nature of the under-lying Futures Contract (and the related initial margin requirements), the cur-rent market value of the option, and other futures positions held by the Fund. The Funds will set aside in a segregated account at the Funds' custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segre-gated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Funds' successful use of options on Futures Contracts depends on ICAP's ability to correctly predict the movement in prices of Futures Contracts and the under-lying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Con-tract subject to the option. For additional information, see "Futures Con-tracts."

Federal Income Tax Treatment of Futures Contracts
For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year, as well as gains and losses actually realized during the year. Except for transactions in Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Futures Contract. In the case of a Futures transaction not classified as a "mixed straddle," the recognition of losses may be required to be deferred to a later taxable year.

Sales of Futures Contracts that are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such secu-rities and, consequently, the nature of the gain or loss on such securities upon disposition.

The Funds will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Funds' fiscal year) on Futures transactions. Such distributions will be combined with distributions of capi-tal gains realized on the Funds' other investments and shareholders will be advised of the nature of the payments.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Illiquid Securities
Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities in-clude, but are not limited to, restricted securities (securities the disposi-tion of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to ICAP the day-to-day determination of the illiquidity of any equity or taxable fixed-income security and to NIAC as to any municipal secu-rity, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed ICAP and NIAC to look to such factors as (i) the na-ture of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time nor-mally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other in-struments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in ef-fect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which pre-vailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including re-stricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short Sales Against the Box
When ICAP believes that the price of a particular security held by a Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a secu-rity which the Fund owns for delivery at a specified date in the future. The Fund will limit its transactions in short sales against the box to 5% of its net assets. In addition, the Fund will limit its transactions such that the value of the securities of any issuer in which it is short will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the se-curities of any class of the issuer. If, for example, the Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might "sell short" the 100 shares at $50 for delivery the fol-lowing July. Thereafter, if the price of the stock declines to $45, it will re-alize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. The Fund may also be required to pay a premium for short sales which would partially offset any gain.

Warrants
Each Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of its assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Investing in warrants is purely speculative in that they have no voting rights, pay no divi-dends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a spe-cific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the is-suer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

When-Issued Securities
Each Fund may from time to time purchase securities on a "when-issued" basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no pay-ment is made by a Fund to the issuer and no interest is accrued on debt securi-ties or dividend income is earned on equity securities. Forward commitments in-volve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commit-ment to purchase a security on a when-issued basis, it will record the transac-tion and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

Each Fund will maintain cash, U.S. government securities and high grade liquid debt securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, each Fund will meet its obligations from then available cash flow, sale of the securities held in the separate account (described above) sale of other securi-ties or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than each Fund's payment obligation).

Unseasoned Companies
Each Fund (other than the California Muni/Stock Fund) may not invest more than 5% of its net assets in unseasoned issuers. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification, and competitive strengths of larger corporations. Also, in many instances, the securities of smaller companies are traded only over-the-counter or on regional securities exchanges, and the frequency and volume of their trading is substan-tially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings of small companies at dis-counts from quoted prices or may have to make a series of smaller sales over an extended period of time due to the trading volume in smaller company securi-ties.

Foreign Securities
Each Fund may invest up to 20% of its net assets in foreign securities denomi-nated in U.S. dollars. Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments, includ-ing currency risks. The value of a foreign security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.

Foreign securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the re-ports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regula-tion of foreign brokers, securities markets and issuers; diplomatic develop-ments; and political or social instability. Foreign economies may differ favor-ably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than com-parable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

Foreign securities include American Depository Receipts ("ADRs"). ADRs are re-ceipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars. ADRs do not eliminate all the risk inherent in investing in foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. Some ADRs may not be sponsored by the issuer.

Lending of Portfolio Securities
Each Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured contin-uously by collateral at least equal to the value of the securities lent by "marking to market" daily. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. A Fund may also re-ceive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

Portfolio Turnover
Under normal market conditions, the Stock/Bond Fund, Muni/Stock Fund and the California Muni/Stock Fund expect annual bond portfolio turnover to be signifi-cantly less than 75%. However, the rate of municipal turnover will not be a limiting factor if it is desirable for the Muni/Stock Fund and the California Muni/Stock Fund to sell or purchase Municipal Obligations.

The Muni/Stock Fund, California Muni/Stock Fund and Stock/Bond Fund anticipate that their annual equity portfolio turnover rate will be between 100% and 125% under normal market conditions, and will generally not exceed 150%. A turnover rate of 100% would occur, for example, if a Fund sold and replaced securities valued at 100% of its net assets within one year.

The Growth/Income Fund anticipates that its annual portfolio turnover rate will be between 100% and 125% under normal market conditions, and will generally not exceed 150%. In the event a Fund were to have a turnover rate of 100% or more in any year, it would result in the payment by the Fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on re-alized investment gains. In addition to the foregoing, the Muni/Stock Fund and the California Muni/Stock Fund may be required to purchase or sell Municipal Obligations and Equity Securities pursuant to a required reallocation of assets and the anticipated portfolio turnover rates set forth above are made without regard to such a reallocation of assets.

The portfolio turnover rates for the Growth/Income Fund, Stock/Bond Fund and Muni/Stock Fund for the fiscal year ended June 30, 1997 were 110%, 52% and 32%, respectively.

                                   MANAGEMENT

The management of the Trust, including general supervision of the duties per-formed for the Fund under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is currently set at seven, three of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and four of whom are "disin-terested persons." The names and business addresses of the trustees and offi-cers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "inter-ested persons" of the Trust indicated by an asterisk.

-------------------------------------------------------------------------------
                                    POSITION AND        PRINCIPAL OCCUPATIONS
      NAME AND ADDRESS      AGE  OFFICES WITH TRUST     DURING PAST FIVE YEARS
-------------------------------------------------------------------------------
 Anthony T. Dean*           52  Chairman and Trustee  President (since July
 333 West Wacker Drive                                1996) and Director,
 Chicago, IL 60606                                    formerly Executive Vice
                                                      President, of The John
                                                      Nuveen Company (from
                                                      March 1992 to July 1996)
                                                      and of John Nuveen & Co.
                                                      Incorporated; Director
                                                      and President (since July
                                                      1996), formerly Executive
                                                      Vice President (from May
                                                      1994 to July 1996) of
                                                      Nuveen Institutional
                                                      Advisory Corp. and Nuveen
                                                      Advisory Corp.

-------------------------------------------------------------------------------
 Timothy R. Schwertfeger*   48  President and Trustee Chairman (since July
 333 West Wacker Drive                                1996) and Director,
 Chicago, IL 60606                                    formerly Executive Vice
                                                      President, of The John
                                                      Nuveen Company (from
                                                      March 1992 to July 1996)
                                                      and of John Nuveen & Co.
                                                      Incorporated; Director
                                                      and Chairman (since July
                                                      1996), formerly Executive
                                                      Vice President (from May
                                                      1994 to July 1996) of
                                                      Nuveen Institutional
                                                      Advisory Corp and Nuveen
                                                      Advisory Corp.

-------------------------------------------------------------------------------
 Robert H. Lyon*            47  Trustee               President and a Director
 225 West Wacker Drive                                of the ICAP Funds Inc.
 Chicago, IL 60606                                    (since its inception in
                                                      December 1994);
                                                      President, Chief
                                                      Investment Officer, and a
                                                      Director of ICAP.

-------------------------------------------------------------------------------
 James E. Bacon             66  Trustee               Business consultant;
 114 W. 47th St.                                      retired.
 New York, NY 10036

-------------------------------------------------------------------------------
 William L. Kissick         65  Trustee               Professor, School of
 University of Pennsylvania                           Medicine and the Wharton
 224 NEB/2L                                           School of Management and
 Philadelphia, PA 19104                               Chairman, Leonard Davis
                                                      Institute of Health
                                                      Economics, University of
                                                      Pennsylvania.

-------------------------------------------------------------------------------
 Thomas E. Leafstrand       65  Trustee               Retired, previously Vice
 412 W. Franklin                                      President in charge of
 Wheaton, IL 60187                                    Municipal Underwriting
                                                      and Dealer Sales at The
                                                      Northern Trust Company.

-------------------------------------------------------------------------------
 Sheila W. Wellington       65  Trustee               President (since 1993) of
 250 Park Avenue                                      Catalyst (a not-for-
 New York, NY 10003                                   profit organization
                                                      focusing on women's
                                                      leadership development in
                                                      business and the
                                                      professions).

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 POSITION AND          PRINCIPAL OCCUPATIONS
   NAME AND ADDRESS    AGE    OFFICES WITH TRUST       DURING PAST FIVE YEARS
-------------------------------------------------------------------------------
 Bruce P. Bedford      57  Executive Vice President Executive Vice President of
 333 West Wacker Drive                              John Nuveen & Co.
 Chicago, IL 60606                                  Incorporated, Nuveen
                                                    Advisory Corp. and Nuveen
                                                    Institutional Advisory
                                                    Corp. (since January 1997);
                                                    prior thereto, Chairman and
                                                    CEO of Flagship Resources
                                                    Inc. and Flagship Financial
                                                    Inc. and the Flagship
                                                    funds.

-------------------------------------------------------------------------------
 Kathleen M. Flanagan  50  Vice President           Vice President of John
 333 West Wacker Drive                              Nuveen & Co. Incorporated;
 Chicago, IL 60606                                  Vice President (since June
                                                    1996) of Nuveen Advisory
                                                    Corp. and Nuveen
                                                    Institutional Advisory
                                                    Corp.

-------------------------------------------------------------------------------
 Anna R. Kucinskis     50  Vice President           Vice President of John
 333 West Wacker Drive                              Nuveen & Co. Incorporated.
 Chicago, IL 60606

-------------------------------------------------------------------------------
 Larry W. Martin       46  Vice President and       Vice President, Assistant
 333 West Wacker Drive     Assistant Secretary      Secretary and Assistant
 Chicago, IL 60606                                  General Counsel of John
                                                    Nuveen & Co. Incorporated;
                                                    Vice President (since May
                                                    1993) and Assistant
                                                    Secretary of Nuveen
                                                    Advisory Corp; Vice
                                                    President (since May 1993)
                                                    and Assistant Secretary of
                                                    Nuveen Institutional
                                                    Advisory Corp.; Assistant
                                                    Secretary of The John
                                                    Nuveen Company (since
                                                    February 1993).

-------------------------------------------------------------------------------
 O. Walter Renfftlen   58  Vice President and       Vice President and
 333 West Wacker Drive     Controller               Controller of The John
 Chicago, IL 60606                                  Nuveen Company, John Nuveen
                                                    & Co. Incorporated, Nuveen
                                                    Advisory Corp. and Nuveen
                                                    Institutional Advisory
                                                    Corp.

-------------------------------------------------------------------------------
 Ronald E. Toupin, Jr. 39  Vice President           Vice President of Nuveen
 333 West Wacker Drive                              Institutional Advisory
 Chicago, IL 60606                                  Corp.

-------------------------------------------------------------------------------
 H. William Stabenow   63  Vice President and       Vice President and
 333 West Wacker Drive     Treasurer                Treasurer of The John
 Chicago, IL 60606                                  Nuveen Company, John Nuveen
                                                    & Co. Incorporated, Nuveen
                                                    Advisory Corp. and Nuveen
                                                    Institutional Advisory
                                                    Corp.

-------------------------------------------------------------------------------
 Gifford R. Zimmerman  41  Vice President and       Vice President, Assistant
 333 West Wacker Drive     Assistant Secretary      Secretary and Associate
 Chicago, IL 60606                                  General Counsel, previously
                                                    Assistant General Counsel
                                                    of John Nuveen & Co.
                                                    Incorporated; Vice
                                                    President (since May 1993)
                                                    and Assistant Secretary of
                                                    Nuveen Advisory Corp.; Vice
                                                    President (since May 1993)
                                                    and Assistant Secretary of
                                                    Nuveen Institutional
                                                    Advisory Corp.

--------------------------------------------------------------------------------

Anthony T. Dean, Thomas E. Leafstrand and Timothy R. Schwertfeger serve as mem-bers of the Executive Committee of the Board of Trustees. The Executive Commit-tee, which meets between regular meetings of the Board of Trustees, is autho-rized to exercise all of the powers of the Board of Trustees.

Mr. Dean and Mr. Schwertfeger are also directors or trustees, as the case may be, of 95 Nuveen open-end funds and closed-end funds advised by Nuveen Advisory Corp.

The other trustees of the Trust (other than Mr. Lyon) are also trustees of five closed-end funds advised by NIAC. Mr. Lyon is also a director of ICAP and ICAP Funds, Inc.

The following table sets forth compensation paid by the Trust to each of the trustees who are not designated "interested persons" for the one year period from the Trust's inception (August 7, 1996) to August 6, 1997 and the total compensation that the Nuveen Funds paid to such trustees during the one year period, July 1, 1996 through June 30, 1997. The Trust has no retirement or pen-sion plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                                                       TOTAL
                                                                    COMPENSATION
                                                                     FROM TRUST
                                                        AGGREGATE     AND FUND
                                                       COMPENSATION   COMPLEX
                                                         FROM THE     PAID TO
        NAME OF TRUSTEE                                   TRUST*     TRUSTEES**
        ---------------------------------------------- ------------ ------------
        James E. Bacon................................  $ 9,983.00  $ 28,000.00
        William L. Kissick............................  $ 9,500.00  $ 28,000.00
        Thomas E. Leafstrand..........................  $10,806.00  $ 29,800.00
        Sheila W. Wellington..........................  $ 9,500.00  $ 28,000.00
                                                        ----------  -----------
          Total.......................................   39,789.00   113,800.00
                                                        ==========  ===========

--------
 *Based on the compensation paid to the independent trustees for the one year period, August 7, 1996 through August 6, 1997 for services to the Trust. **Based on the compensation paid to the independent trustees for the one year period, July 1, 1996 through June 30, 1997 for services to the Trust and five closed-end funds advised by NIAC.

Each trustee who is not affiliated with NIAC or ICAP receives a $20,000 annual retainer for serving as a director or trustee of all funds for which NIAC serves as investment adviser or manager and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $500 fee per day plus expenses for attendance in per-son or a $500 fee per day plus expenses for attendance by telephone at a meet-ing held on a day on which no regular Board meeting is held and a $100 fee per day plus expenses for attendance in person or by telephone at a meeting of the Executive Committee held solely to declare dividends. The annual retainer, fees and expenses are allocated among the funds for which NIAC serves as investment adviser or manager on the basis of relative net asset sizes. The Trust requires no employees other than its officers, all of whom are compensated by NIAC or Nuveen.

As of September 26, 1997, the officers and directors of each Fund, in the ag-gregate, own less than 1% of the shares of the Fund.

The following table sets forth the percentage ownership of each person, who, as of September 26, 1997, owns of record, or is known by Registrant to own of rec-ord or beneficially 5% or more of any class of a Fund's shares.

                                                                    PERCENTAGE
NAME OF FUND AND CLASS             NAME AND ADDRESS OF OWNER       OF OWNERSHIP
----------------------             -------------------------       ------------
Nuveen Growth and Income
 Stock Fund                  Richard J. Franke                        15.91
 Class R Shares............. 400 N. Michigan Ave. Ste. 300
                             Chicago, IL 60611-4130
                             The John Nuveen Company                  22.64
                             Attn: Ron Holler
                             333 W. Wacker Dr.
                             Chicago, IL 60606-1220
                             American Express Trust Co.               25.74
                             UA Jul 01 89
                             FBD Amer Exp. Trust Ret. Ser. Pl.
                             c/o Nancy Jendro
                             PO Box 534
                             Minneapolis, MN 55440-0534
                             Donald E. Sveen TR                        5.89
                             UA Jun 08 95
                             Donald E. Sveen 1995 Trust
                             1749 South Naperville Rd.
                             Suite C
                             Wheaton, IL 60187
 Class A Shares............. Smith Barney Inc.                        15.71
                             00112011509
                             388 Greenwich Street
                             New York, NY 10013-2375
                             Merrill Lynch, Pierce, Fenner & Smith    21.44
                             For the benefit of its customers
                             Attn: Fund Administration
                             4800 Deer Lake Dr. E Fl 3
                             Jacksonville, FL 32246-6484
 Class B Shares............. NFSC FEBO # C1B-064360                    5.31
                             Lila J. Xing
                             60 West 68th St Apt. 6D
                             New York, NY 10023
                             Smith Barney Inc                          9.64
                             00154563919
                             388 Greenwich Street
                             New York, NY 10013

                                                                    PERCENTAGE
NAME OF FUND AND CLASS             NAME AND ADDRESS OF OWNER       OF OWNERSHIP
----------------------             -------------------------       ------------
                             Merrill Lynch, Pierce, Fenner & Smith    26.65
                             For the benefit of its customers
                             Attn: Fund Administration
                             4800 Deer Lake Dr. E FL 3
                             Jacksonville, FL 32246-6484
                             PaineWebber for the benefit of            5.85
                             William P. Bushnell TTEE
                             UAD 5/2/85 FBO
                             William P. Bushnell Trust                47.45
                             P.O. Box 435
                             Largo, FL 33779-D435
 Class C Shares............. Smith Barney Inc.                         9.37
                             00119962073
                             388 Greenwich Street
                             New York, NY 10013
                             Merrill Lynch, Pierce, Fenner & Smith    58.12
                             For the benefit of its customers
                             Attn: Fund Administration
                             4800 Deer Lake Dr. E FL 3
                             Jacksonville, FL 32246-6484
Nuveen Balanced Stock and
 Bond Fund                   The John Nuveen Company                  97.11
 Class R Shares............. Attn: Ron Holler
                             333 W. Wacker Dr.
                             Chicago, IL 60606-1220
 Class A Shares............. NFSC FEBO # CL5-411205                    5.10
                             NFSC/FMTC IRA Rollover
                             FBO S. Joseph Dibitetto
                             2719 Meadow Ct.
                             N. Bellmore, NY 11710
                             Smith Barney Inc.                        12.69
                             D0138507876
                             388 Greenwich Street
                             New York, NY 10013
                             Merrill Lynch, Pierce, Fenner & Smith    23.28
                             For the benefit of its customers
                             Attn: Fund Administration
                             4800 Deer Lake Dr. E FL 3
                             Jacksonville, FL 32246-6484

                                                                    PERCENTAGE
NAME OF FUND AND CLASS             NAME AND ADDRESS OF OWNER       OF OWNERSHIP
----------------------             -------------------------       ------------
 Class B Shares............. Merrill Lynch, Pierce, Fenner & Smith    37.54
                             For the benefit of its customers
                             Attn: Fund Administration
                             4800 Deer Lake Dr. E FL 3
                             Jacksonville, FL 32246-6484
                             PaineWebber For the benefit of           31.98
                             William P. Bushnell, TTEE
                             UAD 5/2/85 FBO
                             William P. Bushnell Trust
                             P.O. Box 435
                             Largo, FL 33779-0435
 Class C Shares............. Merrill Lynch, Pierce, Fenner & Smith    77.68
                             for the Benefit of its Customers
                             Attn: Fund Administration
                             4800 Deer Lake Dr. E Fl 3
                             Jacksonville, FL 32246-6484
Nuveen Balanced Municipal
 and Stock Fund              The John Nuveen Company                  93.06
 Class R Shares............. Attn: Ron Holler
                             333 W. Wacker Dr
                             Chicago, IL 60606-1220
 Class A Shares............. Smith Barney Inc.                        18.43
                             00121740906
                             386 Greenwich Street
                             New York, NY 10013
                             Merrill Lynch, Pierce, Fenner & Smith    30.48
                             for the Benefit of its Customers
                             Attn: Fund Administration
                             4800 Deer Lake Dr. E Fl 3
                             Jacksonville, FL 32246-6484
 Class B Shares............. Smith Barney Inc.                        10.44
                             00112725273
                             388 Greenwich Street
                             New York, NY 10013
                             Merrill Lynch, Pierce, Fenner & Smith    34.87
                             for the Benefit of its Customers
                             Attn: Fund Administration
                             4800 Deer Lake Dr. E Fl 3
                             Jacksonville, FL 32246-6484

                                                                     PERCENTAGE
NAME OF FUND AND CLASS              NAME AND ADDRESS OF OWNER       OF OWNERSHIP
----------------------              -------------------------       ------------
 Class C Shares.............. NFSC FEBO # CM5-113387                    9.43
                              Dominick Pastorello
                              Elvira Pastorello
                              84 Raymond Lane
                              Wilton, CT 06897
                              Smith Barney Inc.                         8.32
                              00163602788
                              388 Greenwich Street
                              New York, NY 10013
                              Merrill Lynch, Pierce, Fenner & Smith    23.48
                              for the Benefit of its Customers
                              Attn: Fund Administration
                              4800 Deer Lake Dr. E Fl 3
                              Jacksonville, FL 32246-6484
                              Prudential Securities Inc., FBO           6.88
                              John M. Johnson
                              Jeanette B. Johnson Co-Trustees
                              The Johnson Rev Tr
                              UA DTD 09/24/79
                              Lake Village, AR 71653-9512
                              Linda Jan Jolly &                        11.37
                              Elaine Hoder TR
                              UA 08/05/96
                              Linda Jan Jolly Revocable Trust
                              412 E. Miami Ave.
                              McAlester, OK 74501-6422

                       FUND MANAGER AND PORTFOLIO MANAGER

Fund Manager
NIAC acts as the manager of each Fund, with responsibility for the overall man-agement of each Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. For the Growth/Income Fund and the Stock/Bond Fund, NIAC has entered into a Sub-Advisory Agreement with ICAP under which ICAP, subject to NIAC's su-pervision, manages the Fund's investment portfolio. For the Muni/Stock Fund and the California Muni/Stock Fund, NIAC has entered into a Sub-Advisory Agreement with ICAP under which ICAP, subject to NIAC's supervision, manages the Fund's equity investments. NIAC is also responsible for managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For addi-tional information regarding the management services performed by NIAC and ICAP, see "Who Manages the Funds" in the Prospectus.

NIAC is a wholly-owned subsidiary of Nuveen, which is also the principal under-writer of the Fund's shares. Nuveen is sponsor of the Nuveen Tax-Free Unit Trust and Nuveen Unit Trust, registered unit investment trusts, is the princi-pal underwriter for the Nuveen Mutual Funds, and has served as co-managing un-derwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,000,000 individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is ap-proximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing proper-ty-liability insurance through subsidiaries.

For the fund management services and facilities furnished by NIAC, each of the Funds has agreed to pay an annual management fee at rates set forth in the Pro-spectus under "Management Fees." In addition, NIAC agreed to waive all or a portion of its management fee or reimburse certain expenses of the Fund for the year ended July 31, 1997 in order to prevent total operating expenses (exclud-ing distribution or service fees, and extraordinary expenses) from exceeding
 .85% (.95% for the Growth/Income Fund) of the average daily net asset value of any class of shares of the Fund. Accordingly, for the period from inception (August 7, 1996) through the fiscal year ended June 30, 1997, the Growth/Income Fund, Stock/Bond Fund, and Muni/Stock Fund paid management fees net of expense reimbursements of $2,202,100, $0, and $10,679, respectively. During this same period, NIAC waived fees and reimbursed expenses of $283,295, $125,664, and $131,924 to the Growth/Income Fund, Stock/Bond Fund, and Muni/Stock Fund, re-spectively.

Sub-Adviser
ICAP was founded in 1970 and is located at 225 West Wacker Drive, Suite 2400, Chicago, IL 60606. Under the Sub-Advisory Agreement for each Fund, ICAP is com-pensated by NIAC for its investment advisory services with respect to all or a portion of each Fund's assets at the rates set forth in the Fund's Prospectus under "Management Fees." Under a Sub-Advisory Agreement with NIAC, ICAP manages the investment portfolios of the Growth/Income Fund and the Stock/Bond Fund, and the equity portion of the Muni/Stock Fund's investment portfolio. ICAP's investment management strategy and operating policies are set through a team approach, with all ICAP investment professionals contributing. ICAP currently maintains a staff of 12 investment professionals. Each of the investment offi-cers and other professionals of ICAP has developed an expertise in at least one functional investment area, including equity research, strategy, fixed income analysis, quantitative re-search, technical research and trading. A key element in the decision-making process is a formal investment committee meeting generally held each business day and attended by all professionals. These meetings also provide for the on-going review of ICAP's investment positions. Pertinent information from outside sources is shared and incorporated into the investment outlook. The investment strategy, asset sectors, and individual security holdings are reviewed to ver-ify their continued appropriateness. Investment recommendations are presented to the committee for decisions.

With regard to Fund assets subject to the Sub-Advisory Agreement, ICAP provides continuous advice and recommendations concerning the Fund's investments, and is responsible for selecting the broker/ dealers who execute the portfolio trans-actions. ICAP also serves as investment adviser to the ICAP Funds, Inc. and to pension and profit-sharing plans, and other institutional and private invest-ors. As of September 30, 1997, ICAP had approximately $10 billion under manage-ment. Mr. Robert H. Lyon, President of ICAP, owns shares representing 51% of the voting rights of ICAP. For the period from the Funds' inception (August 7, 1996) to the fiscal year ended June 30, 1997, NIAC paid ICAP for its services to the Growth/Income Fund, Stock/Bond Fund, and Muni/Stock Fund, $1,020,894, $33,128, and $19,194, respectively.

As of the close of the fiscal year ended June 30, 1997, Growth/Income Fund held $7,346,462 of the securities of Morgan Stanley, Dean Witter, Discover & Co., a regular broker or dealer (as defined in Rule 10b-1 under the Investment Company
Act) of the Fund.

                             PORTFOLIO TRANSACTIONS

NIAC (with respect to transactions in Municipal Obligations and California Mu-nicipal Obligations) and ICAP (with respect to other transactions) are respon-sible for decisions to buy and sell securities for the Funds and for the place-ment of the Funds' securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securi-ties, and the allocation of portfolio brokerage and principal business. It is the policy of both NIAC and ICAP to seek the best execution at the best secu-rity price available with respect to each transaction, and with respect to bro-kered transactions, in light of the overall quality of brokerage and research services provided to the respective adviser and its advisees. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Funds' futures and options transactions, if any. The purchase price of portfolio secu-rities purchased from an underwriter or dealer may include underwriting commis-sions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio man-ager considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund's shares. NIAC expects that all transactions in Mu-nicipal Obligations and California Municipal Obligations will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions on such transactions.

Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another bro-ker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) fur-nishing analyses and reports concerning issuers, industries, securities, eco-nomic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In selecting brokers, ICAP considers investment and market information and other research, such as economic, securities and performance measurement re-search, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsi-bility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if ICAP determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to ICAP or the Funds. ICAP believes that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Management Agreement and the Sub-Advi-sory Agreement provide that such higher commissions will not be paid by the Funds unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to NIAC under the Management Agreement or the subadvisory fees paid by NIAC to ICAP under the Sub-Advisory Agreement are not reduced as a result of receipt by either NIAC or ICAP of research services.

NIAC and ICAP each place portfolio transactions for other advisory accounts managed by them. Research services furnished by firms through which the Funds effect their securities transactions may be used by NIAC and/or ICAP in ser-vicing all of its accounts; not all of such services may be used by NIAC and/or ICAP in connection with the Funds. NIAC and ICAP believe it is not pos-sible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of com-missions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, NIAC and ICAP believe such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. NIAC and ICAP seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securi-ties available to the Funds. In making such allocations between the Fund and other advisory accounts, the main factors considered by NIAC and ICAP are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

For the period from inception (August 7, 1996) through the fiscal year ended June 30, 1997, the Growth/Income Fund, Stock/Bond Fund, and the Muni/Stock Fund paid $724,507.90, $17,862.76, and $19,613.70, respectively, in brokerage commissions. During the fiscal year ended June 30, 1997, the Growth/Income Fund, Stock/Bond Fund and Muni/Stock Fund paid to brokers as commissions in return for research services $403,560.66, $4,866.36, and $5,302.30, respectively, and the aggregate amount of those transactions per Fund on which such commissions were paid was, $1,906,101,422, $80,997,256 and $97,311,621, respectively.

Under the Investment Company Act of 1940, a Fund may not purchase portfolio se-curities from any underwriting syndicate of which Nuveen is a member except un-der certain limited conditions set forth in Rule 10f-3. The Rule sets forth re-quirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addi-tion, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

                                NET ASSET VALUE

Each Fund's net asset value per share is determined separately for each class of those Fund's shares as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange (the "Exchange") is open for business. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding. A Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by taking the fair value of a Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net as-set value per share. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type secu-rities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Municipal obliga-tions are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quo-tations are readily available. Securities for which quotations are not readily available (which are expected to constitute a majority of the Municipal Obliga-tions held by a Fund) are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, matu-rity and rating; indications as to value from securities dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Debt securities hav-ing remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair mar-ket value of such securities is their amortized cost. Under this method of val-uation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security. Re-gardless of the method employed to value a particular security, all valuations are subject to review by a Fund's Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day's calculated value.

                                  TAX MATTERS

FEDERAL INCOME TAX MATTERS
The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler, counsel to the Trust.

As described in the Prospectuses, each of the Funds intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regu-lated investment company, a Fund (i) must elect to be treated as a regulated investment company and (ii) for each taxable year thereafter must satisfy cer-tain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options, futures, or for-ward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its tax-able year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other reg-ulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's to-tal assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than United States Gov-ernment securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its short-term capital loss) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). In addition, to the extent the Fund timely distributes to shareholders at least 98% of its tax-able income (including any net capital gain), it will not be subject to the 4% excise tax on certain undistributed income of "regulated investment companies." The Fund intends to make timely distributions in compliance with these require-ments and consequently it is anticipated that they generally will not be re-quired to pay the excise tax. A Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment com-pany taxable income, it will be subject to federal income tax at regular corpo-rate rates on the amount retained. If the Fund retains any net capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capi-tal gains included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income, net tax-exempt interest and net capital gain.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

If any of the Funds engage in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the ef-fect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capi-tal losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Prior to purchasing shares in one of the Funds, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the divi-dend or distribution and will be subject to federal income tax to the extent it is a distribution of ordinary income or capital gain.

In any taxable year of a Fund, distributions from the Fund, other than distri-butions which are designated as capital gains dividends (or exempt interest dividends, in the case of Muni/Stock Fund and the California Muni/Stock Fund), will to the extent of the earnings and profits on such Fund, constitute divi-dends for Federal income tax purposes which are taxable as ordinary income to shareholders. To the extent that distributions to a shareholder in any year exceed the Fund's current and accumulated earnings and profits, they will be treated as a return of capital and will reduce the shareholder's basis in his or her shares and, to the extent that they exceed his or her basis, will be treated as gain from the sale of such shares as discussed below. It should be noted that certain legislative proposals have been made which could affect the calculation of basis for shareholders holding securities that are substan-tially identical to the Fund's securities. Distributions of the Fund's net capital gain which are properly designated as capital gain dividends by the Fund will be taxable to the shareholders as long-term capital gain, regardless of the length of time the shares have been held by a shareholder. Distribu-tions will be taxed in the manner described (i.e., as ordinary income, long-term capital gain, return of capital or exempt-interest dividends) even if re-invested in additional shares of a Fund.

Although dividends generally will be treated as distributed when paid, divi-dends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the follow-ing January, will be treated as having been distributed by each Fund (and re-ceived by the shareholders) on December 31 of the year such dividends are de-clared.

The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corpo-rations at the rates applicable to ordinary income. For taxpayers other than corporations, net capital gains (which are defined as net long-term capital gain over net short-term capital loss for the taxable year) are subject to a maximum marginal stated tax rate of either 28% or 20%, depending upon the holding period of the capital assets. In particular, net capital gain, exclud-ing net gain from property held more than one year but not more than 18 months and gain on certain other assets, is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Net capital gain that is not taxed at the maximum marginal stated tax rate of 20% (or 10%) as described in the preceding sentence, is generally subject to a maximum marginal stated tax rate of 28%. The date on which a share is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the share. It should be noted that legislative proposals are intro-duced from time to time that affect tax rates and could affect relative dif-ferences at which ordinary income and capital gains are taxed.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "con-version transactions" effective for transactions entered into after April 30, 1993. Shareholders and prospective investors should consult with their tax ad-visers regarding the potential effect of this provision on their investment in shares of a Fund.

Under the Code, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses, will be deductible by individuals only to the extent they exceed 2% of adjusted gross income. Miscellaneous itemized deductions subject to this limitation under present law do not include expenses incurred by the Fund as long as the shares of the Fund are held by or for 500 or more persons at all times during the taxable year or another exception is met. In the event the shares of the Fund are held by fewer than 500 persons, additional taxable income may be realized by the individual (and other non-corporate) shareholders in excess of the dis-tributions received from the Fund.

All or a portion of a sales load paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales load or with the payment of a reduced sales load pursuant to the rein-vestment or exchange privilege. Any disregarded portion of such load will re-sult in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or other-wise) or the shareholder acquires or enters into a contract or option to ac-quire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such re-demption or exchange. If disallowed, the loss will be reflected in an adjust-ment to the basis of the shares acquired.

If in any year a Fund should fail to qualify under Subchapter M for tax treat-ment as a regulated investment company, the Fund would incur a regular corpo-rate federal income tax upon its income for that year (other than interest in-come from Municipal Obligations and California Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification num-ber (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

Shareholders who are non-resident aliens are subject to U.S. withholding taxes on ordinary income dividends at a rate of 30% or such lower rate as prescribed by an applicable tax treaty.

A corporate shareholder may be entitled to a 70% dividends received deduction with respect to any portion of such shareholder's ordinary income dividends which are attributable to dividends received by a Fund on certain Equity Secu-rities (other than corporate shareholders, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax). A Fund will designate the portion of any taxable dividend which is eligible for this deduction. However, a cor-porate shareholder should be aware that Sections 246 and 246A of the Code im-pose additional limitations on the eligibility of dividends for the 70% divi-dends received deduction. These limitations include a requirement that stock (and therefore Shares of a Fund) must generally be held at least 46 days (as determined under, and during the period specified in, Section 246(c) of the
Code). Regulations have been issued which address special rules that must be considered in determining whether the 46 day holding requirement is met. More-over, the allowable percentage of the deduction will generally be reduced from 70% if a corporate shareholder owns Shares of the Fund the financing of which is directly attributable to indebtedness incurred by such corporation. It should be noted that various legislative proposals that would affect the divi-dends received deduction have been introduced. To the extent dividends re-ceived by a Fund are attributable to foreign corporations, a corporate share-holder will not be entitled to the dividends received deduction with respect to its share of such foreign dividends since the dividends received deduction is generally available only with respect to dividends paid by domestic corpo-rations. It should be noted that payments to a Fund of dividends on Equity Se-curities that are attributable to foreign corporations may be subject to for-eign withholding taxes. Corporate shareholders should consult with their tax advisers with respect to the limitations on, and possible modifications to, the dividends received deduction.

Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced California Municipal and Stock Fund Tax Matters
In addition to the matters discussed above, the Muni/Stock Fund and the Cali-fornia Muni/Stock Fund intend to qualify to pay "exempt-interest" dividends as defined under the Code. Under the Code, at the close of each quarter of its taxable year, if at least 50% of the value of the Fund's total assets consists of obligations described in Code Section 103(a)) ("Municipal Securities") (i.e., Municipal Obligations in the case of the Muni/Stock Fund and California Municipal Obligations in the case of the California

Muni/Stock Fund), the Fund shall be qualified to pay exempt-interest dividends to its Shareholders. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are at-tributable to interest on Municipal Securities (net of expenses and any bond premium amortization with respect to Municipal Securities) to the extent such interest is excludible from gross income under Section 103 of the Code and are so designated by the Fund. Exempt-interest dividends will be excluded from gross income of the owners of the shares for federal income tax purposes, ex-cept in the case of certain substantial users as described below. Such exempt-interest dividends may be taken into account in determining the federal alter-native minimum tax, as described below. Insurance proceeds received by the Muni/Stock Fund or California Muni/Stock Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Securities, as described herein, may be taken into account in determining the amount of ex-empt-interest dividends provided that, at the time such policies are pur-chased, the amounts paid for such policies are reasonable, customary and con-sistent with the reasonable expectation that the respective issuer of the Mu-nicipal Securities, rather than the insurer, will pay debt service on the Mu-nicipal Securities; in the case of non-appropriation by a political subdivi-sion, however, there can be no assurance that payments made by the insurer representing interest on such "non-appropriation" Municipal Lease Obligations may be taken into account in determining the amount of exempt-interest divi-dends. If a Fund purchases a Municipal Security at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Security will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount gener-ally will be treated as capital gain. The Funds will be required by the Code to allocate their respective expenses proportionately between their tax-exempt income and taxable income (excluding net realized long-term capital gains). Distributions to shareholders by the Funds of net income received, if any, from taxable dividends, market discount on Municipal Securities treated as in-terest and net short-term capital gains, if any, realized by the Funds will be taxable to shareholders as ordinary income. Distributions of net realized long-term capital gains, if any, are taxable as long-term capital gains, as discussed above.

In general, market discount is the amount (if any) by which the stated redemp-tion price at maturity exceeds the Fund's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Accretion of market dis-count is taxable as ordinary income. Market discount that accretes while the Fund holds a Municipal Security would be recognized as ordinary income by the Fund when principal payments are received on the Municipal Security, upon sale or at redemption (including early redemption) or at the Fund's election, as such market discount accrues. Market discount income recognized by the Fund will result in taxable dividends to the shareholders.

For purposes of computing the alternative minimum tax for individuals and cor-porations and the Superfund tax for corporations, interest on certain private activity bonds (which includes most industrial and housing bonds) issued on or after August 8, 1986 is included as a preference item. The Funds will annually supply their shareholders with a report indicating the percentage of the re-spective Fund's income attributable to Municipal Securities that is treated as a tax preference item for purposes of the federal alternative minimum tax. Moreover, for corporations, the alternative minimum taxable income is in-creased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Securities, and therefore all exempt-interest dividends received from the Fund, are included in calculating adjusted current earnings. Under current Code provisions, the Superfund Tax does not apply to tax years begin-ning on or after January 1, 1996. Legislative proposals have been made that would extend the Superfund Tax.

Individuals whose "modified income" exceeds a base amount will be subject to federal income tax on up to one-half of their social security benefits. Modi-fied income currently includes adjusted gross income, one-half of social secu-rity benefits and tax-exempt interest, including exempt-interest dividends from the Funds. In addition, individuals whose modified income exceeds certain base amounts are required to include in gross income up to 85% of their social secu-rity benefits.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a "substantial user" of a facility financed by such bonds or a "related person" of such "substantial user." As a result, the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility includes a "non-exempt person who regularly uses a part of such facility in his trade or business." "Related per-sons" are in general defined to include persons among whom there exists a rela-tionship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and their spouses and minor children), an S corporation and each of its shareholders (and their spouses and minor children) and various combinations of these relationships. The foregoing is not a complete statement of all of the provisions of the Code relating to the definitions of "substantial user" and "related person." For additional in-formation, investors should consult their tax advisers before investing in the Fund.

The Code provides that interest on indebtedness incurred or continued to pur-chase or carry shares of a fund that distributes exempt-interest dividends is not deductible for Federal income tax purposes. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchas-ing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase or ownership of shares.

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the federal income taxation of the Funds and their shareholders and relates only to the federal income tax status of the Fund and to tax treatment of distributions by the Fund to United States shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or adminis-trative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders, as well as with respect to for-eign, state and local tax consequences of ownership of Fund shares.

NUVEEN BALANCED MUNICIPAL AND STOCK FUND AND NUVEEN CALIFORNIA BALANCED MUNICIPAL AND STOCK FUND DISTRIBUTIONS

The Muni/Stock Fund and California Muni/Stock Fund will pay monthly tax-exempt income dividends to shareholders at a level rate that reflects the past and projected net tax-exempt income of the Funds and that results, over time, in the distribution of substantially all of the Funds' net tax-exempt income. To maintain a more stable monthly distribution, these Funds may from time to time distribute less than the entire amount of net tax-exempt income earned in a particular period. This undistributed net tax-exempt income would be available to supplement future distributions, which might otherwise have been reduced by a decrease in the Funds' monthly net income due to fluctuations in investment income or expenses. As a result, the tax-exempt income distributions paid by a Fund for any particular monthly period may be more or less than the amount of net tax-exempt income actually earned by the Fund during such period. Undis-tributed net tax-exempt income is included in a Fund's net asset value and, correspondingly, distributions from previously undistributed net tax-exempt income are deducted from such Fund's net asset value. It is not expected that this dividend policy will impact the management of a Fund's portfolio.

CALIFORNIA STATE TAX MATTERS

The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Califor-nia Muni/Stock Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the Cali-fornia Muni/Stock Fund.

The following is based on the assumptions that the California Muni/Stock Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause distributions of the Cal-ifornia Muni/Stock Fund attributable to California Municipal Obligations to qualify as exempt-interest dividends to shareholders, and that they will dis-tribute all interest and dividends they receive to the California Muni/Stock Fund's shareholders.

The California Muni/Stock Fund will not be subject to the California corporate franchise tax. The California Muni/Stock Fund will be subject to the Califor-nia corporate income tax only if it has a sufficient nexus with California. If it is subject to the California corporate income tax, it does not expect to pay a material amount of such tax.

Distributions by the California Muni/Stock Fund that are attributable to in-terest on any obligation of California and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the California personal income tax. All other distributions, including distributions attributable to capital gains, will be subject to the California personal income tax.

All distributions of California Muni/Stock Fund to corporate shareholders, re-gardless of source, will be subject to the California corporate franchise tax.

Gain on the sale, exchange, or other disposition of shares of the California Muni/Stock Fund will be subject to the California personal income and corporate franchise taxes.

Shares of the California Fund may be subject to the California estate tax if held by a California decedent at the time of death.

Shareholders are advised to consult with their own tax advisers for more de-tailed information concerning California tax matters.

                            PERFORMANCE INFORMATION

Each Fund may quote its yield, distribution rate, beta, average annual total return or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net invest-ment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


                            Yield=2[(a-b +1)/6/ -1]
                                      cd

In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 5.25%.

In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial state-ments in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

                                                       AS OF JUNE 30, 1997
                                                 -------------------------------
                                                              YIELD
                                                 -------------------------------
                                                 CLASS A CLASS B CLASS C CLASS R
                                                 ------- ------- ------- -------
      Growth and Income Stock Fund..............  0.87%   0.18%   0.18%   1.16%
      Balanced Stock and Bond Fund..............  2.94%   2.31%   2.35%   3.36%
      Balanced Municipal and Stock Fund.........  2.66%   2.00%   1.99%   3.06%

The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate repre-sents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as rein-vestments from Nuveen UITs, or the maximum public offering price). The distri-bution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

The distribution rates as of the period quoted, based on the maximum public of-fering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 5.25%, were as follows:

                                                       AS OF JUNE 30, 1997
                                                 -------------------------------
                                                       DISTRIBUTION RATES
                                                 -------------------------------
                                                 CLASS A CLASS B CLASS C CLASS R
                                                 ------- ------- ------- -------
      Growth and Income Stock Fund..............  1.82%   1.22%   1.22%   2.15%
      Balanced Stock and Bond Fund..............  1.98%   1.37%   1.37%   2.33%
      Balanced Municipal and Stock Fund.........  2.24%   1.66%   1.66%   2.60%

A Fund may from time to time in its advertising and sales literature quote its beta. Beta is a standardized measure of a security's risk (variability of re-turns) relative to the overall market, i.e. the proportion of the variation in the security's returns that can be explained by the variation in the return of the overall market. For example, a security with a beta of 0.85 is expected to have returns that are 85% as variable as overall market returns. Conversely, a security with a beta of 1.25 is expected to have returns that are 125% as varaible as overall market returns. The beta of the overall market is by defi-nition 1.00.

  The formula for beta is given by:

      Beta = S A * B / C

    where

      A = (Xi - X), i=1,..., N
      B = (Yi - Y), i=1,..., N
      C = S (Xi - X)/2/, i=1,..., N
      Xi = Security Return in period i
      Yi = Market Return in period i
      X = Average of all observations Xi
      Y = Average of all observations Yi
      N = Number of observations in the measurement period

The beta for the Growth/Income Fund on June 30, 1997 was 0.89. The beta equals the weighted average of the betas for each stock in the Fund's investment port-folio. The beta for each stock in the

Fund's portfolio was calculated based on weekly returns for the two-year pe-riod ending June 30, 1997 and using the S&P 500 Index as the market benchmark.

All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of a Fund and are not necessarily representative of the future performance of a Fund.

The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation as-sumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeem-able value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total re-turn may also be shown as the increased dollar value of the hypothetical in-vestment over the period. Cumulative total return calculations that do not in-clude the effect of the sales charge would be reduced if such charge were in-cluded. Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges.

From time to time, each Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For example, a Fund may compare its risk level, as measured by the variability of its periodic returns, or its RISK-ADJUSTED TOTAL RETURN, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

The risk level for a class of shares of a Fund, and any of the other invest-ments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the invest-ment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indicate that a fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

THE RISK-ADJUSTED TOTAL RETURN for a class of shares of a Fund and for other investments over a specified period would be evaluated by dividing (a) the re-mainder of the investment's annualized two-year total return, minus the annualized total return of an investment in Treasury bill securities (essen-tially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes re-ferred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

Class A Shares of each Fund are sold at net asset value plus a current maximum sales charge of 5.25% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Returns and net asset value of each class of shares of the Funds will fluctuate. Fac-tors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset val-ue, which may be more or less than original cost.

In reports or other communications to shareholders or in advertising and sales literature, a Fund may also compare its performance or the performance of its portfolio manager with that of, or reflect the performance of: (1) the Consumer Price Index; (2) equity mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine; and/or (3) the S&P 500 Index or other unmanaged indices reported by Lehman Brothers. Performance com-parisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quo-tation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

Each Fund may also from time to time in its advertising and sales literature compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certifi-cates of deposit (CDs) or money market funds or indices that represent these types of investments. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government. Bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuat-ing yields and special features enhancing liquidity.

Nuveen Growth and Income Stock Fund
The Fund commenced operations on August 7, 1996. The table below represents the investment returns for the specified periods on the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B and Class C shares include the effect of the ap-plicable Contingent Deferred Sales Charge ("CDSC").

        NUVEEN GROWTH AND INCOME STOCK
                     FUND
            ---------------------------
                        CUMULATIVE
                    -------------------
                              8/7/96
                    1/1/97- (INCEPTION)
                    6/30/97  -6/30/97
                    ------- -----------
        Class ANAV  19.74%    36.30%
        Class APOP  13.45%    29.14%
        Class B+    14.24%    30.37%
        Class C++   18.14%    34.26%
        Class R     19.94%    36.65%

--------
+The total return figures for Class B shares take into account a 5.00% CDSC. ++The total return figures for Class C shares take into account a 1.00% CDSC.

The table below presents annual investment returns for the ICAP Discretionary Equity Composite between December 31, 1987 and December 31, 1996 and the return for the first half of 1997. The ICAP Discretionary Equity Composite represents the composite performance of the 40 managed accounts totalling approximately $2.4 billion for which ICAP serves as investment adviser and that have the same investment objectives and policies as the Fund.

                          1/1/97-   ANNUAL TOTAL RETURNS FOR THE YEAR ENDING DECEMBER 31,
                          6/30/97 1996  1995  1994   1993  1992 1991  1990   1989  1988  1987
----------------------------------------------------------------------------------------------
ICAP Discretionary Eq-
 uity Composite (Gross).   20.58  26.44 38.16  1.95  16.58 7.38 33.63  1.47  33.54  9.37 29.08
ICAP Discretionary Eq-
 uity Composite (Net)...   19.92  25.01 36.63  0.74  15.24 6.12 32.15  0.26  32.05  8.09 27.63
S&P 500.................   20.62  22.96 37.43  1.31   9.99 7.67 30.55 (3.17) 31.49 16.81  5.23
Lipper Growth and Income
 Index..................   15.93  20.69 31.17 (0.41) 14.62 9.64 27.75 (5.99) 23.74 18.35  2.63

Nuveen Balanced Stock and Bond Fund
The Fund commenced operations on August 7, 1996. The table below represents the investment returns for the specified periods on the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B and Class C shares include the effect of the ap-plicable CDSC.

                         NUVEEN BALANCED STOCK AND BOND FUND
     ---------------------------------------------------------------------------
                                                                 CUMULATIVE
                                                             -------------------
                                                                       8/7/96
                                                             1/1/97- (INCEPTION)
                                                             6/30/97  -6/30/97
                                                             ------- -----------
      Class ANAV............................................ 10.91%    22.04%
      Class APOP............................................  5.09%    15.63%
      Class B+..............................................  5.55%    16.26%
      Class C++.............................................  9.55%    20.26%
      Class R............................................... 11.05%    22.31%

--------
+The total return figures for Class B shares take into account a 5.00% CDSC. ++The total return figures for Class C shares take into account a 1.00% CDSC.

The table below presents annual investment returns for the ICAP Balanced Com-posite between December 31, 1987 and December 31, 1996 and the return for the first half of 1997. The ICAP Balanced Composite represents the composite per-formance of the eight managed accounts totalling approximately $370 million for which ICAP serves as investment adviser and that have the same investment ob-jectives and policies as the Fund.

                         1/1/97-     ANNUAL TOTAL RETURNS FOR THE YEAR ENDING DECEMBER 31,
                         6/30/97 1996  1995  1994   1993  1992 1991  1990 1989  1988  1987
-----------------------------------------------------------------------------------------------
ICAP Balanced Composite
 (Gross)................  12.25  17.52 29.09  0.21  13.81 7.34 31.04 2.69 31.14  8.57 27.52
ICAP Balanced Composite
 (Net)..................  11.67  16.29 27.76 (0.89) 12.61 6.18 29.70 1.57 29.80  7.40 26.20
Balanced Fund Index.....  10.59  12.32 24.40 (0.30)  9.07 7.33 21.51 3.99 21.09 10.95  5.74
Lipper Balanced Index...  11.19  13.01 24.88 (2.04) 11.94 7.47 25.84 0.65 19.70 11.18  4.15

The gross performance results of the ICAP Discretionary Equity Composite and the ICAP Balanced Composite reflect the investment performance of the respec-tive composites before deduction of any investment advisory fees or other ex-penses. The net performance results of the ICAP Discretionary Equity Composite and the ICAP Balanced Composite reflect the deduction of the annual operating expenses for the most recent fiscal year (without waivers or reimbursements) for Class A shares of the Growth/Income Fund and the Stock/Bond Fund, respec-tively, as summarized in the Summary of Fund Expenses section of the Prospectus and may be compared to the performance of the indices referenced below. The performance information above of the ICAP Discretionary Equity Composite and ICAP Balanced Composite should not be interpreted as indicative of future per-formance of a fund. Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a widely recognized, unmanaged index of common stock prices. S&P 500 returns assume reinvestment of all dividends paid by the stocks included in the index, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index. The Lipper Growth and Income Index represents the composite returns of the 30 largest funds comprising the Lipper Growth and Income Objective and assumes reinvest-ment of all fund dividends and distributions. The Balanced Fund Index represents the investment performance of an unmanaged index comprised 55% of the S&P 500 and 45% of the Lehman Brothers Intermediate Treasury Index (the "Lehman Index"). The Lehman Index is an unmanaged index of all public obligations of the U.S. Treasury, U.S. Government agencies, quasi-federal corporations and corporate debt guaranteed by the U.S. Government with maturities between one and ten years and an outstanding par value of at least $100 million. The Lipper Bal-anced Index represents the composite returns of the 30 largest funds comprising the Lipper Balanced Objective and assumes reinvestment of all fund dividends and distributions.

Nuveen Balanced Municipal and Stock Fund
The Fund commenced investment operations on August 7, 1996. The table below represents the investment returns for the periods specified on the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B and Class C shares include the effect of the applicable CDSC.

             NUVEEN BALANCED
         MUNICIPAL AND STOCK FUND
     --------------------------------
                      CUMULATIVE
                  -------------------
                            8/7/96
                  1/1/97- (INCEPTION)
                  6/30/97  -6/30/97
                  ------- -----------
      Class ANAV   9.61%     18.05%
      Class APOP   3.86%     11.86%
      Class B+     4.26%     12.32%
      Class C++    8.22%     16.27%
      Class R      9.84%     18.38%

--------
+The total return figures for Class B shares take into account a 5.00% CDSC. ++The total return figures for Class C shares take into account a 1.00% CDSC.

Total returns reflect past performance and are not predictive of future re-sults.

                   ADDITIONAL INFORMATION ON THE PURCHASE AND
               REDEMPTION OF FUND SHARES AND SHAREHOLDER PROGRAMS

As described in the Prospectuses, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and pref-erences.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any dis-tribution or service plan applicable to its shares. As a result of the differ-ences in the expenses borne by each class of shares, net income per share, div-idends per share and net asset value per share will vary among a Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as de-scribed in the Prospectus.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distri-bution and service fees.

  The expenses to be borne by specific classes of shares may include (i) trans-fer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as share-holder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal ex-penses relating to a specific class of shares, (vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any addi-tional incremental expenses subsequently identified and determined to be prop-erly allocated to one or more classes of shares.

INITIAL AND SUBSEQUENT PURCHASES OF SHARES

You may buy Fund shares through Authorized Dealers or by calling or directing your financial adviser to call Nuveen toll-free at 800-621-7227. You may pay for your purchase by Federal Reserve draft or by check made payable to "[Your Fund], Class [A], [B], [C], [R]," delivered to the financial adviser through whom the investment is to be made for forwarding to the Funds' shareholder services agent, SSI. When making your initial investment, you must also furnish the information necessary to establish your Fund account by completing and en-closing with your payment the application form attached to the Prospectus (the "Application Form"). After your initial investment, you may make subsequent purchases at any time by forwarding to your financial adviser or SSI a check, in the amount of your purchase, made payable to "[Your Fund], Class [A], [B], [C], [R]," and indicating on the check your account number. All payments need to be in U.S. dollars and should be sent directly to SSI at its address listed on the back cover of the Prospectus. A check drawn on a foreign bank or payable other than to the order of your Fund generally will not be acceptable. You may also wire Federal Funds directly to SSI, but you may be charged a fee for this. For instructions on how to make Fund purchases by wire transfer, call Nuveen toll-free at 800-621-7227.

Purchase Price
The price at which you purchase a class of Fund shares is based on the next calculation of the net asset value for that share class after the order is placed. The net asset value per share of each share class is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for business. See "Net Asset Value," for a description of how net asset value is calculated.

Minimum Investment Requirements
The minimum initial investment is $3,000 per fund share class ($1,000 for an Individual Retirement Account), and may be lower for accounts opened through fee-based programs for which the program sponsor has established a single mas-ter account with the fund's transfer agent and performs all sub-ac-counting services related to that account. Additional purchases may be in amounts of $50 or more. These minimums may be changed at any time by a Fund. There are exceptions to these minimums for shareholders who qualify under rein-vestment programs.

SYSTEMATIC INVESTMENT PROGRAMS

Each Fund offers you several opportunities to capture the benefits of "dollar cost averaging" through systematic investment programs. In a regularly followed dollar cost averaging program, you would purchase more shares when Fund share prices are lower and fewer shares when Fund share prices are higher, so that the average price paid for Fund shares is less than the average price of the Fund shares over the same time period. Dollar cost averaging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to continue investing in de-clining as well as rising markets before deciding to invest in this way. Each Fund offers two different types of systematic investment programs:

SYSTEMATIC INVESTMENT PLAN

Once you have established a Fund account, you may make regular investments in an amount of $50 or more each month by authorizing SSI to draw preauthorized checks on your bank account. There is no obligation to continue payments and you may terminate your participation at any time at your discretion. No charge in addition to the applicable sales charge is made in connection with this Plan, and there is no cost to your Fund. To obtain an application form for the Systematic Investment Plan, check the applicable box on the Application Form or call Nuveen toll-free at 800-621-7227.

PAYROLL DIRECT DEPOSIT PLAN

Once you have established a Fund account, you may, with your employer's con-sent, make regular investments in Fund shares of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. There is no obligation to con-tinue payments and you may terminate your participation at any time at your discretion. No charge in addition to the applicable sales charge is made for this Plan, and there is no cost to your Fund. To obtain an application form for the Payroll Direct Deposit Plan, check the applicable box on the Application Form or call Nuveen toll-free at 800-621-7227.

CLASS A SHARES

You may purchase Class A Shares at a public offering price equal to the appli-cable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of .25%. See "Distribution and Service

Plans." Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a pur-chase on June 30, 1997 of Class A shares from a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

                                          GROWTH/INCOME STOCK/BOND  MUNI/STOCK
                                          FUND          FUND        FUND
                                          ------------- ----------- -----------
      Net Asset Value per share.........   $     24.01  $     23.84 $     23.11
      Per Share Sales Charge--5.25% of
       public offering price (5.54% of
       net asset value per share).......   $      1.33  $      1.32 $      1.28
      Per Share Offering Price to the
       Public...........................   $     25.34  $     25.16 $     24.39
      Shares Outstanding (as of June 30,
       1997)............................    25,665,342    2,378,045   3,459,741

Each Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Certain commercial banks may make Class A Shares of the Funds available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connection with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to regis-ter as securities dealers in certain states.

REDUCTION OR ELIMINATION OF UP-FRONT SALES CHARGE ON CLASS A SHARES AND CLASS R SHARE PURCHASE AVAILABILITY

Rights of Accumulation
You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund, or units of a Nuveen unit trust, on which an up-front sales charge or on-going distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A sales charges and commissions table in "How to Choose a Share Class" in the Prospectus. You or your financial adviser must no-tify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent
You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A sales charges and commissions table in "How to Choose a Share Class" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Au-thorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligat-ed, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months to-wards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen unit trust, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be cred-ited to your account. If total purchases, less redemptions, prior to the expi-ration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will re-ceive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your fi-nancial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of In-tent, you irrevocably appoint Nuveen as attorney to give instructions to re-deem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

Reinvestment of Nuveen Unit Trust Distributions
You may purchase Class A Shares without an up-front sales charge by reinvest-ment of distributions from any of the various unit trusts sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such re-investment purchases.

Group Purchase Programs
If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applica-ble to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publi-cations in mailings to members and has agreed to comply with certain adminis-trative requirements relating to its group purchases.

Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant in the program is $3,000 and the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant is $50. No certificate will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

To establish a group purchase program, both the group itself and each partici-pant must fill out application materials, which the group administrator may ob-tain from the group's financial adviser, by calling Nuveen toll-free at 800-621-7227.

Reinvestment of Redemption Proceeds from Unaffiliated Funds
You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through an Authorized Dealer and represents the re-investment of the proceeds of the redemption of shares of one or more regis-tered investment companies not affiliated with Nuveen. You must provide appro-priate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

Elimination of Sales Charge on Class A Shares
Class A Shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

  .  investors purchasing $1,000,000 or more;

  .  officers, trustees and former trustees of the Trust;

  . bona fide, full-time and retired employees of Nuveen or ICAP, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transac-tion fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their serv-ices; and

  . with respect to the Growth/Income and the Stock/Bond Fund, any eligible employer-sponsored qualified defined contribution retirement plan. Eli-gible plans are those with at least 200 employees and which either (a) make an initial purchase of one or more Nuveen mutual funds aggregating $1 million or more; or (b) execute a Letter of Intent to purchase in the aggregate

     $1 million or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1% of the first $2.5 mil-lion, plus 0.50% of the next $2.5 million, plus 0.25% of any amount pur-chased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your fi-nancial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered un-der these special sales charge waivers.

Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment com-pany. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be com-bined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their imme-diate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons-and daughters-in-law, siblings, a sib-ling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

Class R Share Purchase Eligibility
Class R Shares are available for purchases of $1 million or more and for pur-chases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  .  officers, trustees and former trustees of the Trust;

  . bona fide, full-time and retired employees of Nuveen or ICAP, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transac-tion fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their serv-ices.

In addition, purchasers of Nuveen unit investment trusts may reinvest their distributions from such unit investment trusts in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund. You may also exchange Class R Shares of the Fund for Class A Shares without a sales charge if the current net asset value of your Class R Shares is at least $3,000 (or you already own Class A Shares).

The reduced sales charge programs may be modified or discontinued by the Funds at any time.

If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences be-tween these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing ac-count services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the sale types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be pro-vided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

CLASS B SHARES

You may purchase Class B Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your pur-chase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial ad-vice and other account services.

You may be subject to a CDSC if you redeem your Class B shares prior to the end of the sixth year after purchase. See "Reduction or Elimination of Contingent Deferred Sales Charge" below. Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.

Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption.

Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particu-lar purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identi-cal in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of coun-sel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under fed-eral income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

CLASS C SHARES

You may purchase Class C Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for its costs in connection with the sale of Class C Shares. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents a sales commission of .75% plus an advance on the first year's an-nual service fee of .25%. See "Distribution and Service Plans."

Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

REDUCTION OR ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE

Class A Shares are normally redeemed at net asset value, without any CDSC. How-ever, in the case of Class A Shares purchased at net asset value because the purchase amount equaled or exceeded $1 million where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, or that represent an increase in the value of a Fund ac-count due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. You may not exchange Class B Shares for shares of a Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calcu-lated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds.
Nuveen receives the amount of any CDSC shareholders pay. If Class A or Class C shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market fund shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining dura-tion of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable SEC rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 12% annually of the original investment amount; (iv) involuntary redemp-tions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; and (vii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has deter-mined may have material adverse consequences to the shareholders of such Funds.

In addition, the CDSC will be waived in connection with the following redemp-tions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a dis-tribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connec-tion with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic pay-ments described in Code Section 72(t)(A)(iv) prior to age 59; and (ii) for re-demptions to satisfy required minimum distributions after age 70 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

SHAREHOLDER PROGRAMS

Exchange Privilege
You may exchange shares of a class of any of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of a Fund at net asset value without a sales charge. Exchanges of shares from any Nuveen money market fund will be made into Class A Shares, Class B Shares, Class C Shares or Class R Shares (if eligible) of a Fund at the public offering price. If, however, a sales charge has previously been paid on the investment represented by the ex-changed shares (i.e., the shares to be exchanged were originally issued in ex-change for shares on which a sales charge was paid), the exchange of shares from a Nuveen money market fund will be made into shares of a Fund at net asset value. Class A Shares, Class C Shares or Class R Shares may be exchanged for shares of any Nuveen money market fund, but Class B Shares may not be exchanged for shares of a Nuveen money market fund.

If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment require-ment of the Nuveen Mutual Fund being purchased. For federal income tax purpos-es, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Pro-spectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. Your may also exchange shares by telephone if you authorize telephone ex-changes by checking the applicable box on the Application Form or by calling Nuveen toll-free at 800-621-7227 to obtain an authorization form. The exchange privilege may be modified or discontinued by a Fund at any time.

The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfo-lio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other cir-cumstances where Fund management believes doing so would be in the best inter-est of the Fund, each Fund reserves the right to revise or terminate the ex-change privilege, or limit the amount or number of exchanges or reject any ex-change. Shareholders would be notified of any such action to the extent re-quired by law.

Reinstatement Privilege
If you redeemed Class A, Class B or Class C Shares of a Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privi-lege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appro-priate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC. The federal income tax consequences of any cap-ital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Fund Direct
You can use Fund Direct to link your fund account to your account at a bank or other financial institution. Fund Direct enables you to transfer money elec-tronically between these accounts and perform a variety of account transac-tions. These include purchasing shares by telephone, investing through a Sys-tematic Investment Plan, and sending dividends, distributions, redemption pay-ments or Systematic Withdrawal Plan payments directly to your bank account. Please refer to the Application Form for details, or call SSI at 800-621-7227 for more information.

Fund Direct privileges may be requested via an application you obtain by call-ing 800-621-7227. Fund Direct privileges will apply to each shareholder listed in the registration on your account as well as to your Authorized Dealer repre-sentative of record unless and until SSI receives written instructions termi-nating or changing those privileges. After you establish Fund Direct for your account, any change of bank account information must be made by signature-guar-anteed instructions to SSI signed by all shareholders who own the account.

Purchases may be made by telephone only after your account has been estab-lished. To purchase shares in amounts up to $250,000 through a telephone repre-sentative, call SSI at 800-621-7227. The purchase payment will be debited from your bank account.

REDEMPTION

You may redeem shares by sending a written request for redemption directly to your Fund, c/o Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330, accompanied by duly endorsed certificates, if issued. Requests for re-demption and share certificates, if issued, must be signed by each shareholder and, if the redemption proceeds exceed $50,000 or are payable other than to the shareholder of record at the address of record (which address may not have changed in the preceding 60 days), the signature must be guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You will receive payment based on the net asset value per share next determined after receipt by the Fund of a properly executed re-demption request in proper form. A check for the redemption proceeds will be mailed to you within seven days after receipt of your redemption request. For accounts registered in the name of a broker-dealer, payment will be forwarded within three business days. However, if any shares to be redeemed were pur-chased by check within 15 days prior to the date the redemption request is re-ceived, the Fund will not mail the redemption proceeds until the check received for the purchase of shares has cleared, which may take up to 15 days.

Telephone and Electronic Redemptions
If you have authorized telephone redemption and your account address has not changed within the last 60 days, you can redeem shares that are held in non-certificate form and that are worth $50,000 or less by calling Nuveen at 800-621-7227. While you or anyone authorized by you may make telephone redemption requests, redemption checks will be issued only in the name of the shareholder of record and will be mailed to the address of record. If your telephone re-quest is received prior to 4:00 p.m. eastern time, the redemption check will normally be mailed the next business day. For requests received after 4:00 p.m. eastern time, the redemption will be effected at 4:00 p.m. eastern time the following business day and the check will normally be mailed on the second business day after the request.

If you have authorized electronic fund redemption or established Fund Direct privileges, you can take advantage of the following expedited redemption proce-dures to redeem shares held in non-certificate form that are worth at least $1,000. You may make electronic fund redemption requests through a phone repre-sentative or Fund Direct redemption requests by calling Nuveen at 800-621-7227. If a redemption request is received by 4:00 p.m. eastern time, the redemption will be made as of 4:00 p.m. that day. If the redemption request is received after 4:00 p.m. eastern time, the redemption will be made as of 4:00 p.m. the following business day. Proceeds of electronic fund redemptions will normally be wired on the second business day following the redemption, but may be de-layed one additional business day if the Federal Reserve Bank of Boston or the Federal Reserve Bank of New York is closed on the day redemption proceeds would ordinarily be wired. The Fund reserves the right to charge a fee for electronic fund redemption. Proceeds of redemptions through Fund Direct will normally be wired to your Fund Direct bank account on the second or third business day af-ter the redemption.

Before you may redeem shares electronically by phone or through Fund Direct, you need to complete the telephone redemption authorization section of the Ap-plication Form or the Fund Direct application form and return it to Nuveen or SSI. If you did not authorize telephone redemption when you opened your ac-count, you may obtain a telephone redemption authorization form by writing your Fund or by calling Nuveen toll-free at 800-621-7227. Proceeds from electronic share redemptions will be transferred by Federal Reserve wire only to the com-mercial bank account specified by the shareholder on the Application Form. You need to send a written request to Nuveen or SSI in order to establish multiple accounts, or to change the account or accounts designated to receive redemption proceeds. These requests must be signed by each account owner with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to a Fund. Further documentation may be re-quired from corporations, executors, trustees or personal representatives.

For the convenience of shareholders, each Fund has authorized Nuveen as its agent to accept orders from financial advisers by wire or telephone for the re-demption of Fund shares. The redemption price is the first net asset value of the appropriate share class determined following receipt of an order placed by the financial adviser. Each Fund makes payment for the redeemed shares to the securities representatives who placed the order promptly upon presentation of required documents with signatures guaranteed as described above. Neither the Fund nor Nuveen charges any redemption fees other than any CDSC as described above. However, your financial adviser may charge you for serving as agent in the redemption of shares.

Each Fund reserves the right to refuse telephone redemptions and, at its op-tion, may limit the timing, amount or frequency of these redemptions. Telephone redemption procedures may be modified or terminated at any time, on 30 days' notice, by a Fund. A Fund, SSI and Nuveen will not be liable for following tel-ephone instructions reasonably believed to be genuine. Each Fund employs proce-dures reasonably designed to confirm that telephone instructions are genuine. These procedures include recording all telephone instructions and requiring up to three forms of identification prior to acting upon a caller's instructions. If a Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Systematic Withdrawal Plan.
If you own Fund shares currently worth at least $10,000, you may establish a Systematic Withdrawal Plan by completing an application form for the Plan. You may obtain an application form by checking the applicable box on the Applica-tion Form or by calling Nuveen toll-free at 800-621-7227.

The Plan permits you to request periodic withdrawals on a monthly, quarterly, semi-annual or annual basis in an amount of $50 or more. Depending upon the size of the withdrawals requested under the Plan and fluctuations in the net asset value of Fund shares, these withdrawals may reduce or even exhaust your account.

The purchase of Class A Shares, other than through reinvestment, while you are participating in the Systematic Withdrawal Plan with respect to Class A Shares will usually be disadvantageous because you will be paying a sales charge on any Class A Shares you purchase at the same time you are redeeming shares. Sim-ilarly, use of the Systematic Withdrawal Plan for Class B Shares held for less than six years or Class C Shares held for less than 12 months may be disadvan-tageous because the newly-purchased Class B or Class C Shares will be subject to the CDSC.

Suspension of Right of Redemption
A Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Com-mission by order may permit for protection of Fund shareholders.

Involuntary Redemption
A Fund may, from time to time, establish a minimum total investment for Fund shareholders, and each Fund reserves the right to redeem your shares if your investment is less than the minimum after giving you at least 30 days' notice. If any minimum total investment is established, and if your account is below the minimum, you will be allowed 30 days following the notice in which to purchase sufficient shares to meet the minimum. So long as a Fund continues to offer shares at net asset value to holders of Nuveen Unit Trusts who are in-vesting their Nuveen Unit Trust distributions, no minimum total investment will be established for those investors.

GENERAL MATTERS

The Funds may encourage registered representatives and their firms to help ap-portion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity se-curities, equity and debt securities, or equity and municipal securities.

Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Dealers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.

In addition to the types of compensation to dealers to promote sales of fund shares that are described in the prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are ex-pected to sell certain minimum amounts of shares of the Nuveen Mutual Funds and Nuveen Unit Trusts during specified time periods. Promotional support may in-clude providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs in-curred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Unit Trusts.

Such reimbursement will be based on the number of its financial advisers who have sold Nuveen Fund shares and Nuveen Unit Trust units during the prior cal-endar year according to an established schedule. Any such support or reimburse-ment would be provided by Nuveen out of its own assets, and not out of the as-sets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale. The staff of the Securi-ties and Exchange Commission takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Secu-rities Act of 1933, as amended.

To help advisers and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create spe-cific investment programs and systems. For example, this may include informa-tion on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the ad-vantages of using the Funds to meet these and other specific investor needs.

Exchanges of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares avail-able for public purchase. Shares of the

Nuveen money market funds may be purchased on days on which the Federal Re-serve Bank of Boston is normally open for business. In addition to the holi-days observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Lu-ther King's Birthday, Columbus Day and Veterans Day.

In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

Shares will be registered in the name of the investor or the investor's finan-cial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the fi-nancial adviser acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certifi-cates will be issued for fractional shares.

For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the Prospectus.

If you choose to invest in a Fund, an account will be opened and maintained for you by SSI, the Funds' shareholder services agent. Share certificates will be issued to you only upon written request to SSI, and no certificates will be issued for fractional shares. Each Fund reserves the right to reject any pur-chase order and to waive or increase minimum investment requirements. A change in registration or transfer of shares held in the name of your financial ad-viser's firm can only be made by an order in good form from the financial ad-viser acting on your behalf.

Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use SSI's sub-accounting system to mini-mize their internal recordkeeping requirements. An Authorized Dealer or other investor requesting shareholder servicing or accounting other than the master account or sub-accounting service offered by SSI will be required to enter into a separate agreement with another agent for these services for a fee that will depend upon the level of services to be provided.

The Shares are offered continuously. However, subject to the rules and regula-tions of the Securities and Exchange Commission, each Fund reserves the right to suspend the continuous offering of it shares at any time, but no suspension shall affect your right of redemption.

Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through bro-kers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then ef-fective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and dis-tributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of a Fund's shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plans." Nuveen receives any CDSCs imposed on redemp-tions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by Nuveen and the compensation on redemptions and repurchases received by Nuveen for each of the Funds for the fiscal year ended June 30, 1997. All figures are to the nearest thousand.

                                                                    AMOUNT OF
                                                                    COMPENSATION
                                                           AMOUNT   ON
                                              AMOUNT OF    RETAINED REDEMPTIONS
                                              UNDERWRITING BY       AND
                                              COMMISSIONS  NUVEEN   REPURCHASES
                                              ------------ -------- ------------
Nuveen Growth and Income Stock Fund..........     $679       $--        $206
Nuveen Balanced Stock and Bond Fund..........     $ 27       $  1       $  2
Nuveen Balanced Municipal and Stock Fund.....     $ 55       $  9       $ 17

                         DISTRIBUTION AND SERVICE PLANS

Each Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the In-vestment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

The distribution fee applicable to Class B Shares and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses in-curred in connection with the distribution of such Shares. These expenses in-clude payments to Authorized Dealers, including Nuveen, who are brokers of rec-ord with respect to the Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of such Shares, certain other expenses associated with the distribution of such Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering share-holder inquiries and providing other personal services to shareholders.

Each Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which con-stitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.

For the period from inception (August 7, 1996) to the fiscal year ended June 30, 1997, the Growth/ Income Fund, the Stock/Bond Fund and the Muni/Stock Fund paid 12b-1 fees pursuant to their respective 12b-1 Plan in the amounts set forth in the table below. For this period, all of the 12b-1 service fees on Class A Shares were paid out as compensation to Authorized Dealers for provid-ing services to shareholders relating to their investments. All 12b-1 distribu-tion and service fees on Class B and Class C Shares were retained by the Dis-tributor as compensation for commissions advanced to Authorized Dealers.

                                                                        12B-1
                                                                         FEES
                                                                       PAID BY
                                                                       THE FUND
                                                                         FROM
                                                                       8/7/96-
                                                                       6/30/97
                                                                       --------
Nuveen Growth and Income Stock Fund
  Class A............................................................. $721,457
  Class B............................................................. $ 16,725
  Class C............................................................. $  6,701
                                                                       --------
    Total............................................................. $744,883
Nuveen Balanced Stock and Bond Fund
  Class A............................................................. $ 22,683
  Class B............................................................. $    292
  Class C............................................................. $    772
                                                                       --------
    Total............................................................. $ 23,747
Nuveen Balanced Municipal and Stock Fund
  Class A............................................................. $ 33,029
  Class B............................................................. $    818
  Class C............................................................. $    458
                                                                       --------
    Total............................................................. $ 34,305

Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of rea-sonable business judgment and in light of their

                       APPENDIX A--RATINGS OF INVESTMENTS

STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

                                 LONG TERM DEBT

An S&P corporate or municipal debt rating is a current assessment of the cred-itworthiness of an obligor with respect to a specific obligation. This assess-ment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a partic-ular investor.

The ratings are based on current information furnished by the issuer or ob-tained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited fi-nancial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE
AAA Debt rated "AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small de-gree.

A Debt rated "A' has a strong capacity to pay interest and repay princi-pal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
     Debt rated "BBB' is regarded as having an adequate capacity to pay in-terest and repay principal. Whereas it normally exhibits adequate pro-tection parameters, adverse economic conditions or changing circum-stances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING
Debt rated "BB', "B', "CCC', "CC' and "C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB' indicates the least degree of speculation and "C' the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse con-ditions.

BB Debt rated "BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and princi-pal payments. The "BB' rating category is also used for debt subordi-nated to senior debt that is assigned an actual or implied "BBB-' rat-ing.

B Debt rated "B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The "B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB' or "BB-' rating.

CCC Debt rated "CCC' has a currently identifiable vulnerability to de-fault, and is dependent upon favorable business, financial, and eco-nomic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     The "CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B' or "B-' rating.

CC The rating "CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC' debt rating.

C The rating "C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-' debt rating. The "C' rating may be used to cover a situation where a bankruptcy peti-tion has been filed, but debt service payments are continued.

CI The rating "CI' is reserved for income bonds on which no interest is being paid.

D Debt rated "D' is in payment default. The "D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA' to "CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to comple-tion of the project, makes no comment on the likelihood of, or the risk of de-fault upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit col-lateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is ade-quately collateralized. In the case of certificates of deposit the letter "L' indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for princi-pal and accrued pre-default interest up to the federal insurance lim-its within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR Indicates no rating has been requested, that there is insufficient in-formation on which to base a rating, or that S&P does not rate a par-ticular type of obligation as a matter of policy.

                                MUNICIPAL NOTES

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rat-ing. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     --Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     --Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

NOTE RATING SYMBOLS ARE AS FOLLOWS:
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnera-bility to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security in-asmuch as it does not comment as to market price or suitability for a particu-lar investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

*Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

                                COMMERCIAL PAPER

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satis-factory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell, or hold a secu-rity inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occa-sion, rely on unaudited financial information. The ratings may be changed, sus-pended, or withdrawn as a result of changes in or unavailability of such infor-mation or based on other circumstances.

MOODY'S INVESTORS SERVICE, INC.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as pub-lished by Moody's) follows:

                                 LONG TERM DEBT

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally re-ferred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securi-ties.

A Bonds which are rated A possess may favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Moody's bond rating symbols may contain numerical modifiers of a ge-neric rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristi-cally unrealiable over any great length of time. Such bonds lack out-standing investment characteristics and in fact have speculative char-acteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protec-tion of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desir-able investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and is-sues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con( . . . )
     Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the sym-bols Aa1, A1, Baa1, Ba1, and B1.

                           MUNICIPAL SHORT-TERM LOANS

MIG 1/VMIG 1     This designation denotes best quality. There is present
                 strong protection by established cash flows, superior liquid-ity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2     This designation denotes high quality. Margins or protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3     This designation denotes favorable quality. All security ele-
                 ments are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4     This designation denotes adequate quality. Protection com-
                 monly regarded as required of an investment security is pres-ent and although not distinctly or predominantly speculative, there is specific risk.

                                COMMERCIAL PAPER

Issuers rated PRIME-1 (or related supporting institutions) have a superior ca-pacity for repayment of senior short-term promissory obligations. Prime-1 re-payment capacity will often be evidenced by many of the following characteris-tics:

  --Leading market positions in well-established industries.

  --High rates of return on funds employed.

  --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  --Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or related supporting institutions) have a strong capac-ity for repayment of senior short-term promissory obligations. This will nor-mally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of senior short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial lever-age. Adequate alternate liquidity is maintained.

Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

DUFF & PHELPS, INC.--A brief description of the applicable Duff & Phelps, Inc. ("D&P") ratings symbols and their meanings (as published by D&P) follows:

                                 LONG TERM DEBT

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, gov-ernment action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by sev-eral factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the na-ture of covenant protection.

The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of "BBB-' and higher fall within the defi-nition of investment grade securities, as defined by bank and insurance super-visory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale. Duff & Phelps Credit Rating claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) ad-dresses the likelihood that aggregate principal and interest will equal or ex-ceed the rated amount under appropriate stress conditions.

RATING SCALEDEFINITION
--------------------------------------------------------------------------------

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

--------------------------------------------------------------------------------

AA+         High credit quality. Protection factors are strong. Risk is mod-
AA          est, but may vary slightly from time to time because of economic
AA-         conditions.


--------------------------------------------------------------------------------

A+          Protection factors are average but adequate. However, risk factors
A           are more variable and greater in periods of economic stress.
A-


--------------------------------------------------------------------------------

BBB+
BBB
BBB-
            Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.


--------------------------------------------------------------------------------

BB+         Below investment grade but deemed likely to meet obligations when
BB          due. Present or prospective financial protection factors fluctuate
BB-         according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

-------------------------------------------------------------------------------

B+          Below investment grade and possessing risk that obligations will
B           not be met when due. Financial protection factors will fluctuate
B-          widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

-------------------------------------------------------------------------------

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substan-tial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

-------------------------------------------------------------------------------

DD          Defaulted debt obligations. Issuer failed to meet scheduled prin-
            cipal and/or interest payments.
DP          Preferred stock with dividend arrearages.

-------------------------------------------------------------------------------

                            SHORT-TERM DEBT RATINGS

Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with matu-rities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers accept-ances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from opera-tions, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps Credit Ratings' short-term ratings is the refinement of the traditional "1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps Credit Rating has incorporated gra-dations of "1+' (one plus) and "1-' (one minus) to assist investors in recog-nizing those differences.

These ratings are recognized by the SEC for broker-dealer requirements, spe-cifically capital computation guidelines. These ratings meet Department of La-bor ERISA guidelines governing pension and profit sharing investments. State regulators also recognize the ratings of Duff & Phelps Credit Rating for in-surance company investment portfolios.

RATING SCALE:
            DEFINITION

            HIGH GRADE
D-1+ Highest certainty of timely payment. Short-term liquidity, includ-ing internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are ex-cellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

            GOOD GRADE
D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

            SATISFACTORY GRADE
D-3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

            NON-INVESTMENT GRADE
D-4 Speculative investment characteristics. Liquidity is not suffi-cient to insured against disruption in debt service. Operating factors and market access may be subject to a high degree of vari-ation.

            DEFAULT
D-5 Issuer failed to meet scheduled principal and/or interest pay-ments.

FITCH INVESTORS SERVICE, INC.--A brief description of the applicable Fitch In-vestors Service, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

                                 LONG TERM DEBT

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a spe-cific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its rela-tionship to other obligations of the issuer, the current and prospective finan-cial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by in-surance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differ-ences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Rat-ings do not comment on the adequacy of market price, the suitability of any se-curity for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Rat-ings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay inter-est and repay principal, which is unlikely to be affected by reasona-bly foreseeable events.

AA Bonds considered to be investment grade and of very high credit quali-ty. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA'. Because bonds rated in the "AAA' and "AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated "F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is consid-ered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Fitch speculative grade bond ratings provide a guide to investors in determin-ing the credit risk associated with a particular security. The ratings ("BB' to "C') represent Fitch's assessment of the likelihood of timely payment of prin-cipal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD' to "D') is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its rela-tionship to other obligations of the issuer, the current and prospective finan-cial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differ-ences in the degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay inter-est and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identi-fied which could assist the obligor in satisfying its debt service re-quirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of con-tinued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and eco-nomic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not reme-died, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C    Bonds are in imminent default in payment of interest or principal.

DDD, Bonds are in default on interest and/or principal payments. Such bonds
DD   are extremely speculative and should be valued on the basis of their
AND Dultimate recovery value in liquidation or reorganization of the obli-gor. "DDD' represents the highest potential for recovery of these bonds, and "D' represents the lowest potential for recovery.

                              SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on de-mand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ EXCEPTIONALLY STRONG CREDIT QUALITY Issues assigned this rating are regarded as having the strongest degree of assurance for timely pay-ment.

F-1 VERY STRONG CREDIT QUALITY Issues assigned this rating reflect an as-surance of timely payment only slightly less in degree than issues rated "F-1+'.

F-2
     GOOD CREDIT QUALITY Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned "F-1+' and "F-1' ratings.

F-3
     FAIR CREDIT QUALITY Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is ade-quate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S WEAK CREDIT QUALITY Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic con-ditions.

D DEFAULT Issues assigned this rating are in actual or imminent payment default.

LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

NUVEEN
Growth and Income
Mutual Funds


June 30, 1997

Annual Report


Designed to provide
superior equity market
performance with less risk.

[PHOTO APPEARS HERE]

Growth
and Income
Stock Fund

                                   Contents

                          1    Dear Shareholder
                          4    Meeting Investor Needs
                          5    Answering Your Questions
                          8    Growth and Income Stock
                               Fund Overview
                          10   Portfolio of Investments
                          12   Statement of Net Assets
                          13   Statement of Operations
                          14   Statement of Changes
                               in Net Assets
                          15   Notes to Financial Statements
                          20   Financial Highlights
                          22   Report of Independent
                               Public Accountants
                          23   Shareholder Information
                          24   Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

It is a great pleasure to share with you the Nuveen Growth and Income Stock Fund's outstanding performance record for its first fiscal year of operations, a period covering the eleven months from August 7, 1996 through June 30, 1997. Since the fund's inception last August, Class A shareholders have enjoyed a 36.30% return, compared with the 29.70% average for the 561 peer funds ranked in Lipper Analytical Service's Growth and Income fund category for the same period. The fund's performance ranked among the top 8% of all peer group funds. The fund also outpaced the 36.04% return produced by the Standard & Poor's 500-Stock Index--a very impressive achievement considering the conservative market orientation of the fund. This level of performance is especially gratifying because nearly 43,000 individuals have more than $700 million invested in the fund.

A 46% Return During the Fund's First Year of Operations

It's also been an excellent first full calendar year for the Nuveen Growth and Income Stock Fund. On August 7, 1997, the fund reached its first anniversary turning in an outstanding total return of 45.95% for Class A Shares. This return compares favorably with a 39.33% average for the Lipper Growth and Income peer funds for that same 365-day period.

Finding Value in Today's Stock Market with Less Volatility

The large price fluctuations experienced in today's equity markets can be discomforting to investors who rely upon their investments as a principal source of their financial security. An important objective of the Nuveen Growth and Income Stock Fund is to allow investors to participate in the growth potential of equity investments with less risk and price volatility than the overall market. This concept is illustrated on page 9.

Since the fund's inception last August, fund Class A shareholders have enjoyed a 36.30% return, compared with the 29.70% average for the 561 peer funds ranked in Lipper Analytical Service's Growth and Income fund category for the same period.

The fund seeks to produce superior returns with less risk by purchasing stocks of large, well-established companies whose current earnings and near term growth potential seem undervalued by the market. The stocks in our portfolio--most of which have very familiar names, such as IBM, General Motors and Boeing--are solid companies. These stocks generally trade at valuations relative to their earnings that are considerably below market averages, and they have been selected based upon their earnings stability and a clearly identified catalyst for near-term price appreciation.

A Disciplined Investment Process

Stock selection based upon a value-oriented philosophy is not the only strategy that helps the fund deliver outstanding performance. Our fund's sub-adviser, Institutional Capital Corporation (ICAP), also follows a rigorous sell discipline so that once a stock has realized its potential it is replaced with another expected to perform well. This strict adherence to a time-tested strategy takes the emotion out of investing in equities--something that hinders many investors who directly invest in the market.

A Fund Designed for Security Conscious Equity Investors

With more than 2,500 stock mutual funds in existence today, investors have many ways to participate in the equity market. The Nuveen Growth and Income Stock Fund is designed for security conscious investors who want to harness the potential of this huge market while pursuing a balance of long-term growth with below-market risk.

ICAP shares Nuveen's traditional value-oriented management philosophy and has an established history of exceptional performance--especially in difficult markets. For a more thorough examination of the strategies the fund employed to deliver this excellent performance, please read the interview with Rob Lyon, President of ICAP, on pages 4-7.

A Core Holding for the Accomplished Investor

Wealth, like success, takes many forms. But both wealth and success convey a sense of arrival--and the special satisfaction that comes with accomplishment. We are

The fund seeks to produce superior returns with less risk by purchasing stocks of large, well-established companies whose current earnings and near term growth potential seem undervalued by the market.

dedicated to helping investors enjoy their accomplishments and sustain the lifestyles they have built for themselves. Even after nearly 100 years of offering investments to the public, we continue to strive to better appreciate the distinct needs of investors who rely on their investment portfolios as their principal source of income and financial security. We recognize that Nuveen investors seek a balance between preservation of what they have achieved, income to meet their current needs and growth to maintain their lifestyle in the future.

Nuveen's Growth and Income Stock Fund is one of an expanded array of Nuveen equity and fixed-income investment products designed to meet these important objectives.

I'm thrilled that the fund has performed so well. On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. We will continue to strive to provide you with high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,

/S/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

August 15, 1997

Meeting Investor Needs

The Nuveen Growth and Income Stock Fund seeks to provide investors with a superior total return over time from a diversified portfolio of large company stocks. In general, the portfolio is comprised primarily of equity securities of companies with market capitalizations of at least $500 million.

The fund's subadviser, Institutional Capital Corporation (ICAP), employs a value-oriented team approach to stock selection. The equity portfolio management team, which consists of 12 portfolio managers and analysts, seeks to identify stocks with strong relative value--that is, stocks that appear to be priced at less than their true value--with clear catalysts for price appreciation. A catalyst is a company or industry event that could trigger a rise in the stock's price, such as a corporate restructuring or a favorable market climate for a particular industry.

To craft the fund's portfolio, ICAP begins with a large universe of approximately 450 large- and mid-size company stocks and use proprietary valuation models to identify roughly 120 stocks believed to have the best relative value and earnings stability. We then apply a qualitative catalyst identification process to select the 40-45 most attractively valued stocks from this group. The team applies the same disciplined, thorough consideration to its sell decisions. Stocks are sold if they have reached their value targets, if the reason for purchase is no longer valid, or if they become less attractive relative to other candidates.

This disciplined investment approach is behind the phenomenal performance produced for the fund's investors during both the first fiscal and calendar year of operations.

Answering Your Questions

Robert Lyon, President and Chief Investment Officer of Institutional Capital Corporation, talks about the equity market and offers insights into factors that affected fund performance over the past year.

What economic and market factors affected the fund's performance?

Since the inception of the fund, the stock market has enjoyed tremendous gains as a result of a number of factors, including a very strong U.S. economy, a relatively low interest rate environment, few signs of inflationary pressures, strong corporate earnings, and a record amount of merger and acquisition activity. These factors boosted investor confidence and helped propel the U.S. equity market to substantial gains.

How did the Nuveen Growth and Income Stock Fund perform in its first year?

As Tim stated in his letter to shareholders, the fund performed exceptionally well since its inception last August, rewarding fund Class A investors with a total return on net asset value for the fiscal year ended June 30 of 36.30%, including price changes and reinvested dividends. Additionally, the fund ranked in the top 8% of the 561 peer funds ranked in Lipper Analytical Services' Growth and Income fund category for the same period.

Given the highly-valued U.S. equity market, where were you able to find value?

Much of the fund's stellar performance came from the selection of stocks undergoing corporate restructurings, such as Phillips Electronics, Novartis, American Home Products, DuPont, and Allstate Insurance. Our view is that companies undergoing restructurings are particularly appropriate for today's market because they have generally been poor market performers over the past several years. New management approaches can frequently jump-start the earnings of a company, which can often translate into a higher earnings multiple.

What is your outlook for the financial markets?

In general, our view remains neutral. While company valuations are very high by historical standards, we believe low interest rates will keep investors in the market. At ICAP we have long believed that "tight money," or reduced liquidity for equities, is the signal to take a more conservative stance. At this time, despite high valuations, there is little evidence that conditions will be moving shortly to a period of reduced liquidity.

We believe we will continue to enjoy a period of sustained growth with low inflation. Among the reasons for continued optimism is strong productivity growth in the U.S. due to massive investments in new technology, strong demand being met by slack operating rates in Europe and Japan, and healthy merger and acquisition activity in the U.S. and abroad. In addition, a modest upturn in the economies of Japan and Germany in 1998, met by reduced growth in the U.S., should allow for a continuation of noninflationary growth. In general, the economic data currently indicate few signs of inflation. However, there is a modest chance of tightening by the Federal Reserve in the short term, which could lead to a more difficult market environment.

What factors will you focus on in picking stocks in the coming months?

Most of the stocks that we find that meet our investment criteria fall in the category of corporate restructurings. Our view is that restructurings are particularly appropriate for today's market.

Even though most consumer product and service markets are very competitive from a pricing standpoint, in some instances, companies have the ability to raise prices. Thus, companies that have some degree of pricing flexibility should be relatively advantaged. Such flexibility could come from a particular product, or industry supply and demand conditions. As we have increasingly focused on this potential, several areas of opportunity have emerged, reflecting our holdings in Host Marriott, ITT Corp. and AMR Corp. In each case, we have looked for companies that are benefiting from enhanced pricing power, and have managements who are working hard to maximize that value for shareholders.

For these reasons, we believe the fund is well positioned and that these key strategic investment themes should provide significant upside potential while providing valuable protection in difficult markets.

Growth and Income
Stock Fund
Overview as of June 30, 1997


Top Ten Stock Holdings

Philips Electronics NV          4.8%
------------------------------------
NYNEX Corporation               3.5%
------------------------------------
Raytheon Corporation            3.4%
------------------------------------
Ford Motor Company              3.4%
------------------------------------
IBM Corporation                 3.3%
------------------------------------
Rhone-Poulenc SA                3.2%
------------------------------------
Allstate Corporation            3.1%
------------------------------------
Boeing Company                  3.0%
------------------------------------
General Motors Corporation      3.0%
------------------------------------
Burlington Northern Santa Fe    3.0%
------------------------------------

Diversification
[PIE CHART APPEARS HERE]

Other                            14%
Transportation                   11%
Automotive                        6%
Banks                             5%
Chemicals                         5%
Defense                           9%
Computer Systems                  5%
Media                             4%
Entertainment                     8%
Pharmaceutical                    8%
Retail                            4%
Telephone                         9%
Insurance                         3%
Health Care                       3%
Services                          3%
Toys                              3%


Fund Highlights
================================================================================
Share Class                    A               B               C               R
CUSIP                  67064Y503       67064Y602       67064Y701       67064Y800
--------------------------------------------------------------------------------
Inception Date              8/96            8/96            8/96            8/96
--------------------------------------------------------------------------------
Net Asset Value (NAV)     $24.01          $24.00          $23.98          $24.02
--------------------------------------------------------------------------------
Last Quarterly Dividend  $0.1153         $0.0733         $0.0733         $0.1294
--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $646,150
--------------------------------------------------------------------------------
Beta                                                                         0.9
--------------------------------------------------------------------------------
Average Market Capitalization                                        $25 billion
--------------------------------------------------------------------------------
Average P/E (trailing 12 months)                                            18.5
--------------------------------------------------------------------------------
Number of Stocks                                                              47
--------------------------------------------------------------------------------
Expected Turnover Rate                                                 100%-125%
--------------------------------------------------------------------------------
Expense Ratio (A Shares) (After Reimbursement)                             1.20%
--------------------------------------------------------------------------------
Portfolio Allocation                                              Equity    Cash
                                                                     90%     10%
--------------------------------------------------------------------------------
Total Return/1/
================================================================================
Share Class                            A(NAV)  A(Offer)        B       C       R

Year-to-Date                           19.74%    13.45%   19.24%  19.14%  19.94%
--------------------------------------------------------------------------------
Since Inception                        36.30%    29.14%   35.37%  35.26%  36.65%
--------------------------------------------------------------------------------
Dividend Yields
--------------------------------------------------------------------------------
Share Class                            A(NAV)  A(Offer)        B       C       R

Distribution Rate                       1.92%     1.82%    1.22%   1.22%   2.15%
--------------------------------------------------------------------------------
SEC 30-Day Yield                        0.91%     0.87%    0.18%   0.18%   1.16%
--------------------------------------------------------------------------------

                                             Nuveen Growth and Income Stock Fund
                                                     June 30, 1997 Annual Report


1 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.25% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years, which is not reflected in the return figures. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the return figures.

2 The Index Comparison shows the change in value of a $10,000 investment in the A shares of the Nuveen fund compared with the Standard & Poor's 500 Index, which does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.25%) and all ongoing fund expenses.

Index Comparison/2/
[LINE GRAPH APPEARS HERE]


S&P 500    Nuveen Growth and Income Stock Fund (Offer)

 10000                     9475    8/96
  9834                     9484    9/96
 10344                     9877   10/96
 10630                    10304   11/96
 11434                    11038   12/96
 11214                    10787    1/97
 11915                    11337    2/97
 12008                    11417    3/97
 11514                    11180    4/97
 12202                    11727    5/97
 12945                    12359    6/97
 13556                    12919    7/97


 . Nuveen Growth and Income Stock Fund (Offer)           $12,914    (NAV=$13,684)
 . S&P 500                                               $13,556
Past performance is not predictive of future performance.



Superior Returns with Less Volatility
[BAR CHART APPEARS HERE]

                                        Positive Weeks   Negative Weeks
 . Nuveen Growth and Income Stock Fund       1.42             -0.94
 . S&P 500                                   1.76             -1.2
 . Lipper Growth and Income Fund Index       1.45             -0.97
Class A share performance for the period 8/7/96 (Fund Inception) through 6/30/97.

                               Financial Section





                                  Contents

                               12 Portfolio of Investments

                               14 Statement of Net Assets

                               15 Statement of Operations

                               16 Statement of Changes
                                  in Net Assets

                               17 Notes to Financial Statements

                               22 Financial Highlights

                               24 Report of Independent
                                  Public Accountants

                           Portfolio of Investments
                           Nuveen Growth and Income Stock Fund



                                                                                                                            Market
     Shares                Description                                                                                       Value
==================================================================================================================================
                           COMMON STOCKS - 89.3%
                           Automotive - 5.7%
     514,100               Ford Motor Company                                                                         $ 19,407,275
     312,500               General Motors Corporation                                                                   17,402,344
----------------------------------------------------------------------------------------------------------------------------------
                           Banks - 4.3%
     325,500               Banc One Corporation                                                                         15,766,406
      45,200               Wells Fargo & Company                                                                        12,181,400
----------------------------------------------------------------------------------------------------------------------------------
                           Chemicals - 4.6%
     217,650               Akzo Nobel N.V. Sponsored ADR                                                                15,045,056
     236,000               E.I. du Pont de Nemours and Company Ltd.                                                     14,838,500
----------------------------------------------------------------------------------------------------------------------------------
                           Computer Systems - 4.7%
     209,400               International Business Machines Corporation                                                  18,885,262
     308,300               Sun Microsystems, Inc. +                                                                     11,474,541
----------------------------------------------------------------------------------------------------------------------------------
                           Defense - 8.5%
     330,800               Boeing Company                                                                               17,553,075
     196,500               Northrop Grumman Corporation                                                                 17,255,156
     384,900               Raytheon Company                                                                             19,629,900
----------------------------------------------------------------------------------------------------------------------------------
                           Electronics - 6.1%
     120,500               Advanced Micro Devices, Inc. +                                                                4,338,000
     381,500               Philips Electronic N.V.                                                                      27,420,313
      97,800               SGS-Thomson Microelectronics N.V. +                                                           7,824,000
----------------------------------------------------------------------------------------------------------------------------------
                           Entertainment - 3.0%
     464,300               Host Marriott Corp. +                                                                         8,270,344
     186,900               ITT Corporation +                                                                            11,412,581
----------------------------------------------------------------------------------------------------------------------------------
                           Financial Services - 1.1%
     170,600               Morgan Stanley, Dean Witter, Discover and Co.                                                 7,346,462
----------------------------------------------------------------------------------------------------------------------------------
                           Food, Tobacco, Beverage - 1.9%
     305,000               Grand Metropolitan PLC Sponsored ADR                                                         11,952,187
----------------------------------------------------------------------------------------------------------------------------------
                           Health Care - 3.1%
     130,050               Aetna Inc.                                                                                   13,313,869
     230,700               Tenet Healthcare Corporation +                                                                6,820,069
----------------------------------------------------------------------------------------------------------------------------------
                           Insurance - 2.8%
     245,950               Allstate Corporation                                                                         17,954,350
----------------------------------------------------------------------------------------------------------------------------------
                           Media - 3.9%
     468,500               Dun & Bradstreet Corporation                                                                 12,298,125
      63,400               Tribune Company                                                                               3,047,163
     484,850               U.S. West Media Group +                                                                       9,818,213
----------------------------------------------------------------------------------------------------------------------------------
                           Metals - 1.9%
     175,650               Reynolds Metals Company                                                                      12,515,063
----------------------------------------------------------------------------------------------------------------------------------
                           Natural Gas - 1.1%
     286,900               Union Pacific Resources Group Inc.                                                            7,136,638
----------------------------------------------------------------------------------------------------------------------------------
                           Non-Defense Capital Spending - 2.0%
     189,300               Case Corporation                                                                             13,038,037
----------------------------------------------------------------------------------------------------------------------------------
                           Oil - 0.6%
      79,600               Ashland Inc.                                                                                  3,691,450
----------------------------------------------------------------------------------------------------------------------------------

                                             Nuveen Growth and Income Stock Fund
                                                     June 30, 1997 Annual Report

                                                                                                                              Market
         Shares  Description                                                                                                   Value
====================================================================================================================================
                 COMMON STOCKS--continued
                 Pharmaceuticals--7.2%
        198,250  American Home Products Corporation                                                                     $ 15,166,125
        155,400  Novartis AG Sponsored ADR                                                                                12,439,730
        447,000  Rhone--Poulenc SA Sponsor ADR                                                                            18,606,375
------------------------------------------------------------------------------------------------------------------------------------
                 Retail--3.5%
        153,350  Dillard's Inc.                                                                                            5,309,744
        422,900  Federated Department Stores, Inc.+                                                                       14,695,775
        138,600  Office Depot, Inc.+                                                                                       2,694,037
------------------------------------------------------------------------------------------------------------------------------------
                 Services/Miscellaneous--4.8%
        148,650  AMR Corporation+                                                                                         13,750,125
        112,100  Continental Airlines, Inc.+                                                                               3,916,494
         55,600  HFS, Inc.+                                                                                                3,224,800
        503,118  Peninsular and Oriental Steam Navigation Company                                                         10,048,071
------------------------------------------------------------------------------------------------------------------------------------
                 Software & Services--1.7%
        252,300  First Data Corporation                                                                                   11,085,431
------------------------------------------------------------------------------------------------------------------------------------
                 Telephone--7.9%
        448,600  MCI Communications Corporation                                                                           17,172,969
        348,900  NYNEX Corporation                                                                                        20,105,362
        264,200  Sprint Corporation                                                                                       13,903,525
------------------------------------------------------------------------------------------------------------------------------------
                 Toys--2.5%
        360,400  Hasbro, Inc.                                                                                             10,226,350
        177,400  Mattel, Inc.                                                                                              6,009,425
------------------------------------------------------------------------------------------------------------------------------------
                 Transportation--6.4%
        192,600  Burlington Northern Santa Fe                                                                             17,309,925
        354,200  Canadian Pacific, Ltd.                                                                                   10,072,562
        196,600  Union Pacific Corporation                                                                                13,860,300
------------------------------------------------------------------------------------------------------------------------------------
                 Total Common Stocks--(cost $497,518,397)                                                                577,232,904
------------------------------------------------------------------------------------------------------------------------------------
      Principal                                                                                                               Market
         Amount  Description                                                                                                   Value
------------------------------------------------------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS--10.4%
        300,000  AT&T Corporation, Commercial Paper, effective yield of 6.13%, 7/01/97                                       300,000
     15,900,000  AT&T Corporation, Commercial Paper, effective yield of 6.14%, 7/02/97                                    15,897,593
      9,500,000  Coca Cola Company, Commercial Paper, effective yield of 5.56%, 7/10/97                                    9,487,080
     12,000,000  General Electric Capital Corporation, Commercial Paper, effective yield of 5.57%, 7/21/97                11,963,200
     11,500,000  Shell Oil Company, Commercial Paper, effective yield of 6.13%, 7/01/97                                   11,500,000
      9,500,000  Toys "R" Us, Inc., Commercial Paper, effective yield of 5.57%, 7/25/97                                    9,465,166
      8,400,000  Warner Lambert Inc., Commercial Paper, effective yield of 5.58%, 7/29/97                                  8,364,067
------------------------------------------------------------------------------------------------------------------------------------
                 Total Short-Term Investments--(cost $66,977,106)                                                         66,977,106
                 -------------------------------------------------------------------------------------------------------------------
                 Total Investments--(cost $564,495,503)--99.7%                                                           644,210,010
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities--0.3%                                                                       1,939,908
                  ------------------------------------------------------------------------------------------------------------------
                 Net Assets--100%                                                                                       $646,149,918
                 ===================================================================================================================
                 +Non-income producing.

                                 See accompanying notes to financial statements.

Statement of Net Assets
June 30, 1997

--------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $564,495,503) (note 1)           $  644,210,010
Receivables:
  Dividends and interest                                                             973,998
  Investments sold                                                                 6,065,440
  Shares sold                                                                      2,360,873
Deferred organization costs (note 1)                                                 154,938
Other assets                                                                           3,010
--------------------------------------------------------------------------------------------
        Total assets                                                             653,768,269
--------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                        37,776
Payables:
  Investments purchased                                                            3,487,771
  Shares redeemed                                                                    361,400
Accrued expenses:
  Management fees (note 4)                                                           376,269
  12b-1 distribution and service fees (notes 1 and 4)                                132,519
  Other                                                                              137,230
Dividends payable                                                                  3,085,386
--------------------------------------------------------------------------------------------
        Total liabilities                                                          7,618,351
--------------------------------------------------------------------------------------------
Net assets (note 5)                                                           $  646,149,918
============================================================================================
Class A Shares (note 1)
Net assets                                                                    $  616,209,268
Shares outstanding                                                                25,665,342
Net asset value and redemption price per share                                $        24.01
Offering price per share (net asset value per share plus
  maximum sales charge of 5.25% of offering price)                            $        25.34
============================================================================================
Class B Shares (note 1)
Net assets                                                                    $   10,663,985
Shares outstanding                                                                   444,400
Net asset value, offering and redemption price per share                      $        24.00
============================================================================================
Class C Shares (note 1)
Net assets                                                                    $    3,629,784
Shares outstanding                                                                   151,360
Net asset value, offering and redemption price per share                      $        23.98
============================================================================================
Class R Shares (note 1)
Net assets                                                                    $   15,646,881
Shares outstanding                                                                   651,364
Net asset value, offering and redemption price per share                      $        24.02
============================================================================================


=======                          See accompanying notes to financial statements.
12

Statement of Operations                      Nuveen Growth and Income Stock Fund
For the period August 7, 1996                        June 30, 1997 Annual Report
(commencement of operations)
through June 30, 1997

--------------------------------------------------------------------------------------------
Investment Income (note 1)

Dividends                                                                       $  6,249,713
Interest                                                                           1,884,775
--------------------------------------------------------------------------------------------
Total investment income                                                            8,134,488
--------------------------------------------------------------------------------------------
Expenses

Management fees (note 4)                                                           2,485,395
12b-1 service fees--Class A (notes 1 and 4)                                          721,457
12b-1 distribution and service fees--Class B (notes 1 and 4)                          16,725
12b-1 distribution and service fees--Class C (notes 1 and 4)                           6,701
Shareholders' servicing agent fees and expenses                                      190,640
Custodian's fees and expenses                                                         65,411
Trustees' fees and expenses (note 4)                                                  22,246
Professional fees                                                                     15,547
Shareholders' reports--printing and mailing expenses                                 126,174
Federal and state registration fees                                                  171,408
Amortization of deferred organization costs (note 1)                                  31,800
Other expenses                                                                        12,021
--------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                        3,865,525
  Expense reimbursement (note 4)                                                    (283,295)
--------------------------------------------------------------------------------------------
Net expenses                                                                       3,582,230
--------------------------------------------------------------------------------------------
Net investment income                                                              4,552,258
--------------------------------------------------------------------------------------------
Realized and Unrealized Gain From Investments

Net realized gain from investment transactions (notes 1 and 3)                    23,971,540
Net change in unrealized appreciation or depreciation of investments              79,714,507
--------------------------------------------------------------------------------------------
Net gain from investments                                                        103,686,047
--------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      $108,238,305
============================================================================================

                            See accompanying notes to financial statements.
-----
13

Statement of Changes in Net Assets

For the period August 7, 1996 (commencement of operations) through June 30, 1997


-------------------------------------------------------------------------------
Operations
Net investment income                                             $   4,552,258
Net realized gain from investment transactions
  (notes 1 and 3)                                                    23,971,540
Net change in unrealized appreciation or depreciation
  of investments                                                     79,714,507
-------------------------------------------------------------------------------
Net increase in net assets from operations                          108,238,305
-------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Class A                                                           (4,326,777)
   Class B                                                              (33,641)
   Class C                                                              (11,701)
   Class R                                                             (131,681)
From accumulated net realized gains
   from investment transactions:
   Class A                                                                  (96)
   Class B                                                                  (96)
   Class C                                                                  (96)
   Class R                                                              (57,187)
-------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders            (4,561,275)
-------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                    560,742,869
Net proceeds from shares issued to shareholders due to
    reinvestment of distributions                                     1,085,746
-------------------------------------------------------------------------------
                                                                    561,828,615
-------------------------------------------------------------------------------
Cost of shares redeemed                                             (19,389,087)
-------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions             542,439,528
-------------------------------------------------------------------------------
Net increase in net assets                                          646,116,558
Net assets at beginning of period                                        33,360
-------------------------------------------------------------------------------
Net assets at end of period                                        $646,149,918
===============================================================================
Balance of undistributed net investment income at end of period    $     48,458
===============================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements                Nuveen Growth and Income Stock Fund
                                                     June 30, 1997 Annual Report

1. General Information and Significant Accounting Policies

The Nuveen Growth and Income Stock Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust"). The Trust (and each series within the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on May 6, 1996. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996. On August 7, 1996, The John Nuveen Company made an additional investment of approximately $5 million in the Fund for the purpose of establishing an initial investment portfolio. During the Fund's initial offering period of its shares to investors, November 6, 1996 through January 31, 1997, Class A Shares were only available for purchase on a privileged load-waived basis (without an up-front sales charge) by existing investors in the investment products sponsored and distributed by John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, and by Flagship Resources Inc., also a sponsor and distributor of investment products which was acquired by The John Nuveen Company on January 2, 1997.

The Fund invests primarily in a diversified portfolio of large- and mid-cap equities of domestic companies as a source of capital growth. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term fixed income investments in order to preserve capital or to enhance returns or as a temporary defensive measure.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended set-tlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 1997, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income is declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 12 months of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Deferred Organization Costs

The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption

   Notes to Financial Statements--continued  Nuveen Growth and Income Stock Fund
                                                     June 30, 1997 Annual Report



will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Derivative Financial Instruments

The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period August 7, 1996 (commencement of operations) through June 30, 1997.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares

Transactions in Fund shares for the period August 7, 1996 (commencement of operations) through June 30, 1997, were as follows:

                                        Shares*             Amount
------------------------------------------------------------------
Shares sold:
  Class A                            26,506,586      $ 534,047,616
  Class B                               451,781         10,154,679
  Class C                               156,621          3,451,741
  Class R                               655,095         13,088,833

Shares issued to shareholders due to reinvestment of distributions:

  Class A                                51,079          1,069,544
  Class B                                    38                787
  Class C                                    10                201
  Class R                                   726             15,214
------------------------------------------------------------------
                                     27,821,936        561,828,615
------------------------------------------------------------------
Shares redeemed:
  Class A                              (892,740)       (18,980,846)
  Class B                                (7,836)          (182,828)
  Class C                                (5,688)          (119,188)
  Class R                                (4,874)          (106,225)
------------------------------------------------------------------
                                       (911,138)       (19,389,087)
------------------------------------------------------------------
Net increase                         26,910,798      $ 542,439,528
------------------------------------------------------------------
*  Shares sold reflect a December 18, 1996, stock split of 1.113830, 1.112700,
   1.112700 and 1.113806 shares, respectively, for each share of Class A, B, C and R.

------
17

3. Securities Transactions

Purchases and sales (including maturities) of investments in common and preferred stocks, U.S. government obligations and temporary investments for the period August 7, 1996 (commencement of operations) through June 30, 1997, were as follows:

--------------------------------------------------------------------------------
Purchases
Common and preferred stocks                                        $ 826,230,295
U.S. government obligations                                          363,440,152
Temporary investments                                                639,403,539

Sales
Common and preferred stocks                                          352,703,159
U.S. government obligations                                          363,727,816
Temporary investments                                                573,678,964
--------------------------------------------------------------------------------


At June 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

Net unrealized appreciation for financial reporting and federal income tax purposes aggregated $79,714,507, of which $81,191,305 related to appreciated securities and $1,476,798 related to depreciated securities.

4. Management Fee and Other Transactions with Affiliates Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

Average daily net asset value                                     Management fee
--------------------------------------------------------------------------------
For the first $125 million                                           .8500 of 1%
For the next $125 million                                            .8375 of 1
For the next $250 million                                            .8250 of 1
For the next $500 million                                            .8125 of 1
For the next $1 billion                                              .8000 of 1
For net assets over $2 billion                                       .7750 of 1
--------------------------------------------------------------------------------
The Adviser has agreed to waive fees and reimburse expenses through July 31, 1998, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .95% of the average daily net asset value of any class of Fund shares.

                                             Nuveen Growth and Income Stock Fund
                                                     June 30, 1997 Annual Report


The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

In conjunction with the load-waived introductory program, the Distributor compensated authorized dealers directly with a 2% commission on Fund share sales in addition to a selling fee payable to dealer managers ranging from .75% to .80%. Shares purchased during this program are subject to a 2% CDSC if redeemed within the first two years of purchase.

During the period August 7, 1996 (commencement of operations) through June
30, 1997, the Distributor collected gross sales charges on Class A Shares of approximately $679,000, of which approximately $678,800 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the period August 7, 1996 (commencement of operations) through June
30, 1997, the Distributor compensated authorized dealers directly with approximately $406,200 in commission advances on Class B and Class C Shares. To compensate for commissions advanced to authorized dealers, all 12b-1 distribution and service fees collected on Class B and Class C Shares were retained by the Distributor. The Distributor also collected and retained approximately $206,200 of CDSC on share redemptions during the period.

5. Composition of Net Assets

At June 30, 1997, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Capital paid-in                                                     $542,456,577
Balance of undistributed net investment income                            48,458
Accumulated net realized gain from investment transactions            23,930,376
Net unrealized appreciation of investments                            79,714,507
--------------------------------------------------------------------------------
Net assets                                                          $646,149,918
================================================================================

Financial Highlights

Selected data for a common share outstanding August 7, 1996 (commencement of operations) through June 30, 1997, is as follows:

Class (Inception date)                  Operating performance              Less distributions
                                        ---------------------              ------------------
NUVEEN GROWTH AND INCOME STOCK FUND

                                                              Net
                             Net                     realized and                                         Net      Total
                           asset                       unrealized      Dividends                        asset     return
                           value            Net       gain (loss)       from net     Distributions      value     on net
Year ending            beginning       investment            from     investment      from capital     end of      asset
June 30,               of period        income(b)     investments         income             gains     period   value(a)
------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
        1997(d)**         $20.00             $.30           $4.14          $(.20)            $(.23)    $24.01      36.30%

Class B (8/96)
        1997(d)**          20.00              .21            4.10           (.08)             (.23)     24.00      35.37

Class C (8/96)
        1997(d)**          20.00              .21            4.08           (.08)             (.23)     23.98      35.26

Class R (8/96)
        1997(d)**          20.00              .30            4.20           (.25)             (.23)     24.02      36.65
------------------------------------------------------------------------------------------------------------------------

        *  Annualized.

        ** All per share amounts reflect a December 18, 1996, stock split of 1.113830, 1.112700, 1.112700 and 1.113806 shares, respectively, for each share of Class A, B, C and R.

        (a) Total return is calculated on net asset value without any sales charge.

        (b) After waiver of certain management fees or reimbursement of expenses by Nuveen Institutional Advisory Corp.

        (c) Average commission rate paid on equity portfolio transactions. Commissions paid are included in the cost of the securities.

        (d) From commencement of class operations as noted.


                                                                          Nuveen Growth and Income Stock Fund
                                                                                  June 30, 1997 Annual Report
                           Ratios/Supplemental data
--------------------------------------------------------------------------------------------------------------
                                         Ratio                           Ratio
                                        of net                          of net
                     Ratio of       investment        Ratio of      investment
                     expenses        income to        expenses       income to
                   to average          average      to average         average
                   net assets       net assets      net assets      net assets
    Net assets         before           before           after           after       Portfolio         Average
 end of period      reimbuse-       reimburse-      reimburse-      reimburse-        turnover      commission
(in thousands)           ment             ment         ment(b)         ment(b)            rate    rate paid(c)
--------------------------------------------------------------------------------------------------------------
      $616,209           1.28%*           1.45%*          1.20%*          1.53%*           110%         $.0322

        10,664           2.03*             .95*           1.95*           1.03*            110           .0322

         3,630           2.03*             .96*           1.95*           1.04*            110           .0322

        15,647           1.47*            1.04*            .95*           1.56*            110           .0322
--------------------------------------------------------------------------------------------------------------

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Investment Trust:

We have audited the accompanying statement of net assets of Nuveen
Investment Trust (comprising the Nuveen Growth and Income Stock Fund), including the portfolio of investments, as of June 30, 1997, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the fund constituting Nuveen Investment Trust as of June 30, 1997, the results of its operations, the changes in its net assets and its financial highlights for the period then ended in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
August 18, 1997

                            Shareholder Information


Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth and Income Funds

Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds

Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds

Alabama         Michigan
Arizona         Missouri
California      New Jersey
Colorado        New Mexico
Connecticut     New York
Florida         North Carolina
Georgia         Ohio
Kansas          Pennsylvania
Kentucky        South Carolina
Louisiana       Tennessee
Maryland        Virginia
Massachusetts   Wisconsin


To purchase additional shares of your Nuveen Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

Fund Information


Board of Trustees

James E. Bacon
Anthony T. Dean
William T. Kissick
Thomas E. Leafstrand
Robert H. Lyon
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager

Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Fund Subadvisor

Institutional Capital Corporation
225 W. Wacker Drive
Chicago, IL 60606

Custodian

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

Transfer Agent,
Shareholder Services and
Dividend Disbursing Agent

Shareholder Services, Inc.
Nuveen Investor Services
P.O. Box 5330
Denver, Colorado 80217-5330

(800) 621-7227

Legal Counsel

Chapman and Cutler
Chicago, Illinois

Independent Public
Accountants
Arthur Andersen LLP
Chicago, Illinois

Serving Investors
for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Il 60606-1286

(800)621-7227
www.nuveen.com

NUVEEN
Growth and Income
Mutual Funds


June 30, 1997

Annual Report

A balance of stocks and bonds that seeks to share in the growth potential of stocks, while providing a measure of downside protection.


[PHOTO APPEARS HERE]


Balanced
Stock and
Bond Fund

Contents


 1  Dear Shareholder

 3  Answering Your Questions

 6  Balanced Stock and Bond Fund Overview

 8  Portfolio of Investments

11  Statement of Net Assets

12  Statement of Operations

13  Statement of Changes in Net Assets

14  Notes to Financial Statements

19  Financial Highlights

22  Report of Independent Public Accountants

23  Shareholder Information

24  Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwerfeger

Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

It is a great pleasure to share with you the Nuveen Balanced Stock and Bond Fund's outstanding performance record for its first fiscal year of operations, a period covering the eleven months from August 7, 1996 through June 30, 1997. Since the fund's inception last August, Class A shareholders have enjoyed a return on net asset value of 22.04%, compared with the 20.62% average for the 30 largest balanced funds included in the Lipper Balanced Fund Index for the same period. The fund's performance ranked in the top quartile of the 320 balanced stock and bond funds tracked by Lipper. With consistent growth to nearly $70 million in assets, this fund clearly has attracted investor enthusiasm.

Balancing Stability and Growth

The large price fluctuations experienced in today's equity markets can be discomforting to investors who rely upon their investments as a principal source of their financial security. An important objective of the fund is to allow investors to participate in the growth potential of equity investments, while enjoying the relative price stability of U.S. Treasury securities.

The fund has been able to produce attractive returns for investors by purchasing stocks of large, well-established companies whose current earnings and near term growth potential seem undervalued by the market. The fund also provides a measure of stability to your portfolio by balancing the equity portion of the fund's portfolio with bonds with laddered maturity schedules, offering regular income and greater relative price stability.

Since the fund's inception last August, Class A shareholders have enjoyed a return on net asset value of 22.04%, compared with the 20.62% average for the 30 largest balanced funds included in the Lipper Balanced Fund Index for the same period.



A Disciplined Investment Process
Stock and bond selection is based upon a value-oriented philosophy. Our fund's sub-adviser, Institutional Capital Corporation (ICAP), analyzes economic conditions, monetary and interest rate forecasts, and corporate earnings estimates before assigning asset allocation targets. They also use proprietary quantitative models comparing the expected returns of stocks and bonds.

A Fund Designed for Security Conscious Investors
Wealth, like success, takes many forms. But both wealth and success convey a sense of arrival--and the special satisfaction that comes with accomplishment. We are dedicated to helping investors enjoy their accomplishments and sustain the lifestyles they have built for themselves. Even after nearly 100 years of offering investments to the public, we continue to strive to better appreciate the distinct needs of investors who rely on their investment portfolios as their principal source of income and financial security. We recognize that Nuveen investors seek a balance between preservation of what they have achieved, income to meet their current needs and growth to maintain their lifestyle in the future.

Nuveen's Balanced Stock and Bond Fund is one of an expanded array of Nuveen equity and fixed-income investment products designed to meet these important objectives.

I'm delighted that the fund has performed so well. On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. We will continue to strive to provide you with high-quality investments that withstand the test of time, and we look forward to reporting to you again in six months.


Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
August 15, 1997

Answering Your Questions


Jerrold Senser, CFA and Executive Vice President of Institutional Capital Corporation, offers insights into factors that affected fund performance over the past year.

What are the basic investment objectives of the fund?
The Nuveen Balanced Municipal and Stock Fund seeks to provide investors with an attractive after-tax total return from a diversified portfolio of equity securities, taxable fixed-income securities and cash equivalents by emphasizing long-term capital appreciation in favorable markets and preservation of capital in difficult markets.

What is your process for meeting this objective?
The fund follows a balanced portfolio approach, using equities to provide price appreciation while the fixed-income portion of the portfolio serves as the conservative "anchor" helping to moderate price fluctuations.

We employ a value-oriented team approach to asset allocation and security selection. The team, which consists of 12 portfolio managers and analysts, determines the appropriate asset allocation target based on current economic conditions, monetary and interest rate forecasts, and corporate profit estimates. We also apply several proprietary quantitative models that compare expected returns of stocks and bonds.

Once the asset allocation target is determined, our portfolio management team pools their equity sector expertise to identify stocks with strong relative value -- that is, stocks that appear to be priced at less than their true value -- with clear catalysts for price appreciation. A catalyst is a company or industry event that could trigger a rise in the stock's price, such as a corporate restructuring or a favorable market climate for a particular industry.

We believe the fund is well positioned to provide the upside potential of equities, while providing relative price stability of U.S. Treasury securities.

We start with a large universe of approximately 450 large- and mid-size company stocks and use proprietary valuation models to identify roughly 80 stocks believed to have the best relative value and earnings stability. We then apply a qualitative catalyst identification process to select the 40-45 most attractively valued stocks from this group. The team applies the same disciplined, thorough consideration to its sell decisions. Stocks are sold if they have reached their value targets, if the reason for purchase is no longer valid, or if they become less attractive relative to other candidates.

For the fixed-income portion of the portfolio, we perform a rigorous analysis of economic and market factors to determine how heavily we should invest in the bond market. We then select a mix of U.S. Treasury maturities that should provide the level of income and price stability we seek.

What principal economic and market factors affected the fund's performance?
Since the inception of the fund, the stock market has enjoyed tremendous gains as a result of a number of factors, including an economy growing at a moderate pace, few signs of inflationary pressures, strong corporate earnings, and a record amount of merger and acquisition activity. These factors boosted investor confidence and helped propel the U.S. equity market to substantial gains.

Over the same period of time, bond yields were essentially unchanged. The good performance of the fund primarily reflected superior stock selection.

How did the fund perform in this market environment?
As Tim stated in his letter to shareholders, the fund performed exceptionally well since its inception last August, rewarding investors with a total return on net asset value for the year of 22.04%, including price changes and reinvested dividends. Additionally, the fund outpaced the average of the 320 peer funds in Lipper Analytical Services' Balanced fund category for the same period.

What key strategies will you employ
in the coming months?
Currently, we believe the economy will show growth exceeding the Federal Reserve's target increase of about 2-2 1/2% in the second half of the year. As a result, the Fed may tighten monetary policy at some point in the second half of 1997. This could create some volatility in the markets as investors adjust to the change in policy. The fund currently is in a position to increase its equity exposure should opportunities arise. Given this environment, we will continue to monitor the market for investment opportunities, allowing us to add yield without increasing risk.

Most of the stocks that we find that meet our investment criteria fall in the category of corporate restructurings. Our view is that restructurings are particularly appropriate for today's market.

Even though most consumer product and service markets are very competitive from a pricing standpoint, in some instances, companies have the ability to raise prices. Thus, companies that have some degree of pricing flexibility should be relatively advantaged. Such flexibility could come from a particular product, or industry supply and demand conditions. As we have increasingly focused on this potential, several areas of opportunity have emerged, reflecting our holdings in Host Marriott, ITT Corp. and AMR Corp. In each case, we have looked for companies that are benefiting from enhanced pricing power, and have managements who are working hard to exploit that value for shareholders.

We believe the fund is well positioned to provide a certain amount of upside potential from equities, while providing relative price stability of the fund's holdings of U.S. Treasury securities.


                                                                           -----

Balanced Stock and Bond
Fund Overview
June 30, 1997


Top Ten Stock Holdings

Philips Electronics NV               5.1%
-----------------------------------------
NYNEX Corporation                    3.7%
-----------------------------------------
Raytheon Corporation                 3.6%
-----------------------------------------
Ford Motor Company                   3.6%
-----------------------------------------
Allstate Corporation                 3.3%
-----------------------------------------
Rhone-Poulenc SA                     3.3%
-----------------------------------------
Boeing Company                       3.3%
-----------------------------------------
General Motors Corporation           3.2%
-----------------------------------------
Burlington Northern Santa Fe         3.1%
-----------------------------------------
Northrop Grumman Corporation         3.1%
=========================================

Stock Diversification

[PIE CHART APPEARS HERE]

Automotive                             7%
Banks                                  5%
Chemicals                              5%
Computer Systems                       5%
Defense                               10%
Other                                 10%
Electronics                            7%
Entertainment                          4%
Health Care                            4%
Insurance                              3%
Media                                  4%
Retail                                 4%
Pharmaceuticals                        8%
Services/Misc.                         5%
Telephone                              9%
Toys                                   3%
Transportation                         7%

Fund Highlights
================================================================================
Share Class                             A           B            C             R
CUSIP                           67064Y107   67064Y206    67064Y305     67064Y404
--------------------------------------------------------------------------------
Inception Date                       8/96        8/96         8/96          8/96
Net Asset Value (NAV)              $23.84      $23.84       $23.84        $23.84
Last Quarterly Dividend            0.1244      0.0814       0.0814        0.1388
Total Net Assets ($000)                                                  $64,364
Fixed Income Average Duration                                         4.42 years
Average Market Capitalization of Stock                               $25 billion
Average P/E (trailing 12 months) of Stock                                   18.5
Number of Stocks                                                              46
Expected Turnover Rate                                                  75%-100%
Expense Ratio (A Shares) (After Reimbursement)                             1.10%

Portfolio Allocation               Stock    U.S. Treasury Notes             Cash
                                      44%                   48%               8%
--------------------------------------------------------------------------------
Total Return/1/
================================================================================
Share Class              A(NAV)  A(Offer)           B            C             R
Year-to-Date             10.91%     5.09%      10.55%       10.55%        11.05%
Since Inception          22.04%    15.63%      21.26%       21.26%        22.31%

Dividend Yields
================================================================================
Share Class              A(NAV)  A(Offer)           B            C             R
Distribution Rate         2.09%     1.98%       1.37%        1.37%         2.33%
SEC 30-Day Yield          3.10%     2.94%       2.31%        2.35%         3.36%

                                                                           -----

                                             Nuveen Balanced Stock and Bond Fund
                                                     June 30, 1997 Annual Report

/1/ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.25% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years, which is not reflected in the return figures. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the return figures.

/2/ The Index Comparison shows the change in value of a $10,000 investment in the A shares of the Nuveen fund compared with the Standard & Poor's 500 Index, a Balanced Index and Lehman Brothers Intermediate Treasury Index. The Balanced Index is comprised of a 60% weighting in the S&P 500 Index and 40% in the Lehman Brothers Intermediate Treasury Index. The indexes do not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.25%) and all ongoing fund expenses.

 Index Comparison/2/

[Line Graph Appears Here]

   Lehman Brothers
     10-Year                          Balanced Index                         Nuveen Balanced Stock
   Treasury Index      S&P 500      (60% S&P/40% LBIT)     Lipper Index      and Bond Fund (Offer)
       10000           10000             10000               10000                    9475            8/96
       10013            9834              9906                9903                    9394            9/96
       10141           10344             10265               10269                    9681           10/96
       10307           10630             10502               10487                   10019           11/96
       10431           11434             11029               10976                   10561           12/96
       10375           11214             10878               10839                   10427            1/97
       10413           11915             11302               11169                   10778            2/97
       10429           12008             11362               11212                   10827            3/97
       10367           11514             11055               10885                   10651            4/97
       10483           12202             11500               11213                   10945            5/97
       10565           12945             11956               11672                   11254            6/97
       10655           13556             12336               12043                   11564            7/97

   S&P 500                                        $13,556
   Nuveen Balanced Stock and Bond Fund (Offer)    $11,564 (NAV = $12,204)
   Balanced Index (60% S&P/40% LBIT)              $12,336
   Lipper Index                                   $12,043
   Lehman Brothers 10-Year Treasury Index         $10,655

Past performance is not predictive of future performance.


------
7

                        Financial Section



                            Contents

                        10  Portfolio of Investments

                        13  Statement of Net Assets

                        14  Statement of Operations

                        15  Statement of Changes
                            in Net Assets

                        16  Notes to Financial Statements

                        21  Financial Highlights

                        24  Report of Independent
                            Public Accountants



                        ------
                        9


                           Portfolio of Investments
                           Nuveen Balanced Stock and Bond Fund

                                                                                                         Market
     Shares                Description                                                                    Value
---------------------------------------------------------------------------------------------------------------
                           Common Stocks -- 43.6%
                           Automotive -- 3.0%
     26,550                Ford Motor Company                                                       $ 1,002,262
     16,250                General Motors Corporation                                                   904,922
---------------------------------------------------------------------------------------------------------------
                           Banks -- 2.2%
     16,750                Banc One Corporation                                                         811,328
      2,325                Wells Fargo & Company                                                        626,588
---------------------------------------------------------------------------------------------------------------
                           Chemicals -- 2.4%
     10,800                Akzo Nobel N.V. Sponsored ADR                                                746,550
     12,300                E.I. du Pont de Nemours and Company Ltd.                                     773,362
---------------------------------------------------------------------------------------------------------------
                           Computer Systems -- 2.2%
      9,200                International Business Machines Corporation                                  829,725
     16,000                Sun Microsystems, Inc. +                                                     595,500
---------------------------------------------------------------------------------------------------------------
                           Defense -- 4.3%
     17,200                Boeing Company                                                               912,675
      9,800                Northrop Grumman Corporation                                                 860,563
     19,950                Raytheon Company                                                           1,017,450
---------------------------------------------------------------------------------------------------------------
                           Electronics -- 2.9%
      2,800                Advanced Micro Devices, Inc. +                                               100,800
     19,750                Philips Electronics N.V.                                                   1,419,531
      4,450                SGS--Thomson Microelectronics N.V. +                                         356,000
---------------------------------------------------------------------------------------------------------------
                           Entertainment -- 1.7%
     23,100                Host Marriott Corp. +                                                        411,469
      9,700                ITT Corporation +                                                            592,306
---------------------------------------------------------------------------------------------------------------
                           Food, Tobacco, Beverage -- 0.9%
     15,300                Grand Metropolitan PLC Sponsored ADR                                         599,569
---------------------------------------------------------------------------------------------------------------
                           Health Care -- 1.6%
      6,650                Aetna Inc.                                                                   680,794
     12,100                Tenet Healthcare Corporation +                                               357,706
---------------------------------------------------------------------------------------------------------------
                           Insurance -- 1.4%
     12,750                Allstate Corporation                                                         930,750
---------------------------------------------------------------------------------------------------------------
                           Media -- 1.7%
     22,300                Dun & Bradstreet Corporation                                                 585,375
      2,700                Tribune Company                                                              129,769
     19,500                U.S. West Media Group +                                                      394,875
---------------------------------------------------------------------------------------------------------------
                           Metals -- 1.0%
      9,050                Reynolds Metals Company                                                      644,813
---------------------------------------------------------------------------------------------------------------
                           Natural Gas -- 0.5%
     14,100                Union Pacific Resources Group Inc.                                           350,738
---------------------------------------------------------------------------------------------------------------
                           Non-Defense Capital Spending -- 1.1%
      9,800                Case Corporation                                                             674,975
---------------------------------------------------------------------------------------------------------------
                           Oil -- 0.3%
      3,400                Ashland Inc.                                                                 157,675
---------------------------------------------------------------------------------------------------------------

                           ------

                                            Nuveen Balanced Stock and Bond Fund
                                                    June 30, 1997 Annual Report


                                                                         Market
      Shares   Description                                                Value
-------------------------------------------------------------------------------
               Common Stocks -- continued
               Pharmaceuticals -- 3.5%
       10,300  American Home Products Corporation                   $   787,950
        7,289  Novartis AG Sponsored ADR                                583,480
       22,300  Rhone-Poulenc SA Sponsored ADR                           928,238
-------------------------------------------------------------------------------
               Retail -- 1.5%
        7,900  Dillard's Inc.                                           273,537
       19,000  Federated Department Stores, Inc. +                      660,250
        2,400  Office Depot, Inc. +                                      46,650
-------------------------------------------------------------------------------
               Services/Miscellaneous -- 2.3%
        7,600  AMR Corporation +                                        703,000
        5,400  Continental Airlines, Inc. +                             188,662
        1,600  HFS, Inc. +                                               92,800
       24,880  Peninsular and Oriental Steam Navigation Company         496,893
-------------------------------------------------------------------------------
               Software & Services -- 0.9%
       12,950  First Data Corporation                                   568,991
-------------------------------------------------------------------------------
               Telephone -- 4.1%
       22,300  MCI Communications Corporation                           853,672
       18,000  NYNEX Corporation                                      1,037,250
       13,600  Sprint Corporation                                       715,700
-------------------------------------------------------------------------------
               Toys -- 1.2%
       17,500  Hasbro, Inc.                                             496,562
        8,300  Mattel, Inc.                                             281,163
-------------------------------------------------------------------------------
               Transportation -- 2.9%
        9,800  Burlington Northern Santa Fe                             880,775
       10,200  Canadian Pacific, Ltd.                                   290,062
       10,150  Union Pacific Corporation                                715,575
-------------------------------------------------------------------------------
               Total Common Stocks -- (cost $25,212,666)             28,069,280
-------------------------------------------------------------------------------
    Principal                                                            Market
       Amount  Description                                                Value
-------------------------------------------------------------------------------
               U.S. TREASURY NOTES -- 48.7%
    3,960,000  7.125%, 10/15/98                                       4,018,164
    1,935,000  6.375%, 7/15/99                                        1,945,884
    2,490,000  8.500%, 2/15/00                                        2,626,173
    3,510,000  7.500%, 5/15/02                                        3,672,338
    5,840,000  5.750%, 8/15/03                                        5,639,250
    2,890,000  7.875%, 11/15/04                                       3,117,588
    2,990,000  6.500%, 5/15/05                                        2,985,330
    7,125,000  7.000%, 7/15/06                                        7,329,843
-------------------------------------------------------------------------------
               Total U.S. Treasury Notes -- (cost $31,136,574)       31,334,570
               ----------------------------------------------------------------

               9

                Portfolio of Investments


     Principal                                                           Market
        Amount  Description                                               Value
-------------------------------------------------------------------------------
                COMMERCIAL PAPER -- 7.6%
       300,000  AT&T Corporation, Commercial Paper,
                  effective yield of 6.13%, 7/01/97                 $   300,000
     1,600,000  AT&T Corporation, Commercial Paper,
                  effective yield of 6.14%, 7/02/97                   1,599,758
     1,800,000  Coca Cola Company, Commercial Paper,
                  effective yield of 5.56%, 7/10/97                   1,797,552
     1,200,000  Shell Oil Company, Commercial Paper,
                  effective yield of 6.13%, 7/01/97                   1,200,000
-------------------------------------------------------------------------------
                Total Commercial Paper -- (cost $4,897,310)           4,897,310
-------------------------------------------------------------------------------
                Total Investments -- (cost $61,246,550) -- 99.9%     64,301,160
                ---------------------------------------------------------------
                Other Assets Less Liabilities -- 0.1%                    63,300
                ---------------------------------------------------------------
                Net Assets-- 100%                                   $64,364,460
                ===============================================================
                +  Non-income producing.


10                              See accompanying notes to financial statements.

Statement of Net Assets                     Nuveen Balanced Stock and Bond Fund
June 30, 1997                                       June 30, 1997 Annual Report


-------------------------------------------------------------------------------
Assets
Investment securities, at market value
  (cost $61,246,550) (note 1)                                      $ 64,301,160
Cash                                                                    190,097
Receivables:
  Dividends and Interest                                                674,497
  Shares sold                                                           163,662
  Investments sold                                                    1,937,248
Deferred organization costs (note 1)                                    149,855
Other assets                                                              1,977
-------------------------------------------------------------------------------
    Total assets                                                     67,418,496
-------------------------------------------------------------------------------
Liabilities
Payable for investments purchased                                     2,660,029
Accrued expenses:
  Management fees (note 4)                                               21,071
  12b-1 distribution and service fees (notes 1 and 4)                    12,495
  Other                                                                  23,760
Dividends payable                                                       336,681
-------------------------------------------------------------------------------
    Total liabilities                                                 3,054,036
-------------------------------------------------------------------------------
Net assets (note 5)                                                $ 64,364,460
===============================================================================
Class A Shares (note 1)
Net assets                                                         $ 56,686,069
Shares outstanding                                                    2,378,045
Net asset value and redemption price per share                     $      23.84
Offering price per share (net asset value per share plus
  maximum sales charge of 5.25% of offering price)                 $      25.16
===============================================================================
Class B Shares (note 1)
Net assets                                                         $    646,340
Shares outstanding                                                       27,111
Net asset value, offering and redemption price per share           $      23.84
===============================================================================
Class C Shares (note 1)
Net assets                                                         $    979,806
Shares outstanding                                                       41,095
Net asset value, offering and redemption price per share           $      23.84
===============================================================================
Class R Shares (note 1)
Net assets                                                         $  6,052,245
Shares outstanding                                                      253,833
Net asset value, offering and redemption price per share           $      23.84
===============================================================================


11                              See accompanying notes to financial statements.

Statement of Operations

For the period August 7, 1996 (commencement of operations) through June 30, 1997

-------------------------------------------------------------------------------

Investment Income (note 1)

Dividends                                                          $    130,015
Interest                                                                474,095
-------------------------------------------------------------------------------
Total investment income                                                 604,110
-------------------------------------------------------------------------------

Expenses

Management fees (note 4)                                                105,195
12b-1 service fees -- Class A (notes 1 and 4)                            22,683
12b-1 distribution and service fees -- Class B (notes 1 and 4)              292
12b-1 distribution and service fees -- Class C (notes 1 and 4)              772
Shareholders' servicing agent fees and expenses                           8,261
Custodian's fees and expenses                                            39,411
Trustees' fees and expenses (note 4)                                      2,457
Professional fees                                                        15,561
Shareholders' reports -- printing and mailing expenses                    9,865
Federal and state registration fees                                      31,671
Amortization of deferred organization costs (note 1)                     31,857
Other expenses                                                              606
-------------------------------------------------------------------------------
Total expenses before expense reimbursement                             268,631
  Expense reimbursement (note 4)                                       (125,664)
-------------------------------------------------------------------------------
Net expenses                                                            142,967
-------------------------------------------------------------------------------
Net investment income                                                   461,143
-------------------------------------------------------------------------------

Realized and Unrealized Gain From Investments

Net realized gain from investment transactions (notes 1 and 3)          529,537
Net change in unrealized appreciation or depreciation
  of investments                                                      3,054,610
-------------------------------------------------------------------------------
Net gain from investments                                             3,584,147
-------------------------------------------------------------------------------
Net increase in net assets from operations                         $  4,045,290
===============================================================================


12                              See accompanying notes to financial statements.

Statement of Changes in Net Assets           Nuveen Balanced Stock and Bond Fund
                                                     June 30, 1997 Annual Report
For the period August 7, 1996 (commencement of operations) through June 30, 1997


---------------------------------------------------------------------------------
Operations
Net investment income                                                 $   461,143
Net realized gain from investment transactions (notes 1 and 3)            529,537
Net change in unrealized appreciation or depreciation of investments    3,054,610
---------------------------------------------------------------------------------
Net increase in net assets from operations                              4,045,290
---------------------------------------------------------------------------------

Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                (320,023)
  Class B                                                                  (2,239)
  Class C                                                                  (3,396)
  Class R                                                                (116,780)
From accumulated net realized gains from investment transactions:
  Class A                                                                     (43)
  Class B                                                                     (43)
  Class C                                                                     (43)
  Class R                                                                 (25,820)
---------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                (468,387)
---------------------------------------------------------------------------------

Fund Share Transactions (note 2)
Net proceeds from sale of shares                                       62,071,093
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                            15,990
---------------------------------------------------------------------------------
                                                                       62,087,083
---------------------------------------------------------------------------------
Cost of shares redeemed                                                (1,332,886)
---------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                60,754,197
---------------------------------------------------------------------------------
Net increase in net assets                                             64,331,100
Net assets at beginning of period                                          33,360
---------------------------------------------------------------------------------
Net assets at end of period                                           $64,364,460
=================================================================================
Balance of undistributed net investment income at end of period       $    18,705
=================================================================================

                          See accompanying notes to financial statements.

Notes to Financial Statements


1.  General Information and Significant Accounting Policies

The Nuveen Balanced Stock and Bond Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust"). The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on May 6, 1996. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996. On August 7, 1996, The John Nuveen Company made an additional investment of approximately $5 million in the Fund for the purpose of establishing an initial investment portfolio. During the Fund's initial offering period of its shares to investors, March 3, 1997, through May 31, 1997, Class A Shares were available for purchase on a privileged load-waived basis (without an up-front sales charge).

The Fund invests in a conservative mix of equities, taxable bonds and cash equivalents for capital growth, capital preservation and current income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. At June 30, 1997, the Fund had no such outstanding purchase commitments.

------
14

                                             Nuveen Balanced Stock and Bond Fund
                                                     June 30, 1997 Annual Report


Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income is declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class
B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 12 months of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Deferred Organization Costs

The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Derivative Financial Instruments

The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in

------
15
such financial instruments, and may do so in the future, it did not make any such investments during the period August 7, 1996 (commencement of operations) through June 30, 1997.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares

Transactions in Fund shares for the period August 7, 1996 (commencement of operation) through June 30, 1997, were as follows:

                                                       Shares            Amount
-------------------------------------------------------------------------------
Shares sold:
  Class A                                           2,433,860       $55,396,538
  Class B                                              26,837           638,169
  Class C                                              40,678           949,886
  Class R                                             253,630         5,086,500

Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                 723            15,981
  Class B                                                  --                --
  Class C                                                  --                --
  Class R                                                  --                 9
-------------------------------------------------------------------------------
                                                    2,755,728        62,087,083
-------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (56,955)       (1,324,519)
  Class B                                                (143)           (3,405)
  Class C                                                  --               (11)
  Class R                                                (214)           (4,951)
-------------------------------------------------------------------------------
                                                      (57,312)       (1,332,886)
-------------------------------------------------------------------------------
Net increase                                        2,698,416       $60,754,197
===============================================================================


----
16

                                             Nuveen Balanced Stock and Bond Fund
                                                     June 30, 1997 Annual Report

3. Securities Transactions

Purchases and sales (including maturities) of investments in common stocks, U.S. government obligations and temporary investments for the period August 7, 1996 (commencement of operations) through June 30, 1997, were as follows:


------------------------------------------------------------------------------
Purchases
Common stocks                                                      $ 30,938,074
U.S. government obligations                                          37,464,635
Temporary investments                                                89,723,786
Sales
Common stocks                                                         6,252,766
U.S. government obligations                                           6,341,781
Temporary investments                                                84,885,896
===============================================================================

At June 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

Net unrealized appreciation for financial reporting and federal income tax purposes aggregated $3,054,610 of which $3,135,089 related to appreciated securities and $80,479 related to depreciated securities.

4. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

Average daily net asset value                                     Management fee
--------------------------------------------------------------------------------
For the first $125 million                                           .7500 of 1%
For the next $125 million                                            .7375 of 1
For the next $250 million                                            .7250 of 1
For the next $500 million                                            .7125 of 1
For the next $1 billion                                              .7000 of 1
For net assets over $2 billion                                       .6750 of 1
--------------------------------------------------------------------------------

The Adviser has agreed to waive fees and reimburse expenses through July 31, 1998, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .85% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company owns a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the manage-

----
17
ment fee paid to the Adviser. The Fund pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

In conjunction with the load-waived introductory program, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of the John Nuveen Company, compensated authorized dealers directly with a 2% commission on Fund share sales. Shares purchased during this program are subject to a 2% CDSC if redeemed within the first two years of purchase.

During the period August 7, 1996 (commencement of operations) through June 30, 1997, the Distributor collected gross sales charges on Class A Shares of approximately $26,900, of which approximately $25,600 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the period August 7, 1996 (commencement of operations) through June 30, 1997, the Distributor compensated authorized dealers directly with approximately $25,000 in commission advances on Class B and Class C Shares. To compensate for commissions advanced to authorized dealers, all 12b-1 distribution and service fees collected on Class B and Class C Shares were retained by the Distributor. The Distributor also collected and retained approximately $2,000 of CDSC on share redemptions during the period.

5. Composition of Net Assets
At June 30, 1997, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Capital paid-in                                                     $ 60,787,557
Balance of undistributed net investment income                            18,705
Accumulated net realized gain from investment transactions               503,588
Net unrealized appreciation of investments                             3,054,610
--------------------------------------------------------------------------------
     Net assets                                                     $ 64,364,460
================================================================================

                             Financial Highlights








                             ----

Financial Highlights

Selected data for a common share outstanding August 7, 1996 (commencement of operations) through June 30, 1997, is as follows:


Class (Inception date)                   Operating performance            Less distributions
                                      ---------------------------     ---------------------------

NUVEEN BALANCED STOCK AND BOND FUND***
                                                              Net
                              Net                    realized and                                       Net        Total
                            asset                      unrealized      Dividends                      asset       return
                            value            Net      gain (loss)       from net    Distributions     value       on net
Year ending             beginning     investment             from     investment     from capital    end of        asset
June 30,                of period      income(b)      investments         income            gains    period     value(a)
------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
  1997 (d)                 $20.00           $.70            $3.66         $(.42)           $(.10)    $23.84        22.04%
Class B (8/96)
  1997 (d)                  20.00            .46             3.75          (.27)            (.10)     23.84        21.26
Class C (8/96)
  1997 (d)                  20.00            .53             3.68          (.27)            (.10)     23.84        21.26
Class R (8/96)
  1997 (d)                  20.00            .61             3.80          (.47)            (.10)     23.84        22.31
------------------------------------------------------------------------------------------------------------------------

      *   Annualized.

      (a) Total returns are calculated on net asset value without any sales charge.

      (b) After waiver of certain management fees or reimbursement of expenses by Nuveen Institutional Advisory Corp.

      (c) Average commission rate paid on equity portfolio transactions. Commissions paid are included in the cost of the securities.

      (d) From commencement of class operations as noted.

                                             Nuveen Balanced Stock and Bond Fund
                                                     June 30, 1997 Annual Report


                                                        Ratios/Supplemental data
------------------------------------------------------------------------------------------------------------------------------------
                                                     Ratio                                    Ratio
                                                    of net                                   of net
                          Ratio of              investment                Ratio of       investment
                          expenses               income to                expenses        income to
                        to average                 average              to average          average
                        net assets              net assets              net assets       net assets
    Net assets              before                  before                   after            after    Portfolio             Average
 end of period          reimburse-              reimburse-              reimburse-       reimburse-     turnover          commission
(in thousands)                ment                    ment                 ment(b)          ment(b)         rate        rate paid(c)
------------------------------------------------------------------------------------------------------------------------------------
       $56,686                1.71%*                  2.78%*                  1.10%*           3.39%*         52%             $.0244

           646                2.49*                   1.59*                   1.85*            2.23*          52               .0244

           980                2.31*                   2.07*                   1.85*            2.53*          52               .0244

         6,052                2.29*                   1.68*                    .85*            3.12*          52               .0244
------------------------------------------------------------------------------------------------------------------------------------

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Investment Trust:

We have audited the accompanying statement of net assets of Nuveen Investment Trust (comprising the Nuveen Balanced Stock and Bond Fund), including the portfolio of investments, as of June 30, 1997, the related statement of operations, the statement of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the fund constituting the Nuveen Investment Trust as of June 30, 1997, the results of its operations, the changes in its net assets and its financial highlights for the period then ended in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP



Chicago, Illinois
August 18, 1997

Shareholder Information

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Alabama                         Michigan
Arizona                         Missouri
California                      New Jersey
Colorado                        New Mexico
Connecticut                     New York
Florida                         North Carolina
Georgia                         Ohio
Kansas                          Pennsylvania
Kentucky                        South Carolina
Louisiana                       Tennessee
Maryland                        Virginia
Massachusetts                   Wisconsin


To purchase additional shares of your Nuveen Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

Fund Information

Board of Trustees
James E. Bacon
Anthony T. Dean
William L. Kissick
Thomas E. Leafstrand
Robert H. Lyon
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Fund Subadviser
Institutional Capital Corporation
225 W. Wacker Drive
Chicago, IL 60606

Custodian
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

Transfer Agent,
Shareholder Services and
Dividend Disbursing Agent
Shareholder Services, Inc.
Nuveen Investor Services
P.O. Box 5330
Denver, CO 80217-5330

(800) 621-7227

Legal Counsel
Chapman and Cutler
Chicago, Illinois

Independent Public
Accountants
Arthur Andersen LLP
Chicago, Illinois

Serving Investors
for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.




NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com

NUVEEN

Growth and Income Mutual Funds


June 30, 1997

Annual Report

A balance of municipal bonds and stocks that seeks to grow your tax-free income and help offset inflation.


[PHOTO APPEARS HERE]


Balanced Municipal and Stock Fund

Contents

 1 Dear Shareholder

 3 Fund Adviser Commentary

 6 Balanced Municipal and Stock
   Fund Overview

 9 Financial Section

31 Shareholder Information

32 Fund Information

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board


Wealth takes a lifetime to build. Once achieved, it should be preserved.


Dear Shareholder


It is a great pleasure to share with you the Nuveen Balanced Municipal and Stock Fund's outstanding performance record for its first fiscal year of operations, a period covering the eleven months from August 7, 1996 through June 30, 1997. Since the fund's inception last August, Class A shareholders have enjoyed a return on net asset value of 18.05%. The average total return for the other three balanced funds incorporating municipals was 16.93% over the same time period. With consistent growth to more than $100 million in assets, this unique fund clearly has attracted investor enthusiasm.

Balancing Stability and Growth of Tax-Free Income

The Nuveen Balanced Municipal and Stock Fund is designed for investors who depend on their portfolio as a principal source of their financial security. To that end, we have designed a fund that, over time, should keep your income growing to help preserve your standard of living into the future. In March, the fund increased its tax-free dividend 5.81%, showing that relative price stability and growth of tax-free income are achievable.

The fund seeks to provide investors with consistent, tax-free income by selecting intermediate-term, investment-grade quality bonds that our portfolio managers believe offer attractive yields with relatively modest price sensitivity. The fund is also able to produce attractive after-tax total returns over time by purchasing stocks of large, well-established companies whose current earnings and near-term growth potential seem undervalued by the market. If the fund's equity holdings do appreciate, rebalancing the portfolio by selling stocks and buying municipal bonds will allow the fund to pay increasing levels of tax-free income.

-----
1

An important objective of the fund is to provide investors with an attractive after-tax total return by combining the tax-free income and price stability of municipal bonds with the long-term growth potential of stocks.


A Disciplined Investment Process
The Nuveen Balanced Municipal and Stock Fund links the talents of two outstanding investment managers--Nuveen and Institutional Capital Corporation
(ICAP)--both of whom apply decades of experience, painstaking analysis and strict investment disciplines to help the fund reach its objectives.

Managing the municipal bonds in the portfolio, Nuveen brings to the fund nearly 100 years of experience in the municipal business. Nuveen's team of portfolio managers follow a time-tested, value-oriented investment philosophy backed by a research department renowned in the industry. Even as we broaden the investment solutions we offer investors, we remain committed to maintaining our position as one of the largest investors in the municipal market.

To manage the stock component of the fund's portfolio, Nuveen has teamed up with ICAP, an equity manager whose disciplined, research-driven style closely mirrors its own. Based in Chicago, ICAP has over 27 years of investment management experience and currently manages about $10 billion for some of the country's most prestigious institutions.

Looking Ahead
I'm delighted that the fund has performed so well. With a disciplined balance of municipal bonds and stocks, the fund is positioned to produce a growing level of tax-free income over time while capturing future stock market growth with moderate price fluctuations.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. We will continue to strive to provide you with high-quality investments that withstand the test of time, and we look forward to reporting to you again in six months.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

August 15, 1997

-----
2

Fund Adviser Commentary

Investment Objective

The Nuveen Balanced Municipal and Stock Fund seeks to provide investors with an attractive after-tax total return through a combination of federally tax-exempt income and long-term capital appreciation, and preservation of capital in adverse markets.

Investment Philosophy

The fund follows a balanced portfolio approach, using equities to provide price appreciation while the municipal bond portion of the portfolio seeks to obtain attractive tax-free income in balancing the fund's exposure to both rate fluctuations and credit risk. We employ a value-oriented team approach to asset allocation and security selection, determining the appropriate asset allocation target based on current economic conditions, monetary and interest rate forecasts, corporate profit estimates and municipal market dynamics. We also apply several proprietary quantitative models that compare expected returns of stocks and bonds.

Investment Strategy

Once the asset allocation target is determined, our portfolio management team pools their municipal bond and equity sector expertise. For the municipal portion, we focus on after-tax total return through value investing. This means that we look for intermediate-term bonds that have a high level of tax-exempt income, while also trying to uncover those bonds or sectors of the market that

-----
3

We believe the fund is well positioned to provide the upside potential of equities and the attractive tax-free income of municipal bonds, while providing valuable protection in difficult markets.

appear temporarily underpriced. We analyze how the various sectors of the bond market are trading in relation to the types of bonds that are expected to be brought to market through new issue supply. If we feel that bonds from a certain sector of the market--for instance, public power--have the potential to appreciate in value due to increased competition or reduced supply, we will purchase these undervalued bonds for both the tax-free income and the expectation of strong price performance over the long term.

Likewise, our equity portfolio management team, which consists of 12 portfolio managers and analysts, seeks to identify stocks with strong relative value--that is, stocks that appear to be priced under what the team believes to be their warranted value--and clear catalysts for price appreciation. A catalyst is a company or industry event that could trigger a rise in the stock's price, such as a corporate restructuring or a favorable market climate for a particular industry.

Economic Review

Since the inception of the fund, the stock market has enjoyed tremendous gains as a result of a number of factors, including a very strong U.S. economy, a relatively low interest rate environment, few signs of inflationary pressures, strong corporate earnings, and a record amount of merger and acquisition activity. These factors boosted investor confidence and helped propel the U.S. equity market--and fixed-income securities--to substantial gains. Over the same period of time, municipal bond yields have decreased, leading to good performance from the bond portion of the portfolio as well.

Investment Outlook

Currently, we do not think the Federal Reserve will act to

-----
4
raise short-term interest rates during the third quarter, and, consequently, interest rates will probably remain in a relatively low trading range. Given this environment, we will continue to monitor the municipal market for attractive situations such as when increased credit spreads create investment opportunities, allowing us to add yield necessary to compensate for increased risk.

Most of the stocks that we find that meet our investment criteria fall in the category of corporate restructurings. Our view is that restructurings are particularly appropriate for today's market.

Even though most consumer product and service markets are very competitive from a pricing standpoint, in some instances, companies have the ability to raise prices. Thus, companies that have some degree of pricing flexibility should be relatively advantaged. Such flexibility could come from a particular product, or industry supply and demand conditions. As we have increasingly focused on this potential, several areas of opportunity have emerged, reflecting our holdings in Host Marriott, ITT Corp and AMR Corp. In each case, we have looked for companies that are benefiting from enhanced pricing power, and have managements who are working hard to exploit that value for shareholders.

We believe the fund is well positioned to provide the upside potential of equities and the attractive tax-free income of municipal bonds, while providing valuable protection in difficult markets.

-----
5

Balanced Municipal
and Stock Fund
Overview as of June 30, 1997


Top Five Stock Holdings

Philips Electronics NV                  4.71%
NYNEX Corporation                       3.60%
Raytheon Corporation                    3.50%
Ford Motor Company                      3.50%
IBM Corporation                         3.40%

Stock Diversification

         [PIE CHART APPEARS HERE]


Transportation                          7%
Automotive                              6%
Banks                                   5%
Chemicals                               5%
Defense                                10%
Compute Systems                         5%
Entertainment                           4%
Media                                   4%
Electronics                             7%
Pharmaceutical                          8%
Retail                                  4%
Telephone                               9%
Insurance                               3%
Health Care                             4%
Services                                6%
Toys                                    3%
Other                                  10%


Municipal Bond Credit Quality


     [PIE CHART APPEARS HERE]

AAA                             62%
BBB                             23%
  A                              5%
 AA                             10%

Fund Highlights
================================================================================
Share Class                     A               B               C              R
CUSIP                   67064Y883       67064Y875       67064Y867      67064Y859
Inception Date               8/96            8/96            8/96           8/96
Net Asset Value (NAV)      $23.11          $23.11          $23.10         $23.11
Last Quarterly Dividend   $0.0455         $0.0320         $0.0320        $0.0500
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Net Assets ($000)                                                  $90,525
Fixed Income Maturity/Duration                                      13/6.9 years
Average Market Capitalization of Stocks                              $25 billion
Average P/E of Stocks (trailing 12 months)                                  18.5
Number of Stocks                                                              46
Expected Turnover Rate                                                 100%-125%
Expense Ratio (A Shares) (After Reimbursement)                             1.10%
Portfolio Allocation       Stocks              Municipal Bonds              Cash
                              35%                          60%                5%
--------------------------------------------------------------------------------

Total Return/1/
================================================================================
Share Class                     A(NAV)        A(Offer)        B       C       R
Year-to-Date                     9.61%           3.86%    9.26%   9.22%   9.84%
Since Inception                 18.05%          11.86%   17.32%  17.27%  18.38%
--------------------------------------------------------------------------------

Dividend Yields
================================================================================
Share Class                     A(NAV)        A(Offer)        B       C       R
Distribution Rate                2.36%           2.24%    1.66%   1.66%   2.60%
SEC 30-Day Yield                 2.81%           2.66%    2.00%   1.99%   3.06%
--------------------------------------------------------------------------------

=====
6

                                        Nuveen Balanced Municipal and Stock Fund
                                                     June 30, 1997 Annual Report

1 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.25% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years, which is not reflected in the return figures. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in return figures.

2 The Index Comparison shows the change in value of a $10,000 investment in the A shares of the Nuveen fund compared with the Standard & Poor's 500 Index, a Balanced Index and Lehman Brothers Intermediate Treasury Index. The Balanced Index is comprised of a 60% weighting in the S&P 500 Index and 40% in the Lehman Brothers Intermediate Treasury Index. The indexes do not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.25%) and all ongoing fund expenses.

[LINE GRAPH APPEARS HERE]

                                             Nuveen
                                Balanced     Balanced
  Lehman Brothers               Index        Municipal
10 Year Municipal               (60% S&P/    & Stock
       Bond Index    S&P 500    40% LBIT)    Fund (Offer)

           10,000     10,000       10,000           9,475       August 1996
           10,000      9,834        9,934           9,432    September 1996
           10,103     10,344       10,201           9,650      October 1996
           10,230     10,630       10,391           9,869     November 1996
           10,437     11,434       10,831          10,274     December 1996
           10,390     11,214       10,719          10,204      January 1997
           10,431     11,915       11,012          10,411     February 1997
           10,529     12,008       11,108          10,518        March 1997
           10,387     11,514       10,836          10,382        April 1997
           10,464     12,202       11,143          10,615          May 1997
           10,613     12,945       10,510          10,926         June 1997
           10,730     13,556       11,803          11,185         July 1997

S&P 500                                             $13,556
Nuveen Balanced Municipal and Stock Fund (Offer)    $11,185 (NAV = $11,805)
Balanced Index (60% S&P / 40% LBIT)                 $11,803
Lehman Brothers 10 Year Municipal Bond Index        $10,730

Past performance is not predictive of future performance.

-----
7

Financial Section


   Contents

10 Portfolio of Investments

18 Statement of Net Assets

19 Statement of Operations

20 Statement of Changes
   in Net Assets

21 Notes to Financial Statements

28 Financial Highlights

30 Report of Independent
   Public Accountants

-----
9

                             Portfolio of Investments
                             Nuveen Balanced Municipal and Stock Fund

                                                                          Market
     Shares                  Description                                   Value
--------------------------------------------------------------------------------
                             Common Stocks -- 36.1%

                             Automotive -- 2.4%
     30,000                  Ford Motor Company                      $ 1,132,500
     18,250                  General Motors Corporation                1,016,297
--------------------------------------------------------------------------------
                             Banks -- 1.8%
     19,200                  Banc One Corporation                        930,000
      2,600                  Wells Fargo & Company                       700,700
--------------------------------------------------------------------------------
                             Chemicals -- 1.9%
     12,700                  Akzo Nobel N.V. Sponsored ADR               877,888
     13,900                  E.l. du Pont de Nemours and Company Ltd.    873,963
--------------------------------------------------------------------------------
                             Computer Systems -- 1.9%
     12,200                  International Business
                             Machines Corporation                      1,100,287
     17,100                  Sun Microsystems, Inc. +                    636,441
--------------------------------------------------------------------------------
                             Defense -- 3.5%
     19,400                  Boeing Company                            1,029,413
     11,450                  Northrop Grumman Corporation              1,005,453
     22,500                  Raytheon Company                          1,147,500
--------------------------------------------------------------------------------
                             Electronics -- 2.5%
      7,100                  Advanced Micro Devices, Inc. +              255,600
     21,200                  Philips Electronic N.V.                   1,523,750
      5,700                  SGS-Thomson Microelectronics N.V. +         456,000
--------------------------------------------------------------------------------
                             Entertainment -- 1.3%
     27,150                  Host Marriott Corp. +                       483,609
     10,950                  ITT Corporation +                           668,634
--------------------------------------------------------------------------------
                             Food, Tobacco, Beverage -- 0.8%
     17,750                  Grand Metropolitan PLC
                             Sponsored ADR                               695,578
--------------------------------------------------------------------------------
                             Health Care -- 1.3%
      7,700                  Aetna Inc.                                  788,288
     13,500                  Tenet Healthcare Corporation +              399,094
--------------------------------------------------------------------------------
                             Insurance -- 1.2%
     14,300                  Allstate Corporation                      1,043,900
--------------------------------------------------------------------------------
                             Media -- 1.5%
     27,350                  Dun & Bradstreet Corporation                717,937
      3,500                  Tribune Company                             168,219
     25,250                  U.S.West Media Group +                      511,312
--------------------------------------------------------------------------------
                             Metals -- 0.8%
     10,200                  Reynolds Metals Company                     726,750
--------------------------------------------------------------------------------
                             Natural Gas -- 0.5%
     16,650                  Union Pacific Resources Group Inc.          414,169

------
10

                                        Nuveen Balanced Municipal and Stock Fund
                                                     June 30, 1997 Annual Report


                                                                          Market
      Shares    Decription                                                 Value
--------------------------------------------------------------------------------
                COMMON STOCKS -- continued

                Non-Defense Capital Spending -- 0.9%
      11,150    Case Corporation                                      $  767,956
--------------------------------------------------------------------------------
                Oil -- 0.2%
       4,600    Ashland Inc.                                             213,325
--------------------------------------------------------------------------------
                Pharmaceuticals -- 2.9%
      11,600    American Home Products Corporation                       887,400
       8,593    Novartis AG Sponsored ADR                                687,864
      25,300    Rhone-Poulenc SA Sponsored ADR                         1,053,112
--------------------------------------------------------------------------------
                Retail -- 1.3%
       8,500    Dillard's Inc.                                           294,313
      21,550    Federated Department Stores, Inc. +                      748,863
       6,200    Office Depot, Inc. +                                     120,512
--------------------------------------------------------------------------------
                Services, Miscellaneous -- 1.9%
       8,750    AMR Corporation +                                        809,375
       6,500    Continental Airlines, Inc. +                             227,094
       3,300    HFS, Inc. +                                              191,400
      28,793    Peninsular and Oriental Steam Navigation Company         575,042
--------------------------------------------------------------------------------
                Software & Services -- 0.7%
      14,650    First Data Corporation                                   643,684
--------------------------------------------------------------------------------
                Telephone -- 3.3%
      26,200    MCI Communications Corporation                         1,002,969
      20,300    NYNEX Corporation                                      1,169,787
      15,400    Sprint Corporation                                       810,425
--------------------------------------------------------------------------------
                Toys -- 1.0%
      20,475    Hasbro, Inc.                                             580,978
      10,350    Mattel, Inc.                                             350,606
--------------------------------------------------------------------------------
                Transportation -- 2.5%
      11,100    Burlington Northern Santa Fe                             997,613
      14,900    Canadian Pacific, Ltd.                                   423,719
      11,500    Union Pacific Corporation                                810,750
--------------------------------------------------------------------------------
                Total Common Stock Investments--(cost $29,549,718)    32,670,069
--------------------------------------------------------------------------------

-----

                   Portfolio of Investments
                   Nuveen Balanced Municipal and Stock Fund

     Principal                                                                 Optional Call                        Market
        Amount    Description                                                    Provisions*     Ratings**           Value
--------------------------------------------------------------------------------------------------------------------------
                  MUNICIPAL BONDS--60.7%

                  Alabama--0.6%
    $  480,000    Alabama Water Pollution Control Authority, Revolving           8/05 at 100           Aaa      $  528,494
                    Fund Loan Bonds, Series 1994, 6.625%, 8/15/08
--------------------------------------------------------------------------------------------------------------------------
                  California--4.8%
     2,500,000    Escondido Multifamily Housing Revenue Refunding            7/05 at 101 1/2           AAA       2,533,375
                    (Morning View Terrace Apartments),
                    FNMA Series 1997B, 5.400%, 1/01/27
                    (Mandatory put 7/01/07)

       250,000    County of Orange, California, Refunding Recovery              No Opt. Call           Aaa         269,368
                    Bonds, 1995 Series A, 6.000%, 6/01/10

     1,495,000    Palmdale Civic Authority, 1997 Revenue Bonds,                  7/07 at 102           Aaa       1,495,658
                    Series A (Civic Center Refinancing),
                    5.375%, 7/01/12
--------------------------------------------------------------------------------------------------------------------------
                  Colorado--2.3%
     2,000,000    City and County of Denver, Colorado, Airport System           11/06 at 102           Aaa       2,063,500
                    Revenue Bonds, Series 1996 B, 5.625%, 11/15/08
                    (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------
                  District of Columbia--0.6%
       500,000    District of Columbia General Obligation Refunding             No Opt. Call           Aaa         554,595
                    Bonds, Series A-1, 6.500%, 6/01/10
--------------------------------------------------------------------------------------------------------------------------
                  Florida--1.9%
     1,500,000    Dade County, Florida, Seaport Revenue and                     No Opt. Call           Aaa       1,698,600
                    General Obligation Refunding Bonds, Series
                    6.500%, 10/01/07
--------------------------------------------------------------------------------------------------------------------------
                  Georgia--5.4%
     1,110,000    Georgia Housing and Finance Authority, Single Family           6/06 at 102           AA+       1,133,166
                    Mortgage Bonds, 1996 Series A, 5.875%, 12/01/19
                    (Alternative Minimum Tax)

     1,360,000    Georgia, State of, General Obligation Bonds,                  No Opt. Call           Aaa       1,522,343
                    Series 1996C, 6.250%, 8/01/08

     2,000,000    State of Georgia, General Obligation Bonds, Bonds, 1997A,     No Opt. Call           Aaa       2,229,340
                    6.250%, 4/01/07
--------------------------------------------------------------------------------------------------------------------------
                  Idaho--0.8%
       750,000    Idaho Housing and Finance Association, Single Family           1/07 at 102            A1         759,345
                    Mortgage Bonds, 1997 Series D, 5.950%, 7/01/09
                    (Alternative Minimum Tax)

                  --
                  12

                                        Nuveen Balanced Municipal and Stock Fund
                                                     June 30, 1997 Annual Report

 Principal                                                                    Optional Call                                   Market
    Amount      Description                                                     Provisions*             Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                MUNICIPAL BONDS--continued

                Illinois -- 10.3%
$2,160,000      Illinois Health Facilities Authority, Revenue Bonds,            7/04 at 102                  BBB          $2,361,290
                  Series 1985 (St. Elizabeth's Hospital of Chicago,
                  Inc.), 7.250%, 7/01/05

 1,500,000      Illinois Health Facilities Authority, Revenue Bonds,           11/03 at 102                   A1           1,537,050
                  Series 1993 (OSF Healthcare System),
                  6.000%, 11/15/10

   250,000      Illinois Health Facilities Authority, FHA Insured               2/06 at 102                  Aaa             254,005
                  Mortgage Revenue Bonds, Series 1996 (Sinai
                  Health System), 5.500%, 2/15/09

 1,200,000      Illinois Health Facilities Authority Revenue Bonds,            10/07 at 102                  Aaa           1,207,668
                  Series 1997A (Highland Park Hospital Project),
                  5.700%, 10/01/10

 1,000,000      Cook County School District 99 (Cicero), General               No Opt. Call                  Aaa           1,227,000
                  Obligation School Bonds, Series 1997,
                  8.500%, 12/01/04

   250,000      Public Building Commission of Kane County, Kane                No Opt. Call                  Aaa             269,128
                  County, Illinois, Community College Facilities
                  Revenue Refunding Bonds, Series 1996
                  (Waubonsee Community College District No. 516),
                  6.000%, 12/01/04

   700,000      Kankakee School District No. 111, Kankakee County,              1/06 at 100                  Aaa             701,883
                  Illinois, General Obligation School Bonds,
                  Series 1996, 5.500%, 1/01/12

 1,415,000      School District Number 112, Lake County, Illinois              No Opt. Call                  AA+           1,810,096
                  (Highland Park), General Obligation School Building
                  Bonds, Series 1997, 9.000%, 12/01/05 (WI)
------------------------------------------------------------------------------------------------------------------------------------

                Kentucky--0.3%
   310,000      Grant County School District Finance Corporation,               3/07 at 102                  Aaa             311,234
                  School Building Revenue Bonds, Series 1997,
                  5.300%, 3/01/10
------------------------------------------------------------------------------------------------------------------------------------
                Maine--1.4%
 1,000,000      Maine Educational Loan Marketing Corporation,                  No Opt. Call                  Aaa           1,034,350
                  Student Loan Revenue Bonds, Series A-4,
                  5.750%, 11/01/01 (Alternative Minimum Tax)

   255,000      Town of Winslow, Maine (Crowe Rope Industries                   3/07 at 102                  Aaa             261,870
                  Project), 1997 Series A, General Obligation Tax
                  Increment Financing Bonds, 6.000%, 3/01/11
                  (Alternative Minimum Tax)

13

                Portfolio of Investments
                Nuveen Balanced Municipal and Stock Fund



 Principal                                                                    Optional Call                                   Market
    Amount      Description                                                     Provisions*           Ratings**                Value
------------------------------------------------------------------------------------------------------------------------------------
                MUNICIPAL BONDS--continued
                Massachusetts--0.3%
$  250,000      Massachusetts Health and Educational Facilities                 7/06 at 102                  A-           $  253,673
                  Authority, Revenue Bonds, Melrose-Wakefield
                  Healthcare Corp. Issue, Series C, 5.700%, 7/01/08
------------------------------------------------------------------------------------------------------------------------------------
                Michigan--2.2%
                Essexville-Hampton Public Schools, County of Bay,
                State of Michigan, 1997 School Building and Site
                Bonds (General Obligation - Unlimited Tax):
 1,000,000        5.400%, 5/01/11                                               5/07 at 100                 Aaa            1,006,670
 1,010,000        5.500%, 5/01/12                                               5/07 at 100                 Aaa            1,021,777
------------------------------------------------------------------------------------------------------------------------------------
                Nevada--2.8%
 2,250,000      Nevada Housing Division Single Family Mortgage                  4/07 at 102                 Aa3            2,276,235
                  Bonds, 1997 Series A-1 Mezzanine Bonds,
                  6.000%, 4/01/15 (Alternative Minimum Tax)

   250,000      Airport Authority of Washoe County, Reno, Nevada,               7/03 at 102                 Aaa              257,308
                  Airport Revenue Refunding Bonds, Series 1993B,
                  5.875%, 7/01/11
------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire--4.0%
   500,000      New Hampshire Higher Educational and Health                     1/07 at 102                BBB-              496,930
                  Facilities Authority, Revenue Bonds, Series 1997
                  (New Hampshire College), 6.200%, 1/01/12

 3,000,000      State of New Hampshire, Turnpike System                         4/02 at 102                 Aaa            3,090,180
                  Revenue Bonds, 1992 Series, 6.000%, 4/01/13
------------------------------------------------------------------------------------------------------------------------------------
                New York--10.6%
   275,000      Dormitory Authority of the State of New York,                   7/02 at 102                Baa1              290,054
                  Revenue Bonds, City University Issue, Series U,
                  6.375%, 7/01/08

 1,430,000      Empire State Development Corporation, New York                 No Opt. Call                Baa1            1,566,079
                  State Urban Development Corporation,
                  Revenue Bonds (Youth Facilities), 6.500%, 4/01/07

   250,000      New York State Finance Agency, Housing Project                  5/06 at 102                 Aaa              256,938
                  Mortgage Revenue Bonds, 1996 Series A
                  Refunding, 5.875%, 11/01/10

 2,000,000      New York State Thruway Authority, Local Highway                 4/06 at 102                Baa1            2,058,040
                  and Bridge Service Contract Bonds, Series 1996,
                  5.625%, 4/01/07

                                                                                  Nuveen Balanced Municipal and Stock Fund
                                                                                               June 30, 1997 Annual Report

     Principal                                                                 Optional Call                        Market
        Amount    Description                                                     Provisions       Ratings           Value
--------------------------------------------------------------------------------------------------------------------------
                  MUNICIPAL BONDS -- continued
                  New York -- continued
    $1,700,000    New York State, Urban Development Corporation,                 1/03 at 102          Baa1    $  1,740,817
                    Project Revenue Bonds (Cornell Center for Theory
                    and Simulation in Science and Engineering Grant),
                    Series 1993, 5.900%, 1/01/07

       285,000    New York State, Urban Development Corporation,                No Opt. Call          Baa1         306,423
                    State Facilities Revenue Bonds, 1995 Refunding
                    Series, 6.250%, 4/01/06

     2,000,000    Certificates of Participation, The State of New York,         No Opt. Call          Baa1       2,106,020
                    The City University of New York (John Jay College
                    of Criminal Justice Project Refunding),
                    6.000%, 8/15/06
       500,000    Metropolitan Transportation Authority, Transit                No Opt. Call          Baa1         519,655
                    Facilities Service Contract Bonds, Series O,
                    5.750%, 7/01/07

       250,000    The City of New York, General Obligation Bonds,            11/06 at 101 1/2         Baa1         254,220
                    Fiscal 1997 Series D, Tax-Exempt Bonds,
                    5.875%, 11/01/11

       500,000    The City of New York, General Obligation Bonds,                4/07 at 101          Baa1         519,670
                    Fiscal 1997 Series I, 6.000%, 4/15/09
--------------------------------------------------------------------------------------------------------------------------
                  Oklahoma -- 1.2%
     1,000,000    Oklahoma Industries Authority, Health System                  No Opt. Call           Aaa       1,077,800
                    Revenue Refunding Bonds
                    Series 1995D, 6.000%, 8/15/07
--------------------------------------------------------------------------------------------------------------------------
                  Pennsylvania -- 4.0%
     2,500,000    Commonwealth of Pennsylvania, Certificates of                  7/03 at 102           Aaa       2,533,850
                    Participation, Series 1993A, 5.400%, 7/01/09

     1,000,000    Southeastern Pennsylvania Transportation Authority,           No Opt. Call           Aaa       1,063,580
                    Special Revenue Bonds, Series of 1997,
                    5.750%, 3/01/07
--------------------------------------------------------------------------------------------------------------------------
                  Rhode Island -- 2.3%
       200,000    Rhode Island Clean Water Protection Finance Agency,           No Opt. Call           Aaa         248,358
                    Water Pollution Control Revolving Fund Revenue
                    Bonds, Series 1993 A (Pooled Loan Issue),
                    9.200%, 10/01/03

     1,760,000    City of Providence, Rhode Island, General                      7/07 at 102           Aaa       1,875,262
                    Obligation Bonds, 1997 Series A,
                    6.000%, 7/15/09

                 Portfolio of Investments
                 Nuveen Balanced Municipal and Stock Fund

  Principal                                                             Optional Call                    Market
     Amount      Description                                              Provisions*    Ratings**        Value
---------------------------------------------------------------------------------------------------------------
                 MUNICIPAL BONDS-continued
                 Texas - 0.9%
$   240,000      Texas Department of Housing and Community Affairs,       9/06 at 102          Aaa   $  246,754
                   Single Family Mortgage Revenue Bonds, 1996
                   Series E 5.750%, 3/01/10

    215,000      City of Austin, Texas, Water, Sewer and Electric        No Opt. Call            A      271,384
                   Refunding Revenue Bonds, Series 1982,
                   14.000%, 11/15/01

    250,000      City of San Antonio, Texas, Airport System               7/06 at 101          Aaa      258,593
                   Improvement Revenue Bonds, Series 1996,
                   5.700%, 7/01/09 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
                 Utah - 0.8%
    200,000      State Board of Regents of the State of Utah,            11/05 at 102          Aaa      209,232
                   Student Loan Revenue Bonds, 1995 Series N Bonds,
                   6.000%, 5/01/08 (Alternative Minimum Tax)

    500,000      Tooele County, Hazardous Waste Disposal Revenue          8/05 at 102         BBB+      529,315
                   Bonds (Laidlaw Inc./USPCI Clive PJ), Series 1995,
                   6.750%, 8/01/10 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
                 Washington - 3.2%
    230,000      Washington Public Power Supply System, Nuclear          No Opt. Call          Aa1      278,555
                   Project No. 2 Revenue Bonds, Series 1981 A,
                   14.375%, 7/01/01

    800,000      Washington Public Power Supply System,                   7/06 at 102          Aaa      824,671
                   Project No. 3, Refunding Revenue Bonds,
                   Series 1996-A, 5.700%, 7/01/09

    650,000      Public Utility District No. 1 of Benton County,          7/07 at 102          Aaa      665,950
                   Washington, Electric Revenue and Acquisition
                   Bonds, Series 1997, 5.450%, 11/01/08

  1,060,000      Tacoma School District No. 409, King County,            No Opt. Call          Aaa    1,135,821
                   Washington, Unlimited Tax General Obligation
                   Improvement and Refunding Bonds, 1997,
                   6.000%, 12/01/09 (WI)
---------------------------------------------------------------------------------------------------------------
$52,040,000      Total Municipal Investments - (cost $54,160,072)                                    55,003,172
---------------------------------------------------------------------------------------------------------------

16

                                        Nuveen Balanced Municipal and Stock Fund
                                                     June 30, 1997 Annual Report

Principal                                                                          Market
Amount      Description                                           Ratings**         Value
------------------------------------------------------------------------------------------
            Temporary Investments in Short-Term Municipal Securities - 5.1%

$1,000,000  McIntosh Industrial Development Board Pollution            A-1+    $1,000,000
              Control Revenue (Ciba-Geigy Corporation),
              Variable Rate Demand Bonds, 4.050%, 7/01/04++

 3,600,000  Sabine River Authority of Texas, Collateralized            A-1+     3,600,000
              Pollution Control (Texas Utilities Electric Company),
              Variable Rate Demand Bonds,
              4.150%, 4/01/30 (Alternative Minimum Tax)++
------------------------------------------------------------------------------------------
$4,600,000  Total Temporary Investments - (cost $4,600,000)                     4,600,000
==========--------------------------------------------------------------------------------
            Total Municipal Bond Investments - (cost $58,760,072)              59,603,172
            ------------------------------------------------------------------------------
            Total Investments - (cost $88,309,790) - 101.9%                    92,273,241
            ------------------------------------------------------------------------------
            Other Assets Less Liabilities - (1.9%)                             (1,748,216)
            ------------------------------------------------------------------------------
            Net Assets - 100%                                                 $90,525,025
            ==============================================================================

            * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

            ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

            +    Non-income producing.

            ++ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

            (WI) Security purchased on a when-issued basis (see note 1 of the
                 Notes to Financial Statements).


-----
17                               See accompanying notes to financial statements.

Statement of Net Assets
June 30, 1997


------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $88,309,790) (note 1)             $92,273,241
Cash                                                                                95,975
Receivables:
  Dividends and interest                                                            40,200
  Interest                                                                         842,260
  Investments sold                                                                 335,961
  Shares sold                                                                    1,918,666
Deferred organization costs (note 1)                                               150,025
Other assets                                                                         1,868
------------------------------------------------------------------------------------------
    Total assets                                                                95,658,196
------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                          4,951,159
  Shares redeemed                                                                    8,150
Accrued expenses:
  Management fees (note 5)                                                          32,982
  12b-1 distribution and service fees (notes 1 and 5)                               17,254
  Other                                                                             33,934
Dividends payable                                                                   89,692
------------------------------------------------------------------------------------------
    Total liabilities                                                            5,133,171
------------------------------------------------------------------------------------------
Net assets (note 6)                                                            $90,525,025
==========================================================================================
Class A Shares (note 1)
Net assets                                                                     $79,951,739
Shares outstanding                                                               3,459,741
Net asset value and redemption price per share                                 $     23.11
Offering price per share (net asset value per share plus
  maximum sales charge of 5.25% of offering price)                             $     24.39
==========================================================================================
Class B Shares (note 1)
Net assets                                                                     $ 2,051,187
Shares outstanding                                                                  88,756
Net asset value, offering and redemption price per share                       $     23.11
==========================================================================================
Class C Shares (note 1)
Net assets                                                                     $ 1,559,205
Shares outstanding                                                                  67,499
Net asset value, offering and redemption price per share                       $     23.10
==========================================================================================
Class R Shares (note 1)
Net assets                                                                     $ 6,962,894
Shares outstanding                                                                 301,348
Net asset value, offering and redemption price per share                       $     23.11
==========================================================================================

-----
18                               See accompanying notes to financial statements.

Statement of Operations                 Nuveen Balanced Municipal and Stock Fund
                                                     June 30, 1997 Annual Report
For the period August 7, 1996 (commencement of operations) through June 30, 1997

--------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                             $  134,371
Interest                                                                 611,930
--------------------------------------------------------------------------------
Total investment income                                                  746,301
--------------------------------------------------------------------------------
Expenses
Management fees (note 5)                                                 142,603
12b-1 service fees -- Class A (notes 1 and 5)                             33,029
12b-1 distribution and service fees -- Class B (notes 1 and 5)               818
12b-1 distribution and service fees -- Class C (notes 1 and 5)               458
Shareholders' servicing agent fees and expenses                            8,620
Custodian's fees and expenses                                             39,416
Trustees' fees and expenses (note 5)                                       2,799
Professional fees                                                         15,658
Shareholders' reports -- printing and mailing expenses                    14,744
Federal and state registration fees                                       37,434
Amortization of deferred organization costs (note 1)                      31,857
Other expenses                                                               409
--------------------------------------------------------------------------------
Total expenses before expense reimbursement                              327,845
     Expense reimbursement (note 5)                                     (131,924)
--------------------------------------------------------------------------------
Net expenses                                                             195,921
--------------------------------------------------------------------------------
Net investment income                                                    550,380
--------------------------------------------------------------------------------
Realized and Unrealized Gain From Investments
Net realized gain from investment transactions (notes 1 and 4)           457,166
Net change in unrealized appreciation or depreciation of investments   3,963,451
--------------------------------------------------------------------------------
Net gain from investments                                              4,420,617
--------------------------------------------------------------------------------
Net increase in net assets from operations                            $4,970,997
================================================================================

                                 See accompanying notes to financial statements.
-----
19

Statement of Changes in Net Assets

For the period August 7, 1996 (commencement of operations) through June 30, 1997

--------------------------------------------------------------------------------
Operations
Net investment income                                                $   550,380
Net realized gain from investment transactions
  (notes 1 and 4)                                                        457,166
Net change in unrealized appreciation or depreciation
  of investments                                                       3,963,451
--------------------------------------------------------------------------------
Net increase in net assets from operations                             4,970,997
--------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                               (291,349)
  Class B                                                                   (714)
  Class C                                                                   (485)
  Class R                                                               (141,518)
From accumulated net realized gains from
  investment transactions:
  Class A                                                                    (22)
  Class B                                                                    (22)
  Class C                                                                    (22)
  Class R                                                                (15,983)
--------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (450,115)
--------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                      86,716,680
Net proceeds from shares issued to shareholders due
  to reinvestment of distributions                                       105,920
--------------------------------------------------------------------------------
                                                                      86,822,600
--------------------------------------------------------------------------------
Cost of shares redeemed                                                 (851,817)
--------------------------------------------------------------------------------
Net increase in net assets from fund share transactions               85,970,783
--------------------------------------------------------------------------------
Net increase in net assets                                            90,491,665
Net assets at the beginning of period                                     33,360
--------------------------------------------------------------------------------
Net assets at the end of period                                      $90,525,025
================================================================================
Balance of undistributed net investment income at end of period      $   116,314
================================================================================

                                 See accompanying notes to financial statements.
-----
20

Notes to Financial Statements           Nuveen Balanced Municipal and Stock Fund
                                                     June 30, 1997 Annual Report


1. General Information and Significant Accounting Policies

The Nuveen Balanced Municipal and Stock Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust"). The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on May 6, 1996. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996. On August 7, 1996, The John Nuveen Company made an additional investment of approximately $6 million in the Fund for the purpose of establishing an initial investment portfolio. During the Fund's initial offering period of its shares to investors, March 3, 1997 through May 31, 1997, Class A Shares were available for purchase on a privileged load-waived basis (without an up-front sales charge).

The Fund invests in a conservative mix of equities and tax-exempt securities for capital growth, capital preservation and current tax-exempt income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities and/or securities having remaining maturities of 60 days or less when purchased, are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 1997, the Fund had such outstanding purchase commitments of $2,930,722.

-----
21

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared and distributed to shareholders monthly. Net ordinary taxable income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all of its net investment income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. In addition, the Fund intends to satisfy conditions which will enable interest from Municipal Obligations, which is exempt from regular federal income tax when received by the fund, to qualify as exempt-interest dividends when distributed to the Shareholders of the Fund. All tax-exempt income received by the fund and paid to shareholders during the period August 7, 1996 (commencement of operations) through June 30, 1997, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions are subject to federal taxation.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 12 months of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

                                        Nuveen Balanced Municipal and Stock Fund
                                                     June 30, 1997 Annual Report


Deferred Organization Costs

The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Derivative Financial Instruments

The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period August 7, 1996 (commencement of operations) through June 30, 1997.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

-----
23

2. Fund Shares

Transactions in Fund shares for the period August 7, 1996 (commencement of operation) through June 30, 1997, were as follows:

                                                        Shares        Amount
----------------------------------------------------------------------------
Shares sold:
  Class A                                            3,490,947   $77,077,576
  Class B                                               89,676     2,064,529
  Class C                                               67,179     1,548,508
  Class R                                              300,930     6,026,067

Shares issued to shareholders due to reinvestment of distributions:

  Class A                                                4,721       105,890
  Class B                                                   --            --
  Class C                                                   --            --
  Class R                                                    1            30
----------------------------------------------------------------------------
                                                     3,953,454    86,822,600
----------------------------------------------------------------------------
Shares redeemed:
  Class A                                              (36,344)     (818,648)
  Class B                                               (1,337)      (30,923)
  Class C                                                  (97)       (2,246)
  Class R                                                   --            --
----------------------------------------------------------------------------
                                                       (37,778)     (851,817)
----------------------------------------------------------------------------
Net increase                                         3,915,676   $85,970,783
============================================================================

3. Distributions to Shareholders

On July 9, 1997, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on August 1, 1997, to shareholders of record on July 9, 1997, as follows:

----------------------------------------------------------------------------
Dividend per share:
  Class A                                                             $.0455
  Class B                                                              .0320
  Class C                                                              .0320
  Class R                                                              .0500
----------------------------------------------------------------------------

-----
24

                                        Nuveen Balanced Municipal and Stock Fund
                                                     June 30, 1997 Annual Report




4. Securities Transactions
Purchases and sales (including maturities) of investments in common and preferred stocks, long-term municipal bonds and temporary investments for the period August 7, 1996 (commencement of operations) through June 30, 1997, were as follows:

--------------------------------------------------------------------------------

Purchases
Common and preferred stocks                                       $  35,065,459
Long-term municipal bonds                                            55,233,338
Temporary investments                                                31,400,000


Sales
Common and preferred stocks                                           5,973,373
Long-term municipal bonds                                             1,039,451
Temporary investments                                                26,800,000
================================================================================

At June 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

Net unrealized appreciation for financial reporting and federal income tax purposes aggregated $3,963,451 of which $4,060,388 related to appreciated securities and $96,937 related to depreciated securities.


5. Management Fee and Other Transactions with Affiliates
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

Average daily net asset value                                     Management fee
--------------------------------------------------------------------------------
For the first $125 million                                           .7500 of 1%
For the next $125 million                                            .7375 of 1
For the next $250 million                                            .7250 of 1
For the next $500 million                                            .7125 of 1
For the next $1 billion                                              .7000 of 1
For net assets over $2 billion                                       .6750 of 1
================================================================================


The Adviser has agreed to waive fees and reimburse expenses through July 31, 1998, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .85% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company owns a minority interest, under which ICAP manages the Fund's equity investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to its

------
25

Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

In conjunction with the load-waived introductory program, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of the John Nuveen Company, compensated authorized dealers directly with a 2% commission on Fund share sales. Shares purchased during this program are subject to a 2% CDSC if redeemed within the first two years of purchase.

During the period August 7, 1996 (commencement of operations) through June 30, 1997, the Distributor collected gross sales charges on Class A Shares of approximately $54,800, of which approximately $46,300 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the period August 7, 1996 (commencement of operations) through June 30, 1997, the Distributor compensated authorized dealers directly with approximately $75,200 in commission advances on Class B and Class C Shares. To compensate for commissions advanced to authorized dealers, all 12b-1 distribution and service fees on Class B and Class C Shares were retained by the Distributor. The Distributor also collected and retained approximately $17,000 of CDSC on share redemptions during the period.


6. Composition of Net Assets
At June 30, 1997, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Capital paid-in                                                   $  86,004,140
Balance of undistributed net investment income                          116,314
Accumulated net realized gain from investment transactions              441,120
Net unrealized appreciation of investments                            3,963,451
--------------------------------------------------------------------------------
   Net assets                                                     $  90,525,025
================================================================================

------
26

                                        Nuveen Balanced Municipal and Stock Fund
                                                     June 30, 1997 Annual Report




7. Investment Composition
The Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At June 30, 1997, the revenue sources by municipal purpose for these investments, expressed as a percent of total municipal investments, were as follows:

--------------------------------------------------------------------------------
Revenue Bonds:
   Housing Facilities                                                        14%
   Lease Rental Facilities                                                   13
   Health Care Facilities                                                    12
   Transportation                                                            11
   Educational Facilities                                                     8
   Electric Utilities                                                         4
   Water/Sewer Facilities                                                     1
   Other                                                                      4
General Obligation Bonds                                                     33
--------------------------------------------------------------------------------
                                                                            100%
================================================================================

48% of the long-term and intermediate-term investments owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Fund's shares. All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.


------
27

Financial Highlights

Selected data for a common share outstanding August 7, 1996 (commencement of operations) through June 30, 1997, is as follows:

Class (Inception date)                Operating performance        Less distributions
                                     ------------------------  -------------------------
NUVEEN BALANCED
MUNICIPAL AND STOCK FUND
                                                          Net
                          Net                    realized and                                Net     Total
                          asset                    unrealized   Dividends                  asset    return
                          value             Net   gain (loss)    from net  Distributions   value    on net
Year ending               beginning  investment          from  investment   from capital  end of  turnover
June 30,                  of period   income(b)   investments      income          gains  period  value(a)
----------------------------------------------------------------------------------------------------------
Class A (8/96)
  1997(d)                    $20.00         $.56        $3.02       $(.42)         $(.05)  $23.11    18.05%
Class B (8/96)
  1997(d)                     20.00         .40         3.04        (.28)          (.05)   23.11    17.32
Class C (8/96)
  1997(d)                     20.00         .40         3.03        (.28)          (.05)   23.10    17.27
Class R (8/96)
  1997(d)                     20.00         .61         3.03        (.48)          (.05)   23.11    18.38
----------------------------------------------------------------------------------------------------------

*   Annualized.
(a) Total returns are calculated on net asset value without any sales charge.
(b) After waiver of certain management fees or reimbursement of expenses by Nuveen Institutional Advisory Corp.
(c) Average commission rate paid on equity portfolio transactions. Commissions paid are included in the cost of the securities.
(d) From commencement of class operations as noted.


                                                                      Nuveen Balanced Municipal and Stock Fund
                                                                                   June 30, 1997 Annual Report

                                                     Ratios/Supplemental data
------------------------------------------------------------------------------------------------------------------------------------
                                      Ratio                           Ratio
                                     of net                          of net
                  Ratio of       investment        Ratio of      investment
                  expenses        income to        expenses       income to
                to average          average      to average         average
                net assets       net assets      net assets      net assets
    Net assets      before           before           after           after       Portfolio            Average
 end of period   reimburse-      reimburse-      reimburse-      reimburse-        turnover         commission
(in thousands)         ment            ment         ment(b)         ment(b)            rate       rate paid(c)
-----------------------------------------------------------------------------------------------------------------------------------
      $79,952        1.58%*           2.31%*           1.10%*         2.79%*           32%             $.0244

        2,051        2.22*            1.62*            1.85*          1.99*            32               .0244

        1,559        2.29*            1.53*            1.85*          1.97*            32               .0244

        6,963        2.05*            1.96*             .85*          3.16*            32               .0244
===================================================================================================================================

29

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Investment Trust:

We have audited the accompanying statement of net assets of Nuveen Investment Trust (comprising the Nuveen Balanced Municipal and Stock Fund), including the portfolio of investments, as of June 30, 1997, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the fund constituting Nuveen Investment Trust as of June 30, 1997, the results of its operations, the changes in its net assets and its financial highlights for the period then ended in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
August 18, 1997

-----
30

Shareholder Information


Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth and Income Funds

Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds

Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds

Alabama              Michigan
Arizona              Missouri
California           New Jersey
Colorado             New Mexico
Connecticut          New York
Florida              North Carolina
Georgia              Ohio
Kansas               Pennsylvania
Kentucky             South Carolina
Louisiana            Tennessee
Maryland             Virginia
Massachusetts        Wisconsin


To purchase additional shares of your Nuveen Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.


-----
31

Fund Information

Board of Trustees
James E. Bacon
Anthony T. Dean
William L. Kissick
Thomas E. Leafstrand
Robert H. Lyon
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Fund Subadvisor
Institutional Capital Corporation
225 W. Wacker Drive
Chicago, IL 60606

Custodian
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

Transfer Agent,
Shareholder Services and
Dividend Disbursing Agent
Shareholder Services, Inc.
Nuveen Investor Services
P.O. Box 5330
Denver, CO 80217-5330

(800) 621-7227

Legal Counsel
Chapman and Cutler
Chicago, Illinois

Independent Public
Accountants
Arthur Andersen LLP
Chicago, Illinois

-----
32

Serving Investors for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach--purchasing securities of strong companies and communities that represent good long-term value--is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com

                           PART C--OTHER INFORMATION

ITEM 24: FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial statements:

  1. Nuveen Balanced California Municipal and Stock Fund:

  Included in the Prospectus:

    Not Applicable

  Included in the Statement of Additional Information:

    Not Applicable

  2. Nuveen Growth and Income Stock Fund, Nuveen Balanced Stock and Bond Fund and Nuveen Balanced Municipal and Stock Fund:


  Included in the Prospectus:

    Not Applicable

  Included in the Statement of Additional Information through incorporation by reference to each Fund's most recent Annual Report:

    Portfolio of Investments

    Statement of Net Assets

    Statement of Operations

    Statement of Changes in Net Assets

    Notes to Financial Statements

    Financial Highlights

    Report of Independent Public Accountants

(b) Exhibits


      1(a).    Declaration of Trust of Registrant./1/
      1(b).    Certificate for the Establishment and Designation of
               Series and Classes for the Nuveen Growth and Income Stock
               Fund, the Nuveen Balanced Stock and Bond Fund, and Nuveen
               Balanced Municipal and Stock Fund, dated
               June 20, 1996./3/
      1(c).    Certificate for the Establishment and Designation of
               Series for the Nuveen Balanced California Municipal and
               Stock Fund, dated July 23, 1997./6/
      2.       By-Laws of Registrant./1/
      3.       Not applicable.
      4.       Specimen certificate of Shares of each Fund./3/
      5(a).    Management Agreement between Registrant and Nuveen
               Institutional Advisory Corp. on behalf of Nuveen Growth
               and Income Stock Fund, Nuveen Balanced Stock and Bond
               Fund, and Nuveen Balanced Municipal and Stock Fund./6/


      5(b).    Management Agreement between Registrant and Nuveen
               Institutional Advisory Corp. on behalf of Nuveen Balanced
               California Municipal and Stock Fund./6/
      5(c).    Sub-Advisory Agreement between Nuveen Institutional
               Advisory Corp and Institutional Capital Corporation on
               behalf of Nuveen Growth and Income Stock Fund, Nuveen
               Balanced Stock and Bond Fund, and Nuveen Balanced
               Municipal and Stock Fund./6/
      5(d).    Form of Sub-Advisory Agreement between Nuveen
               Institutional Advisory Corp. and Institutional Capital
               Corp. on behalf of Nuveen Balanced California Municipal
               and Stock Fund./6/
      5(e).    Renewal of Investment Management Agreement dated July 23,
               1997./7/
      6(a).    Distribution Agreement between Registrant and John Nuveen
               & Co. Incorporated./7/
      6(b).    Dealer Management Agreement dated October 22, 1996./4/
      7.       Not applicable.
      8(a).    Custodian Agreement between Registrant and Chase Manhattan
               Bank./7/
      8(b).    Form of Subscription Agency Agreement between Registrant
               and The Chase Manhattan Bank./4/
      9.       Transfer Agency Agreement between Registrant and
               Shareholder Services, Inc./7/
     10(a).    Opinion and consent of Chapman and Cutler, dated July 30,
               1996./3/
     10(b).    Opinion and consent of Bingham, Dana & Gould, dated July
               30, 1996./3/
     11.       Consent of Independent Public Accountants./9/
     12.       Not applicable.
     13.       Subscription Agreement with Nuveen Institutional Advisory
               Corp./7/
     14.       Not applicable.
     15.       Plan of Distribution and Service Pursuant to Rule 12b-1
               for the Class A Shares, Class B Shares and Class C Shares
               of each Fund./3/
     16.       Schedule of Computation of Performance Figures./8/
     17.       Financial Data Schedule./8/
     18.       Multi-Class Plan./4/


     99(a).    Original Powers of Attorney for Messrs. Schwertfeger,
               Dean, Leafstrand, Bacon, Kissick, Lyon, and Ms.
               Wellington, Trustees, authorizing, among others, Larry W.
               Martin and Gifford R. Zimmerman to execute the
               Registration Statement./6/
     99(b).    Code of Ethic and Reporting Requirements./7/

--------
/1/Incorporated by reference to the initial registration statement filed on
   Form N-1A for Registrant.
/2/Incorporated by reference to the pre-effective amendment no. 1 filed on Form
   N-1A for Registrant.
/3/Incorporated by reference to the pre-effective amendment no. 2 filed on Form
   N-1A for Registrant.
/4/Incorporated by reference to the post-effective amendment no. 1 filed on
   Form N-1A for Registrant.
/5/Incorporated by reference to the post-effective amendment no. 2 filed on
   Form N-1A for Registrant.
/6/Incorporated by reference to the post-effective amendment no. 3 filed on
   Form N-1A for Registrant.
/7/Incorporated by reference to the post-effective amendment no. 4 filed on
   Form N-1A for Registrant.
/8/Incorporated by reference to the post-effective amendment no. 5 filed on Form N-1A for Registrant.

/9/Incorporated by reference to the post-effective amendment no. 6 filed on Form N-1A forRegistrant.

ITEM 25: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Not applicable.

ITEM 26: NUMBER OF HOLDERS OF SECURITIES
At August 13, 1997:

                                                                    NUMBER OF
      TITLE OF SERIES                                             RECORD HOLDERS
      ---------------                                             --------------
      Nuveen Growth and Income Stock Fund
        Class A..................................................     39,103
        Class B..................................................      3,794
        Class C..................................................      2,054
        Class R..................................................      2,840
      Nuveen Balanced Stock and Bond Fund........................
        Class A..................................................      4,816
        Class B..................................................      2,625
        Class C..................................................      2,532
        Class R..................................................      2,524
      Nuveen Balanced Municipal and Stock Fund...................
        Class A..................................................      4,928
        Class B..................................................      2,771
        Class C..................................................      2,674
        Class R..................................................      2,516

ITEM 27: INDEMNIFICATION
Section 4 of Article XII of Registrant's Declaration of Trust provides as fol-lows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent per-mitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negli-gence or reckless disregard of the duties involved in the conduct of his office;

  (b) with respect to any matter as to which he shall have been finally adju-dicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a pay-ment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

    (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

    (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by poli-cies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall con-tinue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or oth-erwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, any-one who has been exempted from being an Interested Person by any rule, regula-tion or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, admin-istrative or other, including appeals), actual or threatened; and the word "li-ability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other lia-bilities.

                               -----------------

The trustees and officers of the Registrant are covered by Investment Trust Er-rors and Omission policies in the aggregate amount of $20,000,000 (with a maxi-mum deductible of $500,000) against liability and expenses of claims of wrong-ful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Ex-change Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indem-nification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
(a) Nuveen Institutional Advisory Corp. serves as investment adviser or manager to the following closed-end management type investment companies: Nuveen Select Tax-Free Income Portfolio; Nuveen Select Tax-Free Income Portfolio 2; Nuveen Insured California Select Tax-Free Income Portfolio; Nuveen Insured New York Select Tax-Free Income Portfolio; Nuveen Select Tax-Free Income Portfolio 3 and the Registrant, an open-end management type investment company. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606. In addition, Nuveen Institutional Advisory Corp. serves as investment adviser to separately managed accounts.

For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser has engaged during the last two years for his account or in the capacity of di-rector, officer, employee, partner or trustee, see the descriptions under "Man-agement" in the Statement of Additional Information.

(b) Institutional Capital Corporation (ICAP) acts as investment adviser to the ICAP Funds, Inc. and as sub-investment adviser to the Registrant. In addition, ICAP serves as investment adviser to separately managed accounts.

The following is a listing of each director and officer of ICAP. The principal business address for each person is 225 W. Wacker Drive, Chicago, IL 60606.

                                POSITIONS AND OFFICES     POSITIONS AND OFFICES
               NAME                   WITH ICAP              WITH REGISTRANT
               ----             ---------------------     ---------------------
      Robert H. Lyon........ President, Chief Investment         Trustee
                             Officer and Director
      Pamela H. Conroy...... Senior Vice President                None
      Donald D. Niemann..... Executive Vice President and         None
                             Director
      Gary S. Maurer........ Executive Vice President and         None
                             Director
      Barbara A. Chiesa..... Vice President and Director          None

ITEM 29: PRINCIPAL UNDERWRITERS
(a) John Nuveen & Co. Incorporated ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Mu-nicipal Trust, Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., Nuveen Tax-Free Reserves, Inc., Flagship Admiral Funds Inc., and the Registrant. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Free Unit Trust and the Nuveen Unit Trust, registered unit investment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Perfor-mance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Op-portunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Invest-ment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Invest-ment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Se-lect Quality Municipal Fund, Inc.,

Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured Cali-fornia Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium In-come Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Mu-nicipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecti-cut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Pre-mium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free In-come Portfolio and Nuveen Select Tax-Free Income Portfolio 3.

(b)

NAME AND PRINCIPAL         POSITIONS AND OFFICES          POSITIONS AND OFFICES
BUSINESS ADDRESS           WITH UNDERWRITER               WITH REGISTRANT
-------------------------------------------------------------------------------
Anthony T. Dean            President, Chief Operating     Chairman and Trustee
333 West Wacker Drive      Officer and Director
Chicago, IL 60606
Timothy R. Schwertfeger    Chairman of the Board,         President and Trustee
333 West Wacker Drive      Chief Executive Officer,
Chicago, IL 60606          and Director
John P. Amboian            Executive Vice President       None
333 West Wacker Drive
Chicago, IL 60606
Bruce P. Bedford           Executive Vice President       None
333 West Wacker Drive
Chicago, IL 60606
William Adams IV           Vice President                 None
333 West Wacker Drive
Chicago, IL 60606

NAME AND PRINCIPAL           POSITIONS AND OFFICES           POSITIONS AND OFFICES
BUSINESS ADDRESS             WITH UNDERWRITER                WITH REGISTRANT
----------------------------------------------------------------------------------
Richard P. Davis             Vice President                  None
One South Main Street
Dayton, OH 45402
Clifton L. Fenton            Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
Kathleen M. Flanagan         Vice President                  Vice President
333 West Wacker Drive
Chicago, IL 60606
Stephen D. Foy               Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
Robert D. Freeland           Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
Michael G. Gaffney           Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
Anna R. Kucinskis            Vice President                  Vice President
333 West Wacker Drive
Chicago, IL 60606
Robert B. Kuppenheimer       Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
Larry W. Martin              Vice President and              Vice President and
333 West Wacker Drive        Assistant Secretary             Assistant Secretary
Chicago, IL 60606
Thomas C. Muntz              Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
O. Walter Renfftlen          Vice President                  Vice President and
333 West Wacker Drive        and Controller                  Controller
Chicago, IL 60606
Stuart W. Rogers             Vice President                  None
333 West Wacker Drive
Chicago, IL 60606

NAME AND PRINCIPAL          POSITIONS AND OFFICES             POSITIONS AND OFFICES
BUSINESS ADDRESS            WITH UNDERWRITER                  WITH REGISTRANT
-----------------------------------------------------------------------------------
Bradford W. Shaw, Jr.       Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
H. William Stabenow         Vice President                    Vice President and
333 West Wacker Drive       and Treasurer                     Treasurer
Chicago, IL 60606
Paul C. Williams            Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Gifford R. Zimmerman        Vice President                    Vice President and
333 West Wacker Drive       and Assistant Secretary           Assistant Secretary
Chicago, IL 60606

(c) Not applicable.

ITEM 30: LOCATION OF ACCOUNTS AND RECORDS
Nuveen Institutional Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004-2413, maintains all general and subsidiary ledgers, journals, trial balances, rec-ords of all portfolio purchases and sales, and all other required records not maintained by Nuveen Institutional Advisory Corp., or Shareholder Services, Inc.

Shareholder Services, Inc., P.O. Box 5330, Denver, Colorado 80217-5330, main-tains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant.

ITEM 31: MANAGEMENT SERVICES
Not applicable.

ITEM 32: UNDERTAKINGS
(a) Not applicable.

(b) The Registrant undertakes to file a post-effective amendment to its regis-tration statement, using financial statements of Nuveen Balanced Califor-nia Municipal and Stock Fund which need not be certified, within four to six months from the effective date of the first post-effective amendment to Registrant's 1933 Act registration statement that includes a prospectus relating to Nuveen Balanced California Municipal and Stock Fund.

(c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Share-holders upon request and without charge.

(d) The Registrant agrees to call a meeting of shareholders for the purpose of voting upon the question of the removal of any trustee or trustees when re-quested to do so in writing by the record holders of at least 10% of the Registrant's outstanding shares and to assist the shareholders in communi-cations with other Shareholders as required by Section 16(c) of the Act.

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS POST-EFFECTIVE AMEND-MENT NO. 7 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UN-DERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CHICAGO, AND STATE OF IL-LINOIS, ON THE 26TH DAY OF DECEMBER, 1997.

                                        NUVEEN INVESTMENT TRUST

                                            /s/ Gifford R. Zimmerman
                                        ---------------------------------------
                                         Gifford R. Zimmerman, Vice President

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NO. 7 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

           SIGNATURE                     TITLE                       DATE
           ---------                     -----                       ----
  /s/ O. Walter Renfftlen
-------------------------------
      O. Walter Renfftlen       Vice President and            December 26, 1997
                                 Controller (Principal
                                 Financial and
                                 Accounting Officer)

Timothy R. Schwertfeger         President and Trustee )
Robert H. Lyon                  Trustee               )
Thomas E. Leafstrand            Trustee               )     By  /s/ Gifford R. Zimmerman
James E. Bacon                  Trustee               )         -------------------------
William L. Kissick              Trustee               )           Gifford R. Zimmerman
Sheila W. Wellington            Trustee               )             Attorney-in-Fact
Anthony T. Dean                 Chairman and Trustee  )             December 26, 1997
                                 (Principal Executive )
                                 Officer)             )

AN ORIGINAL POWER OF ATTORNEY AUTHORIZING, AMONG OTHERS, LARRY W. MARTIN AND GIFFORD R. ZIMMERMAN TO EXECUTE THIS REGISTRATION STATEMENT, AND AMENDMENTS THERETO, FOR EACH OF THE OFFICERS AND TRUSTEES OF REGISTRANT ON WHOSE BEHALF THIS REGISTRATION STATEMENT IS FILED, HAS BEEN EXECUTED AND FILED WITH THE SE-CURITIES AND EXCHANGE COMMISSION.